  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1995

                                                    1933 ACT FILE NO. 33-572
                                                    1940 ACT FILE NO. 811-4409
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933                [X]
                       POST-EFFECTIVE AMENDMENT NO. 55              [X]
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940            [X]
                               AMENDMENT NO. 57                     [X]

                         EATON VANCE MUNICIPALS TRUST
           --------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                    -------------------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

     H. DAY BRIGHAM, JR., 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
     -------------------------------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective on November 28, 1995 pursuant to paragraph (a) of Rule 485 or such earlier date as the Commission may determine.

    The exhibit index required by Rule 483(a) under the Securities Act of 1933 is located on page in the sequential numbering system of the manually signed copy of this Registration Statement.

    The Registrant has filed a Declaration pursuant to Rule 24f-2. On September 28, 1994, Registrant filed its "Notice" as required by that Rule for the series of the Registrant with the fiscal year end of July 31, 1994, on October 17, 1994 filed its "Notice" for the series of the Registrant with the fiscal year end of August 31, 1994 and on November 18, 1994 filed its "Notice" for the series of the Registrant with the fiscal year end of September 30, 1994.

    California Tax Free Portfolio has also executed this Registration
Statement.
================================================================================

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheets required by Rule 481(a) under Securities Act of
1933

    Part A -- The Prospectuses of:
      EV Classic California Municipals Fund
      EV Marathon California Municipals Fund
      EV Traditional California Municipals Fund

    Part B -- The Statements of Additional Information of:
      EV Classic California Municipals Fund
      EV Marathon California Municipals Fund
      EV Traditional California Municipals Fund

    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(b) under the Securities Act of 1933

    Exhibits

This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any other Series of the Registrant not identified above.

                         EATON VANCE MUNICIPALS TRUST
                    EV CLASSIC CALIFORNIA MUNICIPALS FUND
                    EV MARATHON CALIFORNIA MUNICIPALS FUND
                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

                                               CROSS REFERENCE SHEET
                                            ITEMS REQUIRED BY FORM N-1A
                                            ---------------------------
PART A
ITEM NO.                    ITEM CAPTION                                           PROSPECTUS CAPTION
------                      --------                                  ---------------------------------------------
 1. ......................  Cover Page                                Cover Page
 2. ......................  Synopsis                                  Shareholder and Fund Expenses
 3. ......................  Condensed Financial Information           The Fund's Financial Highlights; Performance
                                                                        Information
 4. ......................  General Description of Registrant         The Fund's Investment Objective; How the Fund
                                                                        and the Portfolio Invest their Assets;
                                                                        Organization of the Fund and the Portfolio
 5. ......................  Management of the Fund                    Management of the Fund and the Portfolio
 5A.......................  Management's Discussion of Fund           Not Applicable
                              Performance
 6. ......................  Capital Stock and Other Securities        Organization of the Fund and the Portfolio;
                                                                        Reports to Shareholders; The Lifetime
                                                                        Investing Account/Distribution Options;
                                                                        Distributions and Taxes
 7. ......................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund Shares;
                                                                        The Lifetime Investing Account/Distribution
                                                                        Options; Distribution Plan/Service Plan
                                                                        (Traditional only); The Eaton Vance
                                                                        Exchange Privilege; Eaton Vance Shareholder
                                                                        Services; Statement of Intention and Escrow
                                                                        Agreement
 8. ......................  Redemption or Repurchase                  How to Redeem Fund Shares
 9. ......................  Pending Legal Proceedings                 Not Applicable

PART B
ITEM NO.                    ITEM CAPTION                               STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                      --------                                  ---------------------------------------------
10. ......................  Cover Page                                Cover Page
11. ......................  Table of Contents                         Table of Contents
12. ......................  General Information and History           Other Information
13. ......................  Investment Objectives and Policies        Investment Objective and Policies; Investment
                                                                        Restrictions
14. ......................  Management of the Fund                    Trustees and Officers
15. ......................  Control Persons and Principal Holders of  Control Persons and Principal Holders of
                              Securities                                Securities
16. ......................  Investment Advisory and Other             Investment Adviser and Administrator;
                              Services                                  Distribution Plan/Service Plan (Traditional
                                                                        only); Custodian; Independent Certified
                                                                        Public Accountants
17. ......................  Brokerage Allocation and Other            Portfolio Security Transactions
                              Practices
18. ......................  Capital Stock and Other Securities        Other Information
19. ......................  Purchase, Redemption and Pricing of       Determination of Net Asset Value; Principal
                              Securities Being Offered                  Underwriter; Service for Withdrawal;
                                                                        Services for Accumulation (Traditional
                                                                        only); Distribution Plan/Service Plan
                                                                        (Traditional only)
20. ......................  Tax Status                                Taxes; Tax Equivalent Yield Table
21. ......................  Underwriters                              Principal Underwriter
22. ......................  Calculation of Performance Data           Investment Performance
23. ......................  Financial Statements                      Financial Statements

                         EATON VANCE MUNICIPALS TRUST

                    EV CLASSIC CALIFORNIA MUNICIPALS FUND

               SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1995

1. Effective September 29, 1995, EV Classic California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

2. The Trustees of the Fund and the Portfolio have amended the nonfundamental investment policy governing call options to read "neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested". THE FOLLOWING DISCLOSURE IS ADDED TO THE SECTION "HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS":

        The Portfolio may purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

3. THE FOLLOWING IS ADDED TO THE FIRST PARAGRAPH UNDER "PERFORMANCE
INFORMATION":

        The Fund may quote total return for the period prior to the Fund's commencement of operations which would reflect the Portfolio's total return (and that of its predecessor) adjusted to reflect any applicable Fund sales charge.

4. THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH UNDER THE CAPTION "EATON VANCE SHAREHOLDER SERVICES -- REINVESTMENT PRIVILEGE":

        REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

5. THE FOLLOWING TABLE REPLACES THE TABLE UNDER "THE FUND'S FINANCIAL HIGHLIGHTS" ON PAGE THREE OF THE PROSPECTUS:
                                                SIX
                                              MONTHS       YEAR
                                               ENDED       ENDED      YEAR
                                              MARCH 31,  SEPTEMBER    ENDED
                                                1995        30,     MARCH 31,
                                             (UNAUDITED)   1994*     1994**
                                             ----------- --------   ---------

NET ASSET VALUE, beginning of period           $ 9.080    $ 9.340    $10.000
                                               -------    -------    -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income                        $ 0.228    $ 0.227    $ 0.140
  Net realized and unrealized gain (loss) on
    investments                                  0.198     (0.224)    (0.635)
                                               -------    -------    -------
      Total income (loss) from operations      $ 0.426    $ 0.003    $(0.495)
                                               -------    -------    -------

LESS DISTRIBUTIONS:
  From net investment income                   $(0.228)   $(0.227)   $(0.140)
  In excess of net investment income            (0.011)    (0.036)    (0.025)
  In excess of net realized gain on
    investments                                 (0.017)      --         --
                                               -------    -------    -------
      Total distributions                      $(0.256)   $(0.263)   $(0.165)
                                               -------    -------    -------

NET ASSET VALUE, end of period                 $ 9.250    $ 9.080    $ 9.340
                                               =======    =======    =======
TOTAL RETURN(2)                                  4.86%      0.03%      (5.16%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)      $ 2,893    $ 2,893    $ 2,095
  Ratio of net expenses to average net
    assets                                       1.72%+     1.73%+     1.64%+
  Ratio of net investment income to average
    net assets                                   5.19%+     4.89%+     4.17%+

For the above periods, the operating expenses of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                $ 0.146    $ 0.120    $ 0.123
                                               =======    =======    =======
RATIOS (As a percentage of average daily net assets):

    Expenses(1)                                  3.58%+     4.03%+     2.15%+
    Net investment income                        3.33%+     2.59%+     3.66%+

    *For the six months ended September 30, 1994. The Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994. **For the period from the start of business, December 3, 1993 to March 31,
     1994.
    +Computed on an annualized basis.
 (1) Includes the Fund's share of California Tax Free Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

THE DATE OF THE ATTACHED PROSPECTUS IS CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE PROSPECTUS TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.


October 1, 1995                                                         C-CAPS

                    EV CLASSIC CALIFORNIA MUNICIPALS FUND

     EV CLASSIC CALIFORNIA MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN CALIFORNIA TAX FREE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST").

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

     This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1995 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's Principal Underwriter, Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 (telephone
(800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                   Page                                                 Page
Shareholder and Fund Expenses ...................     2  How to Buy Fund Shares ......................    20
The Fund's Financial Highlights .................     3  How to Redeem Fund Shares ...................    21
The Fund's Investment Objective .................     4  Reports to Shareholders .....................    22
How the Fund and the Portfolio Invest their              The Lifetime Investing Account/Distribution
  Assets ........................................     4    Options ...................................    22
Organization of the Fund and the Portfolio ......    12  The Eaton Vance Exchange Privilege ..........    24
Management of the Fund and the Portfolio ........    14  Eaton Vance Shareholder Services ............    24
Distribution Plan ...............................    16  Distributions and Taxes .....................    25
Valuing Fund Shares .............................    19  Performance Information .....................    26
------------------------------------------------------------------------------------------------------------
                                     PROSPECTUS DATED FEBRUARY 1, 1995

SHAREHOLDER AND FUND EXPENSES <F1>
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Charges Imposed on Purchases of Shares                            None
  Sales Charges Imposed on Reinvested Distributions                       None
  Fees to Exchange Shares                                                 None
  Contingent Deferred Sales Charge Imposed on Redemption
    During the First Year (as a percentage of redemption
    proceeds exclusive of all reinvestments and capital
    appreciation in the account)<F2>                                      1.00%
ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average daily net assets)
  Investment Adviser Fee <F3>                                             0.50%
  Rule 12b-1 Distribution (and Service) Fees                              1.00
  Other Expenses                                                          0.20
                                                                          ----
    Total Operating Expenses                                              1.70%
                                                                          ====
                                                           1 YEAR       3 YEARS
EXAMPLE                                                    ------       -------
An investor would pay the following expenses on a
$1,000 investment, assuming (a) 5% annual return
and (b) redemption at the end of each period:                 $17          $54

An investor would pay the following expenses
on the same investment, assuming (a) 5%
return and (b) no redemptions:                                $27          $54

Notes:
<F1> The purpose of the above table and Example is to  summarize  the  aggregate expenses of the Fund and the Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio should be approximately equal to the per share expenses which the Fund would incur if the Trust retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. Since the Fund does not yet have a sufficient operating history, the percentages indicated as Annual Fund and Allocated Portfolio Operating Expenses and the amounts included in the Example are based on both the Fund's and Portfolio's projected fees and expenses for the current fiscal year ending September 30, 1995. The table and Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." Because the Fund makes payments under its Distribution Plan adopted under Rule 12b-1, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan." Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies may do so in the future. See "Organization of the Fund and the Portfolio".
<F2> The  contingent  deferred sales charge will be imposed on the redemption of shares purchased on or after January 30, 1995. No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of dividends and distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."
<F3> The Portfolio's  monthly  advisory fee has two  components,  a fee based on daily net assets and a fee based on gross income, as set forth in the fee schedule on page 15.

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
--------------------------------------------------------------------------------

                                                  YEAR ENDED     YEAR ENDED
                                                SEPTEMBER 30,      MARCH 31,
                                                        1994<F2>       1994<F1>
                                                        ----           ----
NET ASSET VALUE, beginning of period .................  $ 9.340      $10.000
                                                        -------      -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income ..............................  $ 0.227      $ 0.140
  Net realized and unrealized loss on investments ....   (0.224)      (0.635)
                                                        -------      -------
      Total income (loss) from operations ............  $ 0.003      $(0.495)
                                                        -------      -------
LESS DISTRIBUTIONS:
  From net investment income .........................  $(0.227)     $(0.140)
  In excess of net investment income .................   (0.036)      (0.025)
                                                        -------      -------
      Total distributions ............................  $(0.263)     $(0.165)
                                                        -------      -------
NET ASSET VALUE, end of period .......................  $ 9.080      $ 9.340
                                                        =======      =======
TOTAL RETURN<F5> .....................................    0.03%       (5.16%)

RATIOS/SUPPLEMENTAL DATA<F6>
  Net Assets, end of period (000 omitted) ............  $ 2,893      $ 2,095

  Ratio of net expenses to average net assets<F4> ....    1.73%<F3>    1.64%<F3>
  Ratio of net investment income to average net assets    4.89%<F3>    4.17%<F3>

<F6> For the period  ended  September  30, 1994 and the period from the start of business, December 3, 1993, to March 31, 1994, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

    NET INVESTMENT INCOME PER SHARE ..................  $ 0.120      $ 0.123
    RATIOS (As a percentage of average net assets):
      Expenses<F4> ...................................   4.03%<F3>     2.15%<F3>
      Net investment income ..........................   2.59%<F3>     3.66%<F3>

<F1> For the period  from the start of  business,  December 3, 1993 to March 31,
     1994.
<F2> For the six months ended September 30, 1994.
<F3> Computed on an annualized basis.
<F4> Includes  the Fund's share of  California  Tax Free  Portfolio's  allocated expenses.
<F5> Total  return is  calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX. The Fund seeks to meet its investment objective by investing its assets in the California Tax Free Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in a diversified portfolio of California obligations (as defined below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
--------------------------------------------------------------------------------

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF THE STATE OF CALIFORNIA AND ITS POLITICAL SUBDIVISIONS, THE INTEREST ON WHICH IS EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX ("CALIFORNIA OBLIGATIONS"). The foregoing policy is a fundamental policy which may not be changed unless authorized by a vote of the shareholders of the Fund. The Portfolio seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets during periods of normal market conditions) in debt obligations issued by or on behalf of the State of California and its political subdivisions, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from the California personal income tax. The foregoing policy is a fundamental policy of the Portfolio which may not be changed unless authorized by a vote of the investors in the Portfolio.

     At least 75% of the Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. California obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. The Portfolio may invest up to 25% of its net assets in California obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated California obligations considered to be of comparable quality by the Investment Adviser. Securities rated below BBB or Baa are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Credit Quality--Risks." For a description of municipal obligation ratings, see the Fund's Statement of Additional Information.

CALIFORNIA OBLIGATIONS. California obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, revenue anticipation and construction loan notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Construction loan notes are short-term obligations that will be retired with the proceeds of long-term mortgage financing. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in obligations issued by California or its political subdivisions.

     Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from the regular Federal income tax applicable to individuals (and corporations), but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase his liability for the Federal alternative minimum tax; as at September 30, 1994, the Portfolio had 12.7% of its net assets invested in such private activity bonds. The Portfolio may not invest more than 20% of its assets in these obligations and obligations that pay interest subject to regular Federal income tax and/or California personal income taxes. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the Federal alternative minimum tax applicable to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

     The Omnibus Budget Reconciliation Act of 1993 changed the federal income tax treatment of market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 from taxable capital gain to taxable ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased. The Portfolio may acquire municipal obligations at a market discount from time to time, and the Fund's distributions will (when so required) include taxable income reflecting the realization of such accrued discount by the Portfolio and its allocation to the Fund.

MATURITY. It is expected that the Portfolio will normally contain substantial amounts of long-term California obligations with maturities of ten years or more because such long-term obligations generally produce higher income than short-term obligations. Such long-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter term obligations. Since the Portfolio's objective is to provide current income, the Portfolio will invest in California obligations with an emphasis on income and not on stability of the Portfolio's net asset value. The average maturity of the Portfolio's holdings may vary (generally between 15 and 30 years) depending on anticipated market conditions.

     Although the Portfolio will normally attempt to invest substantially all of its assets in California obligations, the Portfolio may, under normal market conditions, invest up to 20% of its assets in short-term obligations the interest on which is subject to regular Federal income tax, Federal alternative minimum tax and/or California personal income taxes. Such short- term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions, the Portfolio may temporarily invest more than 20% of its assets in such short-term taxable obligations, which will be rated no lower than investment grade.

DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since California obligations are not voting securities, there is no limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. There is no diversification requirement with respect to the remaining 25% of the Portfolio's total assets, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issues of California obligations, the Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations. To the extent that the Portfolio is less diversified than that of other investment companies, it may be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

CONCENTRATION. The Portfolio may invest 25% or more of its assets in California obligations of the same type, including without limitation the following: general obligations of the State of California and its political subdivisions, lease rental obligations of State and local authorities, obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations for hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health care-related issuers are susceptible to medical reimbursement policies and national or state health care legislation. As the Portfolio's concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the Fund's shares also increases.

CONCENTRATION IN CALIFORNIA ISSUES -- RISKS. Because the Portfolio will ordinarily invest 80% or more of its assets in California obligations, it is more susceptible to factors affecting California issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

     California has experienced severe economic and fiscal stress over the past four years. The recession that began in the U.S. in 1990 marked the start of the deepest recession in California since the Great Depression. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. California's economic weakness has continued into 1994; unemployment was 7.7% in November, compared to a U.S. rate of 5.6%.

     The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a state.

     The $2 billion budget deficit built up during the 1991 and 1992 fiscal years was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

     On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but that proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.

     On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

     Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

     California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

     As of the date of this Prospectus, as a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. California's political subdivisions may have different ratings which are unrelated to those of the State.

     The Portfolio may invest in obligations of the governments of Puerto Rico, the U.S. Virgin Islands and Guam to the extent that these obligations are exempt from California personal income taxes. The Portfolio will not invest more than 5% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam, and under normal circumstances the Portfolio will not invest in the aggregate more than 20% of its assets in obligations of the Territories. The Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal 1992, 1993 and 1994. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for August, 1994 was approximately 14.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. Currently, S&P rates Puerto Rico general obligation debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. The reliance on nonrecurring revenues and economic weakness led S&P to change their outlook from stable to negative.

   THE FUND AND THE PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A
   SHAREHOLDER VOTE AND INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR OF THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

MUNICIPAL LEASES. The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is entered into by a state or local government to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

     Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for purposes of the Portfolio's 15% limitation on investing in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS. The Portfolio may invest in zero coupon bonds, which are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from their face value. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Portfolio will accrue income on such bonds for tax and accounting purposes in accordance with applicable law, the Fund's proportionate share of which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Portfolio may be required to liquidate other portfolio securities to generate cash that the Fund may withdraw from the Portfolio to satisfy the Fund's distribution obligations.

INVERSE FLOATERS. The Portfolio may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Derivatives are securities that provide for payments based on or derived from the performance of an underlying asset, index or other economic benchmark. An investment in derivative instruments, such as inverse floaters, may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

CREDIT QUALITY-RISKS. Many California obligations offering the current income sought by the Portfolio are in the lowest investment grade category (Baa or
BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated and comparable unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio's holdings of obligations rated below investment grade generally will be less than 35% of its net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the foregoing limitation. For a description of municipal obligation ratings, see the Statement of Additional Information.

INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

MARKET CONDITIONS. The management of the Portfolio believes that, in general, the secondary market for California obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. No established resale market exists for certain of the California obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. These considerations may restrict the availability of such obligations, may affect the choice of securities sold to meet redemption requests and may limit the Portfolio's ability to sell or dispose of such securities. Also, valuation of such obligations may be more difficult.

NET ASSET VALUE FLUCTUATION. The net asset value of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Therefore, an investment in shares of the Fund will not constitute a complete investment program.

SHORT-TERM TRADING. The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase and later sell securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of California obligations or changes in the investment objectives of investors. Such trading may be expected to increase portfolio turnover rate and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio will not accrue income in respect of a when-issued security prior to its stated delivery date. The Portfolio will maintain in a segregated account sufficient assets to cover its outstanding purchase obligations.

SECURITIES LENDING. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets.

FUTURES AND OPTIONS TRANSACTIONS. To hedge against changes in interest rates, the Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Portfolio would engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. The
Portfolio will engage in such transactions for non-hedging purposes only in order to enhance total return by using a futures position as a lower cost substitute for a securities position that the Portfolio is otherwise authorized to enter into.

     The Portfolio may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Portfolio's outstanding positions in futures and related options and the amount of premiums paid for outstanding positions in options on futures would exceed 5% of the market value of the Portfolio's net assets. There are no other percentage limitations on the Portfolio's transactions on future contracts or options on futures, except that at least 80% of the Portfolio's net assets will be invested in California obligations. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options requiring the Portfolio to purchase securities, require the Portfolio to segregate liquid high grade debt securities in an amount equal to the underlying value of such contracts and options. In addition, while transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the market fluctuations intended to be hedged (especially given that the only futures contracts currently available to hedge California obligations are futures on various U.S. Government securities and on municipal securities indices), (3) market risk that an incorrect prediction by the Investment Adviser of interest rates may cause the Portfolio to perform less well than if such positions had not been entered into, and (4) skills different from those needed to select portfolio securities. Distributions by the Fund from any net income or gains realized on the Portfolio's transactions in futures and options on futures will be taxable.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED OCTOBER 23, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND IS TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable Federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

     SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective" and "How the Fund and the Portfolio Invest their Assets". Further information regarding investment practices may also be found in the Statement of Additional Information.

     The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

     The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio. Any such change of the investment objective of the Fund or the Portfolio will be preceded by thirty days advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares." In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

     Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller funds investing in the Portfolio may be adversely affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

     Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

     The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust, and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

     Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

     (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

     (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                        ANNUAL           DAILY
CATEGORY  DAILY NET ASSETS                            ASSET RATE     INCOME RATE
--------  ----------------                              ------           -----
  1       up to $500 million ......................     0.300%           3.00%
  2       $500 million but less than $1 billion ...     0.275%           2.75%
  3       $1 billion but less than $1.5 billion ...     0.250%           2.50%
  4       $1.5 billion but less than $2 billion ...     0.225%           2.25%
  5       $2 billion but less than $3 billion .....     0.200%           2.00%
  6       $3 billion and over .....................     0.175%           1.75%

     As at September 30, 1994, the Portfolio had net assets of $445,131,401. For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period. For the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period.

     BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Portfolio is responsible for the payment of all expenses other than those expressly stated to be payable by BMR under the investment advisory agreement.

     Robert B. MacIntosh has acted as the portfolio manager since the Portfolio commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a Portfolio Manager at Fidelity Management & Research Company (1986-1991).

     Municipal obligations, including California obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

     BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

     The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance receives no compensation. The Trustees may determine, in the future, to compensate Eaton Vance for such services.

     The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation; custody and transfer agency fees and expenses, including those for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and the governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is also subject to and complies with the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described in the Statement of Additional Information, and the following is a brief description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. On sales made prior to January 30, 1995, the Principal Underwriter currently pays monthly sales commissions to a financial service firm (an "Authorized Firm") in amounts anticipated to be equivalent to .75%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.

     THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO THE PRINCIPAL UNDERWRITER TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Accordingly, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges therefore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

     The amount payable by the Fund to the Principal Underwriter pursuant to the Plan with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied.

     The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. The Plan continues in effect through and including April 28, 1995, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

     Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

     Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid to the Principal Underwriter during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. For the six month period ended September 30, 1994 and for the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994, the Fund paid or accrued sales commissions under the Plan aggregating $9,528 and $3,747, respectively. As at September 30, 1994 and March 31, 1994 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $273,000 and $206,000, respectively (which amount was equivalent to 9.4% and 9.83%, respectively, of the Fund's net assets on such day).

     THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .25% of the Fund's net assets. The Principal Underwriter will make monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to .25%, annualized, of the assets maintained in the Fund by their customers. On sales made prior to January 30, 1995, the Principal Underwriter currently makes monthly service fee payments to an Authorized Firm in amounts anticipated to be equivalent to .25%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of shares sold by such Firm and remaining outstanding for at least one year. As permitted by the NASD Rule, all service fee payments made by the Fund and the Principal Underwriter are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to the Principal
Underwriter and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. For the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994, the Fund paid or accrued service fees under the Plan equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period.

     The Plan as currently implemented by the Trustees authorizes payments of sales commissions, distribution fees and service fees to the Principal Underwriter which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through increases in the Fund's assets (thereby increasing the advisory fees payable to BMR by the Portfolio) resulting from sale of Fund shares and through amounts paid under the Plan to the Principal Underwriter and contingent deferred sales charges paid to the Principal Underwriter.

     The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

     The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests substantially all of its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

     Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

     The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. California obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's and the Portfolio's custodian.

   SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

     An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's Transfer Agent (the "Transfer Agent") as follows:
The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Draft Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services" below.

     ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities or securities and cash accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the current price for such securities but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

     Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic California Municipals Fund

    IN THE CASE OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Classic California Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

     Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

   IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

     Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges described below and Federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

     To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

     If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

     Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares purchased on or after January 30, 1995 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value in the other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first- out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be equal to 1% of the net asset value of redeemed shares.

     In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

     No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance, its affiliates, to their respective employees or clients. The contingent deferred sales charge will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under
Section 401, 403(b) or 457 of the Internal Revenue Code, or (3) as part of a minimum required distribution from other tax-sheltered retirement plans. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan."

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing Federal income tax and California tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

     At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to The Shareholder Services Group, Inc.

     Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

     THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

     Share Option -- Dividends and capital gains will be reinvested in additional shares.

     Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

     Cash Option -- Dividends and capital gains will be paid in cash.

     The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the Federal income tax laws.

     If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

     DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

     "STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its transfer agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

   UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds and, when publicly available, Eaton Vance Money Market Fund (availability expected on or about April 3, 1995), which are distributed with a contingent deferred sales charge, on the basis of net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

     Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

     The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for
additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

     Shares of other funds in the Eaton Vance Classic Group of Funds and Eaton Vance Money Market Fund (when available) may be exchanged for Fund shares at net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

     Telephone exchanges are accepted by The Shareholder Services Group, Inc. provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK DRAFT INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: You can draw on your shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the Plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 30 days after such repurchase or redemption. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the twenty-second day of each month or the next business day thereafter. The Fund anticipates that for tax purposes the entire distribution, whether paid in cash or additional shares of the Fund, will constitute tax-exempt income to its shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely Federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains will be distributed at least once a year, usually in December.

     In order to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

   AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.

     Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations (see page 5). Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such, for Federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund.

     Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "substantial user " is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

     California law provides that dividends paid by the Fund and designated by the Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on California obligations, provided that at least 50% of the assets of the Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either Federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.

     Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The current yield for the Fund will be calculated by dividing the net investment income per share during a recent 30 day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.

     Performance figures published by the Fund which do not include the effect of any applicable contingent deferred sales charge would be reduced if it were included.

     The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period. If the expenses of the Fund or the Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

                             INVESTMENT ADVISER OF
                         CALIFORNIA TAX FREE PORTFOLIO
                         Boston Management and Research
                               24 Federal Street
                                Boston, MA 02110

                                ADMINISTRATOR OF
                                   EV CLASSIC
                           CALIFORNIA MUNICIPALS FUND
                             Eaton Vance Management
                               24 Federal Street
                                Boston, MA 02110

                             PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                               24 Federal Street
                                Boston, MA 02110
                                 (800) 225-6265

                                   CUSTODIAN
                         Investors Bank & Trust Company
                               24 Federal Street
                                Boston, MA 02110

                                 TRANSFER AGENT
                      The Shareholder Services Group, Inc.
                                     BOS725
                                 P.O. Box 1559
                                Boston, MA 02104
                                 (800) 262-1122

                                    AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                                Boston, MA 02110

                                   EV Classic
                           California Municipals Fund
                               24 Federal Street
                                Boston, MA 02110

                                                  C-CAP


                                    [LOGO]

                                   EV Classic
                             California Municipals
                                      Fund

                                   Prospectus

                                February 1, 1995

                         EATON VANCE MUNICIPALS TRUST

                    EV MARATHON CALIFORNIA MUNICIPALS FUND

               SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1995

1. Effective September 29, 1995, EV Marathon California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

2. The Trustees of the Fund and the Portfolio have amended the nonfundamental investment policy governing call options to read "neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested". THE FOLLOWING DISCLOSURE IS ADDED TO THE SECTION "HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS":

        The Portfolio may purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

3. THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH UNDER THE CAPTION "EATON VANCE SHAREHOLDER SERVICES -- REINVESTMENT PRIVILEGE":

        REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

4. THE FOLLOWING TABLE REPLACES THE TABLE UNDER "THE FUND'S FINANCIAL HIGHLIGHTS" ON PAGE THREE OF THE PROSPECTUS:

                                              Six Months
                                                Ended
                                               March 31,   Year Ended             Year Ended March 31,
                                                 1995     September 30,   ----------------------------------
                                              (unaudited)    1994<F1>       1994         1993       1992<F2>
                                              ----------- -------------   -------      -------      -------
NET ASSET VALUE, beginning of period            $ 9.290      $ 9.560      $10.200      $ 9.850      $10.000
                                                -------      -------      -------      -------      -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                         $ 0.239      $ 0.240      $ 0.480      $ 0.509      $ 0.264
  Net realized and unrealized gain (loss)
    on investments and financial futures
    contracts                                     0.188       (0.234)      (0.395)       0.524       (0.100)
                                                -------      -------      -------      -------      -------
      Total income (loss) from investment
        operations                              $ 0.427      $ 0.006      $ 0.085      $ 1.033      $ 0.164
                                                -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
  From net investment income                    $(0.239)     $(0.240)     $(0.480)     $(0.509)     $(0.264)
  Commission paid on sale of Fund shares          --           --           --           --           --
  From net realized gain on investments           --           --          (0.153)      (0.059)       --
  In excess of net realized gain on
    investments                                  (0.117)       --           --           --           --
  In excess of net investment income<F5>         (0.011)      (0.036)      (0.092)      (0.115)      (0.050)
                                                -------      -------      -------      -------      -------
      Total distributions                       $(0.367)     $(0.276)     $(0.725)     $(0.683)     $(0.314)
                                                -------      -------      -------      -------      -------
NET ASSET VALUE, end of period                  $ 9.350      $ 9.290      $ 9.560      $10.200      $ 9.850
                                                =======      =======      =======      =======      =======
TOTAL RETURN<F8>                                  4.87%        0.06%        0.55%       10.82%        3.29%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000 omitted)        $417,522     $439,591     $463,414     $438,938     $362,597
  Ratio of net expenses to average net
    assets<F6>                                    1.66%<F4>    1.63%<F4>    1.67%        1.84%        1.87%<F4>
  Ratio of net investment income to
    average net assets                            5.33%<F4>    5.06%<F4>    4.64%        5.05%        5.28%<F4>
PORTFOLIO TURNOVER RATE<F7>                       --           --              5%         139%          65%

<F1> For the six months ended September 30, 1994. The Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.
<F2> For the six months ended March 31, 1992. The Fund changed its fiscal year end from September 30, to March 31, effective March 31, 1992.
<F3> Period from the start of business, December 19, 1985, to September 30,
     1986. Certain of the above per share figures for the period ended September 30, 1986 are based on average shares outstanding during the period.
<F4> Computed on an annualized basis.

NOTES:
<F5> Distributions from paid-in-capital for the years ended September 30, 1987,
     1988, 1989, 1990, 1991 and March 31, 1992 and 1993 have been restated to conform with the treatment permitted under current financial reporting standards.
<F6> Includes the Fund's share of California Tax Free Portfolio's allocated expenses for each of the six month periods ended March 31, 1995 and September 30, 1994 and the period from May 3, 1993, to March 31, 1994.
<F7> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's Annual Report.
<F8> Total return is calculated assuming a purchase at net asset value on the first day and a sale at net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

                                                             YEAR ENDED SEPTEMBER 30,
                                        -------------------------------------------------------------------------
                                         1991         1990         1989         1988          1987       1986<F3>
                                        -------      -------      -------      -------      -------      -------
NET ASSET VALUE, beginning of period    $ 9.570      $ 9.880      $ 9.810      $ 9.490      $10.480      $10.000
                                        -------      -------      -------      -------      -------      -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                 $ 0.533      $ 0.558      $ 0.580      $ 0.590      $ 0.612      $ 0.609
  Net realized and unrealized
    gain (loss) on investments
    and financial futures
    contracts                             0.544       (0.203)       0.166        0.417       (0.886)       0.558
                                        -------      -------      -------      -------      -------      -------
      Total income (loss) from
        investment operations           $ 1.077      $ 0.355      $ 0.746      $ 1.007      $(0.274)     $ 1.167
                                        -------      -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
  From net investment income            $(0.533)     $(0.558)     $(0.580)     $(0.590)     $(0.612)     $(0.609)
  Commission paid on sale of Fund
    shares                                --           --           --           --           --          (0.078)
  From net realized gain on investments   --           --           --           --           --           --
  In excess of net realized gain
    on investments                        --           --           --           --           --           --
  In excess of net investment
    income<F5>                           (0.114)      (0.107)      (0.096)      (0.097)      (0.104)       --
                                        -------      -------      -------      -------      -------      -------
      Total distributions               $(0.647)     $(0.665)     $(0.676)     $(0.687)     $(0.716)     $(0.687)
                                        -------      -------      -------      -------      -------      -------
NET ASSET VALUE, end of period          $10.000      $ 9.570      $ 9.880      $ 9.810      $ 9.490      $10.480
                                        =======      =======      =======      =======      =======      =======
TOTAL RETURN<F8>                         11.59%        3.63%        7.80%       10.95%       (2.93%)      10.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000
    omitted)                           $353,990     $281,723     $260,306     $206,741     $190,774     $105,979
  Ratio of net expenses to
    average net assets<F6>                1.90%        1.95%        1.97%        1.97%        1.70%        0.08%<F4>
  Ratio of net investment income
    to average net assets                 5.42%        5.65%        5.80%        6.06%        5.82%        7.15%<F4>
PORTFOLIO TURNOVER RATE<F7>                 36%          13%           8%          29%          14%          41%

<F1> For the six months ended September 30, 1994. The Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.
<F2> For the six months ended March 31, 1992. The Fund changed its fiscal year end from September 30, to March 31, effective March 31, 1992.
<F3> Period from the start of business, December 19, 1985, to September 30,
     1986. Certain of the above per share figures for the period ended September 30, 1986 are based on average shares outstanding during the period.
<F4> Computed on an annualized basis.

NOTES:
<F5> Distributions from paid-in-capital for the years ended September 30, 1987,
     1988, 1989, 1990, 1991 and March 31, 1992 and 1993 have been restated to conform with the treatment permitted under current financial reporting standards.
<F6> Includes the Fund's share of California Tax Free Portfolio's allocated expenses for each of the six month periods ended March 31, 1995 and September 30, 1994 and the period from May 3, 1993, to March 31, 1994.
<F7> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's Annual Report.
<F8> Total return is calculated assuming a purchase at net asset value on the first day and a sale at net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

THE DATE OF THE ATTACHED PROSPECTUS IS CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE PROSPECTUS TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.

October 1, 1995                                                         M-CAPS

                    EV MARATHON CALIFORNIA MUNICIPALS FUND

     EV MARATHON CALIFORNIA MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN CALIFORNIA TAX FREE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST").

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

     This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1995 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's Principal Underwriter, Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 (telephone
(800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                   Page                                                 Page
Shareholder and Fund Expenses ...................     2  How to Buy Fund Shares ......................    19
The Fund's Financial Highlights .................     3  How to Redeem Fund Shares ...................    20
The Fund's Investment Objective .................     4  Reports to Shareholders .....................    22
How the Fund and the Portfolio Invest their              The Lifetime Investing Account/Distribution
  Assets ........................................     4    Options ...................................    22
Organization of the Fund and the Portfolio ......    12  The Eaton Vance Exchange Privilege ..........    24
Management of the Fund and the Portfolio ........    14  Eaton Vance Shareholder Services ............    25
Distribution Plan ...............................    16  Distributions and Taxes .....................    25
Valuing Fund Shares .............................    19  Performance Information .....................    27
------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1995

SHAREHOLDER AND FUND EXPENSES (1)
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Charges Imposed on Purchases of Shares                              None
  Sales Charges Imposed on Reinvested Distributions                         None
  Fees to Exchange Shares                                                   None
  Range of Declining Contingent Deferred Sales Charges Imposed on
    Redemption During the First Seven Years (as a percentage of redemption proceeds exclusive of all reinvestments and capital
    appreciation in the account)(2)                                     5.00%-0%
ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average daily net assets)
  Investment Adviser Fee (3)                                               0.50%
  Rule 12b-1 Distribution (and Service) Fees                               0.93
  Other Expenses                                                           0.20
                                                                           ----
    Total Operating Expenses                                               1.63%
                                                                           ====
                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
EXAMPLE                                       ------  -------  -------  --------
An investor would pay the following contingent
deferred sales charge and expenses on a $1,000
investment, assuming (a) 5% annual return and
(b) redemption at the end of each period:       $67     $91      $109      $193

An investor would pay the following expenses
on the same investment, assuming (a) 5%
annual return and (b) no redemptions:           $17     $51      $ 89      $193

Notes:
(1) The purpose of the above table and Example is to summarize the aggregate expenses of the Fund and the Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio should be approximately equal to the per share expenses which the Fund would incur if the Trust retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. The percentages indicated as Annual Fund and Allocated Portfolio Operating Expenses and the amounts included in the Example are based on the Fund's and the Portfolio's results for the period from April 1, 1994 to the fiscal year ended September 30, 1994 (annualized). The table and Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." Because the Fund makes payments under its Distribution Plan adopted under Rule 12b-1, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan." Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies may do so in the future. See "Organization of the Fund and the Portfolio".
(2) No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of dividends and distributions and (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (see "The Eaton Vance Exchange Privilege").
(3) The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on gross income, as set forth in the fee schedule on page 15.

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.

---------------------------------------------------------------------------------------------------------------------------
                       YEAR ENDED      YEAR ENDED MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                    SEPTEMBER 30,  ----------------------------  ----------------------------------------------------------
                         1994<F1>    1994      1993    1992<F2>    1991      1990      1989      1988      1987    1986<F3>
                         --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
  beginning of year ..   $  9.560  $ 10.200  $  9.850  $ 10.000  $  9.570  $  9.880  $  9.810  $  9.490  $ 10.480  $ 10.000
                         --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income  $  0.240  $  0.480  $  0.509  $  0.264  $  0.533  $  0.558  $  0.580  $  0.590  $  0.612  $  0.609
  Net realized and
    unrealized gain
    (loss) on
    investments and
    financial
    futures contracts      (0.234)   (0.395)    0.524    (0.100)    0.544    (0.203)    0.166     0.417    (0.886)    0.558
                         --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total income
        (loss) from
        investment
        operations ...   $  0.006  $  0.085  $  1.033  $  0.164  $  1.077  $  0.355  $  0.746  $  1.007  $ (0.274) $  1.089
                         --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
  From net investment
    income ...........   $ (0.240) $ (0.480) $ (0.509) $ (0.264) $ (0.533) $ (0.558) $ (0.580) $ (0.590) $ (0.612) $ (0.609)
  Commission paid on
    sale of Fund
    shares ...........        --        --        --        --        --        --        --        --        --     (0.078)
  From net realized
    gain on
    investments ......        --     (0.153)   (0.059)      --        --        --        --        --        --       --
  In excess of net
    investment
    income<F5> .......     (0.036)   (0.092)   (0.115)   (0.050)   (0.114)   (0.107)   (0.096)   (0.097)   (0.104)     --
                         --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total
      distributions ..   $ (0.276) $ (0.725) $ (0.683) $ (0.314) $ (0.647) $ (0.665) $ (0.676) $ (0.687) $ (0.716) $ (0.609)
                         --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, end
  of year ............   $  9.290  $  9.560  $ 10.200  $  9.850  $ 10.000  $  9.570  $  9.880  $  9.810  $  9.490  $ 10.480
                         ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN<F8> .....       0.06%     0.55%    10.82%     3.29%    11.59%     3.63%     7.80%    10.95%   (2.93)%    10.80%
RATIOS/SUPPLEMENTAL
   DATA
  Net Assets,
    end of year
    (000 omitted) ....   $439,591  $463,414  $438,938  $362,597  $353,990  $281,723  $260,306  $206,741  $190,774  $105,979
  Ratio of expenses
    to average net
    assets<F6> .......   1.63%<F4>    1.67%     1.84%  1.87%<F4>    1.90%     1.95%     1.97%     1.97%     1.70%  0.08%<F4>
  Ratio of net
    investment
    income to
    average net
    assets ...........   5.06%<F4>    4.64%     5.05%  5.28%<F4>    5.42%     5.65%     5.80%     6.06%     5.82%  7.15%<F4>
PORTFOLIO TURNOVER
  RATE<F7> ...........     --            5%      139%    65%          36%       13%        8%       29%       14%    41%

<F1> For the six months ended September 30, 1994.
<F2> For the six months ended March 31,  1992.  The Fund changed its fiscal year end from September 30, to March 31, effective March 31, 1992.
<F3> Period from the start of  business,  December 19,  1985,  to September  30,
     1986. Certain of the above per share figures for the period ended September 30, 1986 are based on average shares outstanding during the period.

<F4> Computed on an annualized basis.
NOTES:
<F5> Distributions from  paid-in-capital for the years ended September 30, 1987,
     1988,  1989,  1990,  1991 and March 31, 1992 and 1993 have been restated to conform with the treatment permitted under current financial reporting standards.
<F6> Includes  the Fund's share of  California  Tax Free  Portfolio's  allocated expenses for the period ended September 30, 1994 and the period from May 3, 1993, to March 31, 1994.
<F7> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's Annual Report.
<F8> Total  return is  calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX. The Fund seeks to meet its investment objective by investing its assets in the California Tax Free Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in a diversified portfolio of California obligations (as defined below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
--------------------------------------------------------------------------------
THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF THE STATE OF CALIFORNIA AND ITS POLITICAL SUBDIVISIONS, THE INTEREST ON WHICH IS EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX ("CALIFORNIA OBLIGATIONS"). The foregoing policy is a fundamental policy which may not be changed unless authorized by a vote of the shareholders of the Fund. The Portfolio seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets during periods of normal market conditions) in debt obligations issued by or on behalf of the State of California and its political subdivisions, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from the California personal income tax. The foregoing policy is a fundamental policy of the Portfolio which may not be changed unless authorized by a vote of the investors in the Portfolio.

     At least 75% of the Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. California obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. The Portfolio may invest up to 25% of its net assets in California obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated California obligations considered to be of comparable quality by the Investment Adviser. Securities rated below BBB or Baa are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Credit Quality -- Risks." For a description of
municipal   obligation   ratings,   see  the  Fund's   Statement  of  Additional
Information.

CALIFORNIA OBLIGATIONS. California obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, revenue anticipation and construction loan notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Construction loan notes are short-term obligations that will be retired with the proceeds of long-term mortgage financing. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in obligations issued by California or its political subdivisions.

     Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from the regular Federal income tax applicable to individuals (and corporations), but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase his liability for the Federal alternative minimum tax; as at September 30, 1994, the Portfolio had 12.7% of its net assets invested in such private activity bonds. The Portfolio may not invest more than 20% of its assets in these obligations and obligations that pay interest subject to regular Federal income tax and/or California personal income taxes. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the Federal alternative minimum tax applicable to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

     The Omnibus Budget Reconciliation Act of 1993 changed the federal income tax treatment of market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 from taxable capital gain to taxable ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased. The Portfolio may acquire municipal obligations at a market discount from time to time, and the Fund's distributions will (when so required) include taxable income reflecting the realization of such accrued discount by the Portfolio and its allocation to the Fund.

MATURITY. It is expected that the Portfolio will normally contain substantial amounts of long-term California obligations with maturities of ten years or more because such long-term obligations generally produce higher income than short-term obligations. Such long-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter term obligations. Since the Portfolio's objective is to provide current income, the Portfolio will invest in California obligations with an emphasis on income and not on stability of the Portfolio's net asset value. The average maturity of the Portfolio's holdings may vary (generally between 15 and 30 years) depending on anticipated market conditions.

     Although the Portfolio will normally attempt to invest substantially all of its assets in California obligations, the Portfolio may, under normal market conditions, invest up to 20% of its assets in short-term obligations the interest on which is subject to regular Federal income tax, Federal alternative minimum tax and/or California personal income taxes. Such short-term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions, the Portfolio may temporarily invest more than 20% of its assets in such short-term taxable obligations, which will be rated no lower than investment grade.

DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since California obligations are not voting securities, there is no limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. There is no diversification requirement with respect to the remaining 25% of the Portfolio's total assets, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issues of California obligations, the Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations. To the extent that the Portfolio is less diversified than that of other investment companies, it may be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

CONCENTRATION. The Portfolio may invest 25% or more of its assets in California obligations of the same type, including without limitation the following: general obligations of the State of California and its political subdivisions, lease rental obligations of State and local authorities, obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations for hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health care-related issuers are susceptible to medical reimbursement policies and national or state health care legislation. As the Portfolio's concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the Fund's shares also increases.

CONCENTRATION IN CALIFORNIA ISSUES -- RISKS. Because the Portfolio will ordinarily invest 80% or more of its assets in California obligations, it is more susceptible to factors affecting California issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

     California has experienced severe economic and fiscal stress over the past four years. The recession that began in the U.S. in 1990 marked the start of the deepest recession in California since the Great Depression. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. California's economic weakness has continued into 1994; unemployment was 7.7% in November, compared to a U.S. rate of 5.6%.

     The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a state.

     The $2 billion budget deficit built up during the 1991 and 1992 fiscal years was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

     On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but that proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.

     On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

     Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

     California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

     As of the date of this Prospectus, as a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. California's political subdivisions may have different ratings which are unrelated to those of the State.

     The Portfolio may invest in obligations also include obligations of the governments of Puerto Rico, the U.S. Virgin Islands and Guam to the extent that these obligations are exempt from California personal income taxes. The Portfolio will not invest more than 5% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam, and under normal circumstances the Portfolio will not invest in the aggregate more than 20% of its assets in obligations of the Territories. The Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal 1992, 1993 and 1994. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for August, 1994 was approximately 14.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. Currently, S&P rates Puerto Rico general obligation debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. The reliance on nonrecurring revenues and economic weakness led S&P to change their outlook from stable to negative.

   THE FUND AND THE PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A
   SHAREHOLDER VOTE AND INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR OF THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.

MUNICIPAL LEASES. The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is entered into by a state or local government to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

     Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for purposes of the Portfolio's 15% limitation on investing in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS. The Portfolio may invest in zero coupon bonds, which are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from their face value. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Portfolio will accrue income on such bonds for tax and accounting purposes in accordance with applicable law, the Fund's proportionate share of which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Portfolio may be required to liquidate other portfolio securities to generate cash that the Fund may withdraw from the Portfolio to satisfy the Fund's distribution obligations.

INVERSE FLOATERS. The Portfolio may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Derivatives are securities that provide for payments based on or derived from the performance of an underlying asset, index or other economic benchmark. An investment in derivative instruments, such as inverse floaters, may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

CREDIT QUALITY-RISKS. Many California obligations offering the current income sought by the Portfolio are in the lowest investment grade category (Baa or
BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated and comparable unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio's holdings of obligations rated below investment grade generally will be less than 35% of its net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the foregoing limitation. For a description of municipal obligation ratings, see the Statement of Additional Information.

INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

MARKET CONDITIONS. The management of the Portfolio believes that, in general, the secondary market for California obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. No established resale market exists for certain of the California obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. These considerations may restrict the availability of such obligations, may affect the choice of securities sold to meet redemption requests and may limit the Portfolio's ability to sell or dispose of such securities. Also, valuation of such obligations may be more difficult.

NET ASSET VALUE FLUCTUATION. The net asset value of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Therefore, an investment in shares of the Fund will not constitute a complete investment program.

SHORT-TERM TRADING. The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase and later sell securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of California obligations or changes in the investment objectives of investors. Such trading may be expected to increase portfolio turnover rate and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio will not accrue income in respect of a when-issued security prior to its stated delivery date. The Portfolio will maintain in a segregated account sufficient assets to cover its outstanding purchase obligations.

SECURITIES LENDING. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets.

FUTURES AND OPTIONS TRANSACTIONS. To hedge against changes in interest rates, the Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Portfolio would engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. The
Portfolio will engage in such transactions for non-hedging purposes only in order to enhance total return by using a futures position as a lower cost substitute for a securities position that the Portfolio is otherwise authorized to enter into.

     The Portfolio may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Portfolio's outstanding positions in futures and related options and the amount of premiums paid for outstanding positions in options on futures would exceed 5% of the market value of the Portfolio's net assets. There are no other percentage limitations on the Portfolio's transactions on future contracts or options on futures, except that at least 80% of the Portfolio's net assets will be invested in California obligations. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options requiring the Portfolio to purchase securities, require the Portfolio to segregate liquid high grade debt securities in an amount equal to the underlying value of such contracts and options. In addition, while transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the market fluctuations intended to be hedged (especially given that the only futures contracts currently available to hedge California obligations are futures on various U.S. Government securities and on municipal securities indices), (3) market risk that an incorrect prediction by the Investment Adviser of interest rates may cause the Portfolio to perform less well than if such positions had not been entered into, and (4) skills different from those needed to select portfolio securities. Distributions by the Fund from any net income or gains realized on the Portfolio's transactions in futures and options on futures will be taxable.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED OCTOBER 23, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND IS TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable Federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

     SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective" and "How the Fund and the Portfolio Invest their Assets". Further information regarding investment practices may also be found in the Statement of Additional Information.

     The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

     The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio. Any such change of the investment objective of the Fund or the Portfolio will be preceded by thirty days advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

     Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller funds investing in the Portfolio may be adversely affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

     Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

     The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust, and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------
THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

     Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

     (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

     (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                       ANNUAL          DAILY
CATEGORY    DAILY NET ASSETS                         ASSET RATE     INCOME RATE
--------    ----------------                         ----------     -----------
   1        up to $500 million .....................   0.300%          3.00%
   2        $500 million but less than $1 billion ..   0.275%          2.75%
   3        $1 billion but less than $1.5 billion ..   0.250%          2.50%
   4        $1.5 billion but less than $2 billion ..   0.225%          2.25%
   5        $2 billion but less than $3 billion ....   0.200%          2.00%
   6        $3 billion and over ....................   0.175%          1.75%

     As at September 30, 1994, the Portfolio had net assets of $445,131,401. For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period. For the period from the start of business, May 3, 1993, to March 31, 1994, the Portfolio paid BMR advisory fees equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period.

     BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Portfolio is responsible for the payment of all expenses other than those expressly stated to be payable by BMR under the investment advisory agreement.

     Robert B. MacIntosh has acted as the portfolio manager since the Portfolio commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a Portfolio Manager at Fidelity Management & Research Company (1986-1991).

     Municipal obligations, including California obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

     BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

     The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance receives no compensation. The Trustees may determine, in the future, to compensate Eaton Vance for such services.

     The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation; custody and transfer agency fees and expenses, including those for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and the governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described in the Statement of Additional Information, and the following is a brief description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial service firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

     THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO THE PRINCIPAL UNDERWRITER TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Accordingly, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent dererred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

     The amount payable to the Principal Underwriter pursuant to the Plan with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and dividends and distributions declared by the Fund. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied.

     The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Plan.

     The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. The Plan continues in effect through and including April 28, 1995, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision.

     Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

     Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid to the Principal Underwriter during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal
Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

     For the six month period ended September 30, 1994 and for the year ended March 31, 1994, the Fund paid sales commissions under the Plan equivalent to an annualized rate of 0.75% and 0.81%, respectively, of the Fund's average daily net assets for such year. As at September 30, 1994 and March 31, 1994, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Amended Plan amounted to approximately, $10,134,000 and $11,357,000, respectively (which amount was equivalent to 2.3% and 2.4%, respectively, of the Fund's net assets on such day).

     THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have implemented the Plan by authorizing the Fund to pay service fees to Authorized Firms in amounts not exceeding .25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firms and remaining outstanding for at least one year. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. For the six month period ended September 30, 1994 and year ended March 31, 1994, the Fund made service fee payments to Authorized Firms in an amount of $404,860 and $841,670, respectively, the Fund's average daily net assets for such year.

     The Plan as currently implemented by the Trustees authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. It is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through increases in the Fund's assets (thereby increasing the advisory fees payable to BMR by the Portfolio) resulting from sale of Fund shares and through amounts paid under the Plan to the Principal Underwriter and contingent deferred sales charges paid to the Principal Underwriter.

     The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

     The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests substantially all of its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

     Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

     The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. California obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's and the Portfolio's custodian.

   SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE.


HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

     An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's Transfer Agent (the "Transfer Agent") as follows:
The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Draft Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services" below.

     ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities or securities and cash accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the current price for such securities but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

     Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon California Municipals Fund

    IN THE CASE OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Marathon California Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

     Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

   IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

     Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any (1) applicable contingent deferred sales charges described below and (2) Federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

     To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

     If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

     Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

     CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

          YEAR OF REDEMPTION               CONTINGENT DEFERRED
            AFTER PURCHASE                     SALES CHARGE
          ------------------               -------------------
      First ........................                5%
      Second .......................                5%
      Third ........................                4%
      Fourth .......................                3%
      Fifth ........................                2%
      Sixth ........................                1%
      Seventh and following ........                0%

     For shares purchased prior to August 1, 1994, the contingent deferred sales charge for redemptions within the first year after purchase is 6%. In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

     No contingent deferred sales charge will be imposed on shares of the Fund which have been sold to Eaton Vance, its affiliates, their respective employees or clients. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan."

   THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE IT WAS IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing Federal income tax and California tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

     At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to The Shareholder Services Group, Inc.

     Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

     THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

     Share Option -- Dividends and capital gains will be reinvested in additional shares.

     Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

     Cash Option -- Dividends and capital gains will be paid in cash.

     The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the Federal income tax laws.

     If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

     DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

     "STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its transfer agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

   UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE.


THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Shares of the Fund may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (currently Eaton Vance Equity-Income Trust, Eaton Vance Liquid Assets Trust (until March 31, 1995), and any EV Marathon fund, except EV Marathon Short-Term Strategic Income Fund, Eaton Vance Prime Rate Reserves and any EV Marathon Limited Maturity Fund) which are distributed with a contingent deferred sales charge, on the basis of net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold. Effective March 31, 1995, the EV Marathon Group of Funds will also include EV Marathon Short-Term Strategic Income Fund, any EV Marathon Limited Maturity Fund and, when publicly available, Eaton Vance Money Market Fund (availability expected on or about April 3, 1995).

     Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

     The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for
additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

     No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the EV Marathon Group of Funds (except EV Marathon Short-Term Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to EV Marathon Short-Term Strategic Income Fund or Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

     Shares of other funds may be exchanged for Fund shares at net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

     Telephone exchanges are accepted by The Shareholder Services Group, Inc. provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK DRAFT INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: You can draw on your shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the original account balance. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 30 days after such repurchase or redemption. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) , some or all of the loss will not be allowed as a tax. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. The Fund anticipates that for tax purposes the entire distribution, whether paid in cash or additional shares of the Fund, will constitute tax-exempt income to its shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely Federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains will be distributed at least once a year, usually in December.

     In order to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

   AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.

     Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations (see page 5). Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such, for Federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund.

     Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

     California law provides that dividends paid by the Fund and designated by the Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on California obligations, provided that at least 50% of the assets of the Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either Federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.

     Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The current yield for the Fund will be calculated by dividing the net investment income per share during a recent 30 day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.

     The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

     The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period. If the expenses of the Fund or the Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

                             INVESTMENT ADVISER OF
                         CALIFORNIA TAX FREE PORTFOLIO
                         Boston Management and Research
                               24 Federal Street
                                Boston, MA 02110

                                ADMINISTRATOR OF
                                  EV MARATHON
                           CALIFORNIA MUNICIPALS FUND
                             Eaton Vance Management
                               24 Federal Street
                                Boston, MA 02110

                             PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                               24 Federal Street
                                Boston, MA 02110
                                 (800) 225-6265

                                   CUSTODIAN
                         Investors Bank & Trust Company
                               24 Federal Street
                                Boston, MA 02110

                                 TRANSFER AGENT
                      The Shareholder Services Group, Inc.
                                     BOS725
                                 P.O. Box 1559
                                Boston, MA 02104
                                 (800) 262-1122

                                    AUDITORS
                               Deloitte & Touche
                               125 Summer Street
                                Boston, MA 02110


                             EV MARATHON CALIFORNIA
                                MUNICIPALS FUND
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                   M-CAP

                                     [LOGO]

                                  EV MARATHON
                                   CALIFORNIA
                                MUNICIPALS FUND

                                   PROSPECTUS

                                FEBRUARY 1, 1995

                         EATON VANCE MUNICIPALS TRUST

                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

               SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 25, 1994

1. Effective September 29, 1995, EV Traditional California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

2. The Trustees of the Fund and the Portfolio have amended the nonfundamental investment policy governing call options to read "neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested". THE FOLLOWING DISCLOSURE IS ADDED TO THE SECTION "HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS":

        The Portfolio may purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

3. THE FOLLOWING IS ADDED TO THE FIRST PARAGRAPH UNDER "PERFORMANCE
INFORMATION":

        The Fund may quote total return for the period prior to the Fund's commencement of operations which would reflect the Portfolio's total return (and that of its predecessor) adjusted to reflect any applicable Fund sales charge. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

4. THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH UNDER THE CAPTION "EATON VANCE SHAREHOLDER SERVICES -- REINVESTMENT PRIVILEGE":

        REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST AT NET ASSET VALUE ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares or any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund whose shares are to be purchased (or by such fund's transfer agent). The privilege is also available to holders of shares of the other funds offered subject to an initial sales charge who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Special rules may apply to the computation of gain or loss and to the deduction of loss on a repurchase or redemption followed by a reinvestment. See "Distributions and Taxes". Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

5. THE FOLLOWING SENTENCE IS ADDED TO "HOW TO BUY FUND SHARES":
        Fund shares may be sold at net asset value where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. Shares of the Fund may also be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its servces and has entered into an agreement with the Fund or its Principal Underwriter. An Authorized Firm may charge a fee in connection with transactions executed by that Firm.

6. THE FOLLOWING IS ADDED TO "REPORTS TO SHAREHOLDERS":
        Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

7. IN ADDITION, THE FOLLOWING CHANGES (I-V) APPLY TO FUND SHARES PURCHASED ON OR AFTER MARCH 27, 1995:

      (I) THE SHAREHOLDER TRANSACTION EXPENSES TABLE UNDER "SHAREHOLDER AND FUND EXPENSES" IS REPLACED BY THE FOLLOWING TABLE:

  SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                                3.75%
    Sales Charges Imposed on Reinvested Distributions                     None
    Redemption Fees                                                       None
    Fees to Exchange Shares                                               None
    Contingent Deferred Sales Charges Imposed on Redemptions              None

        Based on the Shareholder Transaction Expenses shown above and on the total operating expenses shown in the Prospectus, an investor would pay expenses $10 less than the expenses for one year and three years shown in the Example under "Shareholder and Fund Expenses".

     (II) THE FIRST PARAGRAPH UNDER "THE EATON VANCE EXCHANGE PRIVILEGE" IS REPLACED BY THE FOLLOWING PARAGRAPH:

            Shares of the Fund may currently be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

    (III) THE SALES CHARGE AND DEALER COMMISSION TABLES UNDER "HOW TO BUY FUND SHARES" ARE REPLACED BY THE FOLLOWING TABLE:

        The current sales charges and dealer commissions are:

                                                  SALES CHARGE          SALES CHARGE       DEALER COMMISSION
                                                AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                             OFFERING PRICE       AMOUNT INVESTED        OFFERING PRICE
  Less than $50,000                                  3.75%                 3.90%                 4.00%
  $50,000 but less than $100,000                     2.75%                 2.83%                 3.00%
  $100,000 but less than $250,000                    2.25%                 2.30%                 2.50%
  $250,000 but less than $500,000                    1.75%                 1.78%                 2.00%
  $500,000 but less than $1,000,000                  1.25%                 1.27%                 1.50%
  $1,000,000 or more                                 0.00%<F1>             0.00%<F1>             0.25%<F2>

<F1> Fund shares purchased before March 27, 1995 at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more may be subject to a contingent deferred sales charge upon redemption.
<F2> The Principal Underwriter may pay Authorized Firms that initiate and are responsible for purchases of $1 million or more a commission at an annual rate of 0.25% of average daily net assets paid quarterly for one year.

    (IV) IN THE DESCRIPTIONS OF THE STATEMENT OF INTENTION AND THE RIGHT OF ACCUMULATION UNDER "EATON VANCE SHAREHOLDER SERVICES," THE $100,000 AMOUNTS ARE REPLACED BY $50,000 AMOUNTS.

     (V) REFERENCES TO A CONTINGENT DEFERRED SALES CHARGE OR "CDSC" DO NOT APPLY TO FUND SHARES PURCHASED ON OR AFTER MARCH 27, 1995.

8. THE FOLLOWING TABLE REPLACES THE TABLE UNDER "THE FUND'S FINANCIAL HIGHLIGHTS" ON PAGE THREE OF THE PROSPECTUS:

                                                         SIX MONTHS
                                                            ENDED                 YEAR ENDED
                                                        MARCH 31, 1995           SEPTEMBER 30,
                                                         (UNAUDITED)                 1994<F1>
                                                        --------------           -------------
NET ASSET VALUE, beginning of period                        $ 9.840                $10.000
                                                            -------                -------
INCOME FROM OPERATIONS:
  Net investment income                                     $ 0.301                $ 0.209
  Net realized and unrealized gain (loss) on
    investments                                               0.271                 (0.158)<F3>
                                                            -------                -------
      Total income from operations                          $ 0.572                $ 0.051
                                                            -------                -------
LESS DISTRIBUTIONS:
  From net investment income                                $(0.301)               $(0.209)
  In excess of net investment income                         (0.001)                (0.002)
                                                            -------                -------
      Total distributions                                   $(0.302)               $(0.211)
                                                            -------                -------
NET ASSET VALUE, end of period                              $10.110                $ 9.840
                                                            =======                =======
TOTAL RETURN<F5>                                              5.98%                  0.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)                  $ 3,664                $ 3,101
  Ratio of net expenses to average net assets<F4>             0.70%<F2>              0.54%<F2>
  Ratio of net investment income to average net
    assets                                                    6.14%<F2>              5.60%<F2>

For the six months ended March 31, 1995 and the period from the start of business, May 27, 1994, to September 30, 1994, the operating expenses of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                             $ 0.243                $ 0.158
                                                            =======                =======
RATIOS (As a percentage of average net assets):
    Expenses<F4>                                              1.90%<F2>              1.92%<F2>
    Net investment income                                     4.94%<F2>              4.22%<F2>

<F1> For the period from the start of business, May 27, 1994, to September 30,
     1994.
<F2> Computed on an annualized basis.
<F3> The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
<F4> Includes the Fund's share of California Tax Free Portfolio's allocated expenses.
<F5> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

THE DATE OF THE ATTACHED PROSPECTUS IS CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE PROSPECTUS TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.

October 1, 1995                                                         T-CAPS

                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

    EV TRADITIONAL CALIFORNIA MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH THE REGULAR FEDERAL INCOME TAX AND THE CALIFORNIA PERSONAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN CALIFORNIA TAX FREE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST").

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

    This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated November 25, 1994 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's Principal Underwriter, Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 (telephone
(800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROS- PECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                             TABLE OF CONTENTS
Shareholder and Fund Expenses ...................   2    How to Redeem Fund Shares ...................    18
The Fund's Financial Highlights .................   3    Reports to Shareholders .....................    20
The Fund's Investment Objective .................   4    The Lifetime Investing Account/Distribution
How the Fund and the Portfolio Invest their                Options ...................................    20
  Assets ........................................   4    The Eaton Vance Exchange Privilege ..........    21
Organization of the Fund and the Portfolio ......  11    Eaton Vance Shareholder Services ............    22
Management of the Fund and the Portfolio ........  14    Distributions and Taxes .....................    23
Service Plan ....................................  15    Performance Information .....................    24
Valuing Fund Shares .............................  16    Statement of Intention and Escrow Agreement .    25
How to Buy Fund Shares ..........................  16

------------------------------------------------------------------------------
                      PROSPECTUS DATED NOVEMBER 25, 1994

SHAREHOLDER AND FUND EXPENSES (1)
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as
  a percentage of offering price)                                        4.75%
Sales Charges Imposed on Reinvested Distributions                        None
Redemption Fees                                                          None
Fees to Exchange Shares                                                  None

Contingent  Deferred  Sales  Charges  (on  purchases  of $ 1 million or more) Imposed on  Redemptions  During the First
  Eighteen  Months (as a percentage of  redemption  proceeds exclusive of all reinvestments and capital appreciation in
  the account)(2)                                                       1.00%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)
  Investment Adviser Fee(3)                                             0.50%
  Rule 12b-1 Fees (Service Plan)                                        0.05
  Other Expenses                                                        0.20
                                                                        ----
    Total Operating Expenses                                            0.75%
                                                                        ====

EXAMPLE                                                        1 YEAR   3 YEARS
                                                               ------   -------

An investor would pay the following expenses (including initial maximum sales charge) on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:

                                                                $55        $70

Notes:

(1) The purpose of the above table and Example is to summarize the aggregate expenses of the Fund and the Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio should be approximately equal to the per share expenses which the Fund would incur if the Trust retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. Since the Fund does not yet have a sufficient operating history, the percentages indicated as Annual Fund and Allocated Portfolio Operating Expenses and the amounts included in the Example are based on the Fund's and Portfolio's projected fees and expenses for the current fiscal year ending September 30, 1995. The table and Example should not be considered a representation of future expenses since future expenses may be greater or less than those shown. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights," "Organization of the Fund and the Portfolio," "Management of the Fund and the Portfolio", "Service Plan" and "How to Redeem Fund Shares." Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies may do so in the future. See "Organization of the Fund and the Portfolio."
(2) If shares of the Fund are purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 18 months after the end of the calendar month in which the purchase was made, a contingent deferred sales charge of 1% will be imposed on such redemption. See "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services."
(3) The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 14.

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon reports of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund will be contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------
FOR THE PERIOD FROM THE START OF BUSINESS, MAY 27, 1994, TO SEPTEMBER 30, 1994

NET ASSET VALUE, beginning of period ...........................    $  10.000
                                                                    ---------
Income from operations:
    Net investment income ......................................    $   0.209
    Net realized and unrealized loss on investments ............       (0.158)++
                                                                    ---------
      Total income from operations .............................    $   0.051
                                                                    ---------
LESS DISTRIBUTIONS:
    From net investment income .................................    $  (0.209)
    In excess of net investment income .........................       (0.002)
                                                                    ---------
      Total distributions ......................................    $  (0.211)
                                                                    ---------
NET ASSET VALUE, end of period .................................    $   9.84
                                                                    =========
TOTAL RETURN(2) ................................................        0.50%
RATIOS/SUPPLEMENTAL DATA*:
    Net assets, end of period (000 omitted) ....................     $  3,101
    Ratio of net expenses to average net assets(1) .............        0.54%+
    Ratio of net investment income to average net assets .......        5.60%+

 * For the period from the start of business, May 27, 1994, to September 30, 1994, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE ................................    $  0.158
                                                                    =========
RATIOS (As a percentage of average net assets):
    Expenses(1).................................................       1.92%+
    Net investment income ......................................       4.22%+

+   Computed on an annualized basis.

++ The per share amount is not in accord with the net realized and unrealized gians and losses for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.


(1) Includes the Fund's share of its California Tax Free Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

The Fund's investment objective is to provide current income exempt from both the regular Federal income tax and the California personal income tax. The Fund seeks to meet its investment objective by investing its assets in the California Tax Free Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in a diversified portfolio of California obligations (as defined below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------
The Fund seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of its assets during periods of normal market conditions) in debt obligations issued by or on behalf of the State of California and its political subdivisions, the interest on which is exempt from both the regular Federal income tax and the California personal income tax ("California obligations"). The foregoing policy is a fundamental policy which may not be changed unless authorized by a vote of the shareholders of the Fund. The Portfolio seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets during periods of normal market conditions) in debt obligations issued by or on behalf of the State of California and its political subdivisions, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from the California personal income tax. The foregoing policy is a fundamental policy of the Portfolio which may not be changed unless authorized by a vote of the investors in the Portfolio.

    At least 75% of the Portfolio's net assets will normally be invested in obligations rated at least investment grade (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. California obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. The Portfolio may invest up to 25% of its net assets in California obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated California obligations considered to be of comparable quality by the Investment Adviser. Securities rated below BBB or Baa are commonly known as "junk bonds". See "Credit Quality -- Risks." The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser; provided, however, that the Portfolio's holdings of obligations rated below investment grade will not exceed 35% of its net assets. For a description of municipal obligation ratings, see
the  Fund's  Statement  of  Additional   Information.

CALIFORNIA OBLIGATIONS. California obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. Municipal notes include bond anticipation, tax anticipation, revenue anticipation and construction loan notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Construction loan notes are short-term obligations that will be retired with the proceeds of long-term mortgage financing. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in obligations issued by California or its political subdivisions.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from the regular Federal income tax applicable to individuals (and corporations), but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase his liability for the Federal alternative minimum tax; as at September 30, 1994, the Portfolio had 12.7% of its net assets invested in such private activity bonds. The Portfolio may not invest more than 20% of its assets in these obligations and obligations that pay interest subject to regular Federal income tax and/or California personal income taxes. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the Federal alternative minimum tax applicable to corporations.

    The Omnibus Budget Reconciliation Act of 1993 changed the federal income tax treatment of market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 from taxable capital gain to taxable ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased. The Portfolio may acquire municipal obligations at a market discount from time to time, and the Fund's distributions will (when so required) include taxable income reflecting the realization of such accrued discount by the Portfolio and its allocation to the Fund.

MATURITY. It is expected that the Portfolio will normally contain substantial amounts of long-term California obligations with maturities of ten years or more because such long-term obligations generally produce higher income than short-term obligations. Such long-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter term obligations. Since the Portfolio's objective is to provide current income, the Portfolio will invest in California obligations with an emphasis on income and not on stability of the Portfolio's net asset value. The average maturity of the Portfolio's holdings may vary (generally between 15 and 30 years) depending on anticipated market conditions.

    Although the Portfolio will normally attempt to invest substantially all of its assets in California obligations, the Portfolio may, under normal market conditions, invest up to 20% of its assets in short-term obligations the interest on which is subject to regular Federal income tax, Federal alternative minimum tax and/or California personal income taxes. Such short-term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions, the Portfolio may temporarily invest more than 20% of its assets in such short-term taxable obligations, which will be rated no lower than investment grade.

DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since California obligations are not voting securities, there is no limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. As for the remaining 25% of the Portfolio's total assets not subject to the limitations described above, there is no diversification requirement with respect to these assets, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issues of California obligations, the Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations. To the extent that the Portfolio is less diversified than that of other investment companies, it may be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

CONCENTRATION. The Portfolio may invest 25% or more of its assets in California obligations of the same type, including without limitation the following: general obligations of the State of California and its political subdivisions, lease rental obligations of State and local authorities, obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations for hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health care-related issuers are susceptible to medicaid reimbursement policies and national or state health care legislation. As the Portfolio's concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the Fund's shares also increases.

CONCENTRATION IN CALIFORNIA ISSUES -- RISKS. Because the Portfolio will ordinarily invest 80% or more of its assets in California obligations, it is more susceptible to factors affecting California issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

    California has experienced severe economic and fiscal stress over the past four years. The recession that began in the U.S. in 1990 marked the start of the deepest recession in California since the Great Depression. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. California's economic weakness has continued into 1994; unemployment was 8.3% in May, compared to a U.S. rate of 6%.

    The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a state.

    The $2 billion budget deficit built up during the 1991 and 1992 fiscal years was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

    On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor had proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but that proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.

    California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

    As of the date of this Prospectus, as a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A by Moody's, from A+ to A by S&P, and from AA to A by Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

    California obligations also include obligations of the governments of Puerto Rico, the U.S. Virgin Islands and Guam to the extent that these obligations are exempt from California personal income taxes. The Portfolio will not invest more than 5% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam, and under normal circumstances the Portfolio will not invest in the aggregate more than 20% of its assets in obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. Currently, S&P rates Puerto Rico general obligation debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. The reliance on nonrecurring revenues and economic weakness led S&P to change their outlook from stable to negative. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal 1992, 1993 and 1994. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for August, 1994 was approximately 14.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

MUNICIPAL LEASES. The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is entered into by a state or local government to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for purposes of the Portfolio's 15% limitation on investing in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

--------------------------------------------------------------------------------
  THE  FUND  AND THE  PORTFOLIO  HAVE  ADOPTED  CERTAIN  FUNDAMENTAL  INVESTMENT
  RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR OF THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE. IF ANY CHANGES WERE MADE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND MIGHT HAVE INVESTMENT OBJECTIVES DIFFERENT FROM THE OBJECTIVE WHICH AN INVESTOR CONSIDERED APPROPRIATE AT THE TIME THE INVESTOR BECAME A SHAREHOLDER IN THE FUND.
--------------------------------------------------------------------------------

ZERO COUPON BONDS. The Portfolio may invest in zero coupon bonds, which are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from their face value. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Portfolio will accrue income on such bonds for tax and accounting purposes in accordance with applicable law, the Fund's proportionate share of which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Portfolio may be required to liquidate other portfolio securities to generate cash that the Fund may withdraw from the Portfolio to satisfy the Fund's distribution obligations.

INVERSE FLOATERS. The Portfolio may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Derivatives are securities that provide for payments based on or derived from the performance of an underlying asset, index or other economic benchmark. An investment in derivative instruments, such as inverse floaters, may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

CREDIT QUALITY -- RISKS. Many California obligations offering the current income sought by the Portfolio are in the lowest investment grade category (Baa or
BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. For a description of municipal obligation ratings, see the Statement of Additional Information

INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

MARKET CONDITIONS. The management of the Portfolio believes that, in general, the secondary market for California obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. No established resale market exists for certain of the California obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. These considerations may restrict the availability of such obligations, may affect the choice of securities sold to meet redemption requests and may limit the Portfolio's ability to sell or dispose of such securities. Also, valuation of such obligations may be more difficult.

NET ASSET VALUE FLUCTUATION. The net asset value of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Therefore, an investment in shares of the Fund will not constitute a complete investment program.

SHORT-TERM TRADING. The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase and later sell securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of California obligations or changes in the investment objectives of investors. Such trading may be expected to increase portfolio turnover rate and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio will not accrue income in respect of a when-issued security prior to its stated delivery date. The Portfolio will maintain in a segregated account sufficient assets to cover its outstanding purchase obligations.

SECURITIES LENDING. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission (the "Commission"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets.

FUTURES AND OPTIONS TRANSACTIONS. To hedge against changes in interest rates, the Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Portfolio would engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. The
Portfolio will engage in such transactions for non-hedging purposes only in order to enhance total return by using a futures position as a lower cost substitute for a securities position that the Portfolio is otherwise authorized to enter into.

    The Portfolio may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Portfolio's outstanding positions in futures and related options and the amount of premiums paid for outstanding positions in options on futures would exceed 5% of the market value of the Portfolio's net assets. There are no other percentage limitations on the Portfolio's transactions on future contracts or options on futures, except that at least 80% of the Portfolio's assets will be invested in California obligations. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options requiring the Portfolio to purchase securities, require the Portfolio to segregate liquid high grade debt securities in an amount equal to the underlying value of such contracts and options. In addition, while transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the market fluctuations intended to be hedged (especially given that the only futures contracts currently available to hedge California obligations are futures on various U.S. Government securities and on municipal securities indices), (3) market risk that an incorrect prediction by the Investment Adviser of interest rates may cause the Portfolio to perform less well than if such positions had not been entered into, and (4) skills different from those needed to select portfolio securities. Distributions by the Fund from any net income or gains realized on the Portfolio's transactions in futures and options on futures will be taxable.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE INVESTMENT TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED OCTOBER 23, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    CALIFORNIA TAX FREE PORTFOLIO (THE "PORTFOLIO") IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND IS TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable Federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective" and "How the Fund and the Portfolio Invest their Assets". Further information regarding investment practices may also be found in the Statement of Additional Information.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio. Any such change of the investment objective of the Fund or the Portfolio will be preceded by thirty days advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing all the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

    Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110,
(617) 482-8260. Smaller funds investing in the Portfolio may be adversely affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

    Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

    The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

    Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                           ANNUAL        DAILY
CATEGORY  DAILY NET ASSETS                               ASSET RATE  INCOME RATE
--------  ----------------                               ----------  -----------
   1      up to $500 million ...........................   0.300%       3.00%
   2      $500 million but less than $1 billion ........   0.275%       2.75%
   3      $1 billion but less than $1.5 billion ........   0.250%       2.50%
   4      $1.5 billion but less than $2 billion ........   0.225%       2.25%
   5      $2 billion but less than $3 billion ..........   0.200%       2.00%
   6      $3 billion and over ..........................   0.175%       1.75%

    As at September 30, 1994, the Portfolio had net assets of $445,131,401. For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period.

    BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Portfolio is responsible for the payment of all expenses other than those expressly stated to be payable by BMR under the investment advisory agreement.

    Robert B. MacIntosh has acted as the portfolio manager since the Portfolio commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since 1992. Prior to joining Eaton Vance, he was a Portfolio Manager at Fidelity Management & Research Company (1986-1991).

    Municipal obligations, including California obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

    BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

    The Trust has retained the services of Eaton Vance to act as administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance receives no compensation. The Trustees may determine, in the future, to compensate Eaton Vance for such services.

    The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation; custody and transfer agency fees and expenses, including those for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and the governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees, and, if any, administrative services fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

SERVICE PLAN
-------------------------------------------------------------------------------
In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. The Plan is further described in the Statement of Additional Information, and the following is a description of the salient features of the Plan.

    THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year which is based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to commence accruing service fee payments during the quarter ending June 30, 1995.

VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests substantially all of its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

    Financial service firms ("Authorized Firms") must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

    The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. California obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's and the Portfolio's custodian.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE.
------------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

    The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or the Principal Underwriter.

    The current sales charges are:

                                            SALES CHARGE      SALES CHARGE
                                          AS PERCENTAGE OF  AS PERCENTAGE OF
AMOUNT OF PURCHASE                         OFFERING PRICE   AMOUNT INVESTED

Under $100,000 ......................          4.75%             4.99%
$100,000 but less than $250,000 .....          3.75              3.90
$250,000 but less than $500,000 .....          2.75              2.83
$500,000 but less than $1,000,000 ...          2.00              2.04
$1,000,000 or more ..................             0*                0*

 *No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments, as described below, in the event of certain redemption transactions within 18 months of purchase.

    The current dealer commission is:
                                                               DEALER COMMISSION
                                                                AS PERCENTAGE OF
AMOUNT OF PURCHASE                                                OFFERING PRICE

Under $100,000 ................................................       5.00%
$100,000 but less than $250,000 ...............................       4.00
$250,000 but less than $500,000 ...............................       3.00
$500,000 but less than $1,000,000 .............................       2.25
$1,000,000 or more ............................................          0**

**The Principal Underwriter may pay a commission to Authorized Firms who initiate and are responsible for purchases of $1 million or more as follows:
  1.00% on sales up to $2 million, plus 0.80% on the next $1 million, 0.20% on the next $2 million and 0.08% on the excess over $5 million.

    The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, such Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares.

    An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent as follows: The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Draft Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

    Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value in connection with the merger of an investment company with the Fund and to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody.

    ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as shown above. The minimum value of securities or securities and cash accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. EATON VANCE WILL USE REASONABLE EFFORTS TO OBTAIN THE CURRENT MARKET PRICE FOR SUCH SECURITIES BUT DOES NOT GUARANTEE THE BEST AVAILABLE PRICE. EATON VANCE WILL ABSORB ANY TRANSACTION COSTS, SUCH AS COMMISSIONS, ON THE SALE OF THE SECURITIES.

    Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Fund Co.
        Broker #2212
        Investors Bank & Trust Company
        For  A/C EV  Traditional  California  Municipals  Fund

    IN THE  CASE  OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Traditional California Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

    Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

    Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any Federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

    If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

    Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

    If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% will be imposed on such redemption. The CDSC will be retained by the Principal Underwriter.

    The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

   The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within the 30-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing Federal income tax and California tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

    At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to The Shareholder Services Group, Inc.

    Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (please provide your name and account number).

    THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.

    Share Option -- Dividends and capital gains will be reinvested in additional shares.

    Income Option -- Dividends,  will be paid in cash, and capital gains will be reinvested in additional shares.

    Cash Option   -- Dividends and capital  gains will be paid in cash.

     The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the Federal income tax laws.

    If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

    DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

    "STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its transfer agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
  UNDER  A  LIFETIME   INVESTING  ACCOUNT  A  SHAREHOLDER  CAN  MAKE  ADDITIONAL
  INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE.
------------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of the Fund may be exchanged  for shares of any of the  following  funds:
Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

    Each exchange must involve shares which have a net asset value of $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

    Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

    The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for
additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

    Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be similarly exchanged for Fund shares at their respective net asset values per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

     Telephone exchanges are accepted by The Shareholder Services Group, Inc. provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK DRAFT INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement".

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Shares of the Eaton Vance funds mentioned under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, or, provided that the shares repurchased or redeemed have been held for at least 30 days, in shares of any of the other funds offered by the Principal Underwriter with an initial sales charge at net asset value, provided that the reinvestment is effected within 30 days after such repurchase or redemption. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund whose shares are to be purchased (or by such fund's transfer agent). The privilege is also available to holders of shares of the other funds offered with an initial sales charge by the Principal Underwriter who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 30 day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. A reinvesting shareholder may realize a gain or loss for Federal tax purposes as a result of such repurchase or redemption. Special rules may apply to the computation of gain or loss and to the deduction of loss on a repurchase or redemption followed by a reinvestment. See "Distributions and Taxes". Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. The Fund anticipates that for tax purposes, the entire distribution, whether taken in cash or additional shares of the Fund, will constitute tax-exempt income to the shareholders for Federal income tax purposes, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should continue to treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely Federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

    Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. In addition, losses realized on a redemption of Fund shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Fund are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

    In order to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), the Fund must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

------------------------------------------------------------------------------
  AS A  REGULATED  INVESTMENT  COMPANY  UNDER  THE  CODE,  THE FUND DOES NOT PAY
  FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.
------------------------------------------------------------------------------

    Distributions of interest on certain municipal obligations constitute a tax preference item under the alternative minimum tax provisions applicable to individuals and corporations (see page 5). Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for Federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund.

    Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user " is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

    California law provides that dividends paid by the Fund and designated by the Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on California obligations, provided that at least 50% of the assets of the Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either Federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains under the California personal income tax.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The current yield for the Fund will be calculated by dividing the net investment income per share during a recent 30 day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes").

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period. If the expenses of the Fund or the Portfolio are paid by Eaton Vance, the Fund's performance will be higher.

STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------
TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order.

    When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under his account.

    If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

    In signing the application, the investor irrevocably constitutes and appoints the escrow agent as attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the account.

INVESTMENT ADVISER OF
CALIFORNIA TAX FREE PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV TRADITIONAL CALIFORNIA
MUNICIPALS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EV TRADITIONAL CALIFORNIA
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

T-CAP

EV TRADITIONAL
CALIFORNIA
MUNICIPALS FUND

PROSPECTUS

NOVEMBER 25, 1994

                          EATON VANCE MUNICIPALS TRUST

                     EV CLASSIC CALIFORNIA MUNICIPALS FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1995

1. Effective September 29, 1995, EV Classic California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

2. The following supplements "Investment Adviser and Administrator" in the Statement of Additional Information:

         Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion.

         Robert B. MacIntosh, the Portfolio's portfolio manager, is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: California, Hawaii, Massachusetts, Minnesota and New Jersey. He also serves as economic spokesman for the Eaton Vance organization.

3. The following supplements the yield and distribution rate information under "Investment Performance" in the Statement of Additional Information:

         For the thirty-day period ended March 31, 1995, the yield of the Fund was 4.36%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.36% would be 6.68%, assuming a combined Federal and California tax rate of 34.70%. The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 22, 1995) was 4.98%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.10%.

4. The following replaces the tables under "Performance Information" in the Statement of Additional Information:

         The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund from December 19, 1985 through March 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. Such performance has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                          VALUE OF A $1,000 INVESTMENT

                                     Value of Invest-     Value of Invest-
                                     ment before de-      ment after deduct-  Total Return before de-       Total Return after de-
                                     ducting the con-     ing the contin-     ducting the contingent        ducting the contingent
                                     tingent deferred     gent deferred       deferred sales charge         deferred sales charge
Investment  Investment   Amount of   sales charge         sales charge        ----------------------        ----------------------
  Period       Date     Investment   on 3/31/95           on 3/31/95          Cumulative   Annualized       Cumulative   Annualized
----------  ----------  ----------   ----------------     ------------------  ----------   ----------       ----------   ----------
10 Years
Ended
3/31/95     12/19/85    $1,000.00    $1,767.53            $1,767.53           76.75%       6.33%            76.75%       6.33%

5 Years
Ended
3/31/95      3/31/90    $1,000.00    $1,336.07            $1,336.07           33.67%       3.17%            33.61%       3.17%

1 Year
Ended
3/31/95*     3/31/94    $1,000.00    $1,048.90            $1,039.00            4.89%       4.89%            3.90%        3.90%

         Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

         *If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

5. The following supplements "Investment Performance" in the Statement of Additional Information:

         From time to time the Fund may provide investors with information on municipal bond investing, which may include comparative performance information, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

6. Registrant incorporates by reference the unaudited financial information for the Fund contained in the Fund's shareholder report for the six months ended March 31, 1995 as previously filed electronically with the Securities and Exchange Commission (Accession No. 0000950156-95-000347).


          THE DATE OF THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE STATEMENT OF ADDITIONAL INFORMATION TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.


October 1, 1995                                                        C-CASAIS

                                             STATEMENT OF
                                             ADDITIONAL INFORMATION
                                             February 1, 1995

                    EV CLASSIC CALIFORNIA MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
--------------------------------------------------------------------------------
TABLE OF CONTENTS                                                         Page
Investment Objective and Policies .....................................     2
Investment Restrictions ...............................................    14
Trustees and Officers .................................................    16
Control Persons and Principal Holders of Securities ...................    18
Investment Adviser and Administrator ..................................    18
Custodian .............................................................    21
Service for Withdrawal ................................................    21
Determination of Net Asset Value ......................................    21
Investment Performance ................................................    22
Taxes .................................................................    25
Principal Underwriter .................................................    27
Distribution Plan .....................................................    28
Portfolio Security Transactions .......................................    29
Other Information .....................................................    31
Independent Certified Public Accountants ..............................    32
Tax Equivalent Yield Table ............................................    33
Financial Statements ..................................................    34
Appendix ..............................................................    59
--------------------------------------------------------------------------------
    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV CLASSIC CALIFORNIA MUNICIPALS FUND (THE "FUND") DATED FEBRUARY 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
    The investment objective of EV Classic California Municipals Fund (the "Fund"), which is a series of Eaton Vance Investment Trust (the "Trust"), is to provide current income exempt from both the regular Federal income tax and the California personal income tax. The Fund seeks to meet its investment objective by investing its assets in the California Tax Free Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as the Fund.

CALIFORNIA OBLIGATIONS
    California obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of California obligations the interest on which is also exempt from all types of Federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. A fourth category of obligations subject to the alternative minimum tax is described in the Prospectus. In assessing the Federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a California obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. As of the date of this Statement of Additional Information, an obligation held by the Portfolio was in default. (See Portfolio of Investments in the Financial Statements included herein).

    The yields on California obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, California obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

  CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS
LIMITATION ON TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Appropriations subject to limitation were under the State limit by $1.2 billion for fiscal year 1987-88, $259 million for fiscal year 1988-89 and $1.6 billion for fiscal year 1989-90. State appropriations are expected to be $4.2 billion under the limit for fiscal year 1992-93.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  OBLIGATIONS OF THE STATE OF CALIFORNIA
    As of July 1, 1994, the State had approximately $18.4 billion of general obligation bonds outstanding, and $5.2 billion remained authorized but unissued. In addition, at June 30, 1994, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $12.6 billion in fiscal year 1990-91 to about $15.9 billion in 1991-92 to approximately $17.6 billion in 1992-93 to about $18.4 billion in 1993-94. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.

  RECENT FINANCIAL RESULTS
    Since the start of the 1990-91 Fiscal Year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment is expected to remain well above the national average through 1994. The Department of Finance foresees slow recovery from the recession in California beginning in 1994. Both the California and national economic recoveries are much weaker than in previous business cycles, and could be harmed by several factors, including rising interest rates.

    The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.0 billion of budget expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

    1993-94 BUDGET. The 1993-94 budget represented the third consecutive year of extremely difficult budget choices for the State, in view of the continuing recession. The budget act, signed on June 30, 1993, provided for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues were projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the budget act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus relieving State support obligations; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general State tax increases, but a 0.5% temporary State sales tax scheduled to expire on June 30 was extended for six months, and dedicated to support local government public safety costs.

    Revenues for 1993-94 were $800 million lower than original projections and expenditures were $780 million higher as a result of higher health and welfare caseloads, lower property taxes and lower than anticipated federal government payments for immigration-related costs.

    1994-95 BUDGET. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projects the effective receipt of about $770 million from the Federal Government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The December 1994 Finance Bulletin indicated that General Fund revenues for the first five months of the 1994-95 fiscal year are $356 million, less than 1% higher than projected.

    The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

PROPOSED 1995-96 BUDGET. On January 10, 1995, the Governor presented his proposed fiscal year 1995-96 Budget. This budget projects total General Fund revenues and transfers of $42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated budget deficits from earlier years. However, this proposal leaves no cushion, as the projected budget reserve at June 30, 1996 would be only about $92 million. While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the "realignment" of functions with counties which would save the State about $240 million. The Governor also expects about $800 million in new federal aid for the State's costs of incarcerating and educating illegal immigrants. The Budget proposal also does not account for possible additional costs if the State loses its appeals on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve. Part of the Governor's proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income).

  LEGAL PROCEEDINGS
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  ECONOMY
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $640 billion in 1992, accounts for about 13% of all personal income in the nation.

    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

  OTHER CONSIDERATIONS
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the state. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.

    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

OBLIGATIONS OF PUERTO RICO, U.S. VIRGIN ISLANDS AND GUAM. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. This decline was broad based among all manufacturing industries. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The August, 1994 unemployment rate was 14.5%, down from 18.2% in August, 1993.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the Federal government. Most Federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Internal Revenue Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. The measure was defeated, with 48.5% voting to remain a Commonwealth, 46% voting for statehood and 4% voting for independence. Retaining Commonwealth status will leave intact the current relationship with the Federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. Population, after reaching a peak of 110,800 in 1985, declined to 101,809 in 1990. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of April, 1993, unemployment stood at 2.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the Federal excise tax on rum exports. Tax revenues rebated by the Federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced budget deficits in fiscal years 1989 and 1990: in 1989 due to wage settlements with the unionized government employees, and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding.

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population, 133,000 in 1990, up 26% from the 1980 census level. The U.S. military is a key component of Guam's economy. The Federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. Unemployment was 3.2% in 1991. The financial position of Guam has weakened as the General Fund incurred a negative position for 1992. Lower than expected revenue collection due to the economic downturn caused the poor performance. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

OTHER OBLIGATIONS OF PARTICULAR TYPES OF ISSUERS. The Portfolio may invest 25% or more of its total assets in California obligations of the same type. There could be economic, business or political developments which might affect all California obligations of a similar type. In particular, investments in certain of the bonds listed above might involve without limitation the following risks.

    California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

    Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. In October, 1992, the California Superior Court of Contra Costa County, in which Richmond is situated, dismissed a motion filed by the Trustee to force Richmond to start budgeting payments on the defaulted certificates of participation. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. On December 11, 1992 the judge in the case ruled that default of the certificates of participation were constitutional. After the State Legislature enacted certain "bail out" legislation effectively guaranteeing lease rental payments, refunding certificates were issued and the litigation was settled.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible Federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Pollution control and other industrial development bonds are issued by state or local agencies to finance various projects, including those of domestic steel producers, and may be backed solely by agreements with such companies. Domestic steel companies are expected to suffer the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as those imposed by anti-pollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings and this period of rationalization may not end until further legislative protection is provided through tariff price supports or mandatory import quotas, such as those recently enacted for certain specialty steel products.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured California obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of California obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    The Portfolio will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

WHEN-ISSUED SECURITIES
    New issues of California and other types of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when- issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, the banks may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in Interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the price action of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates or for non-hedging purposes, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange.

FUTURES CONTRACTS ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities, the Portfolio will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on debt securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on debt securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees of the Portfolio.

    Positions taken in the futures markets for debt securities are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions on debt securities taken by the Portfolio will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on debt securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

FUTURES CONTRACTS ON SECURITIES INDICES. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the future positions is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of debt securities held by the Portfolio or debt securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by the Portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the securities held by the Portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

    On other occasions, the Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market to be less favorable than the prices that are currently available.

OPTIONS ON FUTURES CONTRACTS
    The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Portfolio may use options on futures contracts for bona fide hedging purposes as defined below, or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Portfolio purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Portfolio for the option. If market conditions do not favor the exercise of the option, the Portfolio's loss is limited to the amount of such premium and transaction costs paid by the Portfolio for the option.

    If the Portfolio writes a call (put) option on a futures contract, the Portfolio receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Portfolio gains the amount of the premium, which may partially offset unfavorable changes in the value of securities held or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of futures positions, the Portfolio's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    The Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, the Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolio to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.

PORTFOLIO TURNOVER
    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


                           INVESTMENT RESTRICTIONS
    The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund will not:

     (1) Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

     (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (5) Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (6) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

     (7) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

     (8) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

     (9) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge;

    (10) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (12) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

    (13) Buy investment securities from or sell them to any of its officers or Trustees, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

    (14) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to investing in California obligations), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without the approval by the Fund or its other investors. Neither the Fund nor the Portfolio may invest more than 15% of its net assets (taken at current value) in the aggregate in restricted securities, securities for which there is no readily available market, repurchase agreements which have a maturity longer than seven days, and other illiquid securities; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund or the Portfolio may purchase call options on securities. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intend to invest in reverse repurchase agreements during the current fiscal year.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR") which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO
DONALD R. DWIGHT (63), TRUSTEE
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (53), TRUSTEE AND VICE PRESIDENT*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (59), TRUSTEE
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
02134

NORTON H. REAMER (59), TRUSTEE
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), TRUSTEE
Director, Fiduciary Trust Company. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (64), TRUSTEE
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO
THOMAS J. FETTER (51), PRESIDENT*
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (38), VICE PRESIDENT*
Vice President of Eaton Vance and EV, and of BMR since August 11, 1992, and employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (49), TREASURER*
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), SECRETARY*
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (59), ASSISTANT SECRETARY*
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the administrator, the Portfolio's contractual relationship with the investment adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. During the fiscal year ended September 30, 1994, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex:


                          AGGREGATE      AGGREGATE        RETIREMENT     TOTAL COMPENSATION
                         COMPENSATION   COMPENSATION    BENEFIT ACCRUED    FROM TRUST AND
NAME                      FROM FUND    FROM PORTFOLIO  FROM FUND COMPLEX  FUND COMPLEX<F1>
----                     ------------  --------------  -----------------  ---------------
Donald R. Dwight ......      $42          $3,769            -- 0 --          $132,500
Samuel L. Hayes, III ..       40           3,738            -- 0 --           140,000
Norton H. Reamer ......       39           3,654            -- 0 --           132,500
John L. Thorndike .....       40           3,781            -- 0 --           137,500
Jack L. Treynor .......       42           3,852            -- 0 --           137,500
---------

<F1>The Eaton Vance fund complex consists of 201 registered investment companies or series thereof.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at December 30, 1994, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 30, 1994, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 40.8%, of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. In addition, as of December 30, 1994, Ernest F. Smith and Doris E. Smith, Trustees U/A dated April 14, 1994, Paso Robles, CA owned beneficially and of record 33.2% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person beneficially owns 5% or more of the Fund's outstanding shares.

                     INVESTMENT ADVISER AND ADMINISTRATOR

     The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

    The Portfolio pays BMR as compensation under the Investment Advisory Agreement a monthly fee equal to the aggregate of (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:
                                                      Annual        Daily
Category  Daily Net Assets                          Asset Rate    Income Rate
--------  ----------------                          ----------    -----------
   1      up to $500 million                          0.300%         3.00%
   2      $500 million but less than $1 billion       0.275%         2.75%
   3      $1 billion but less than $1.5 billion       0.250%         2.50%
   4      $1.5 billion but less than $2 billion       0.225%         2.25%
   5      $2 billion but less than $3 billion         0.200%         2.00%
   6      $3 billion and over                         0.175%         1.75%

    As at September 30, 1994, the Portfolio had net assets of $445,131,401. For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Fund during the six months period ended September 30, 1994, $29,004 of the Fund's operating expenses were allocated to the Administrator. For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). To enhance the net income of the Fund during the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994, $2,670 of the Fund's operating expenses were allocated to the Administrator.

    The Investment Advisory Agreement with BMR remains in effect until February 28, 1995. It may be continued indefinitely thereafter so long as such continuance after February 28, 1995 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as administrator of the Fund, but receives no compensation for providing administrative services to the Fund. As Administrator, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and of John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of December 31, 1994, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh and O'Connor and Ms. Sanders, who are officers or Trustees of the Trust and the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement and Eaton Vance's wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through Authorized Firms.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, Custodian of the Fund and the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule. For the six months ended September 30, 1994, the Fund paid IBT $4,455 and for the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994 the Fund made no payments to IBT. For the fiscal year ended September 30, 1994, the Portfolio paid IBT $66,016 and for the period of the start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid IBT $123,534.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Trust's transfer agent (the "Transfer Agent") will send to the shareholder regular monthly or quarterly payments of any designated amount based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may give rise to gain or loss for tax purposes. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Draft Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    The net asset value of shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for California obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most California obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Other assets are valued at fair value using methods determined in good faith by the Trustees. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Washington's Birthday, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE
    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and a complete redemption of the investment and, if applicable, the deduction of the contingent deferred sales charge at the end of the period.

     The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of the contigent deferred sales charge imposed on certain redemptions of shares within one year of their purchase. See "How to Redeem Fund Shares" in the Prospectus. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. For the thirty-day period ended September 30, 1994, the yield of the Fund was 4.92%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.92% (considering both California and Federal taxes) would be 7.54%, assuming a combined Federal and California tax rate of 34.70%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current prospectus). The Fund's distribution rate (calculated on September 30, 1994 and based on the Fund's monthly distribution paid September 22, 1994) was 5.78%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.94%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from December 3, 1993 through September 30, 1994.
                         VALUE OF A $1,000 INVESTMENT

                                             VALUE OF      TOTAL RETURN
                   INVESTMENT   AMOUNT OF   INVESTMENT     ------------
INVESTMENT PERIOD     DATE     INVESTMENT   ON 9/30/94  CUMULATIVE   ANNUALIZED
----------------   ----------  ----------   ----------  ----------   ----------
Life of the Fund*   12/03/93    $1,000       $948.74**   -5.13%**       --

                     PERCENTAGE CHANGES 12/03/93 - 9/30/94

                                      NET ASSET VALUE TO NET ASSET VALUE
                                       WITH ALL DISTRIBUTIONS REINVESTED
                                   -----------------------------------------
  FISCAL YEAR ENDED                ANNUAL     CUMULATIVE     AVERAGE ANNUAL
  -----------------                ------     ----------     --------------
       9/30/94                       --        -5.13%**           --

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

---------
 *Investment operations began on December 3, 1993.
**If a portion of the Fund's expenses had not been subsidized and the contingent deferred sales charge applicable to shares purchased on or after January 30, 1995 had been imposed, the Fund would have had lower returns.

    The Fund's total return may be compared to the Consumer Price Index and to the domestic securities indices of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g. Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    From time to time, information about the portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc.) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    The Portfolio's diversification by quality ratings as of November 30, 1994, was:
       RATING ASSIGNED BY              PERCENT OF
     MOODY'S, S&P OR FITCH           BOND HOLDINGS
          -----------                   --------
           Aaa or AAA                     32.2%
            Aa or AA                       9.6
               A                          22.2
           Baa or BBB                     22.5
            Ba or BB                       --
               B                           --
            Below B                        --
           Not rated                      13.5
                                          ----
             Total                       100.0%

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Advertisements and other material furnished to present and prospective shareholders may also compare the taxable equivalent yield of the Fund to after tax yields of certificates of deposits, bank money market deposit accounts and money market mutual funds over various Federal income tax brackets.

    The following table compares the after-tax yield of an investment in the Fund yielding a hypothetical 5.5% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and California personal income tax brackets: 20.10% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 34.70% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 37.90% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 43.04% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 46.24% for single and joint filers with taxable income over $256,500. These brackets are calculated using 1995 Federal tax rates, the highest 1994 California state rate applicable at the upper portion of the brackets and assume that California taxes are deducted on the Federal income tax return. The applicable Federal tax rates within each of the combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. An investor in the Fund with taxable income within these brackets may be subject to a lower combined tax rate than the combined rates shown, while an investor who does not itemize on his or her Federal income tax return may be subject to a higher combined tax rate. These brackets also do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation will have higher combined brackets than indicated above. See your tax adviser for additional information.

                                                  Tax Bracket
                                   20.10%   34.70%    37.90%     43.04%   46.24%
                                   ---------------------------------------------
  Tax free yield ................  5.50%     5.50%     5.50%     5.50%    5.50%
  Taxable equivalent ............  6.88      8.42      8.86      9.66    10.23
  Certificates of deposit:
    Yield .......................  3.25      3.25      3.25      3.25     3.25
    After-tax yield .............  2.60      2.12      2.02      1.85     1.75

The Tax Free Yield Advantage
(43.04% combined tax bracket)

3.25% Certificate of deposit
3.25% Pretax yield
1.85% After-tax yield

5.50% Tax free investment
9.66% Taxable equivalent yield
5.50% Tax free yield

Example:
Two $100,000 investments ...

                   3.25% CD    5.50 Tax free
Pretax income:    $3,250.00    $5,500.00
Tax:              (1,398.80)   NONE
After-tax income: $1,851.20    $5,500.00

    The 1995 combined tax bracket takes into account Federal income tax rates for 1995 and the highest California State income tax rates for 1994 applicable to the bracket. Assuming the deductibility of state taxes on the Federal return, the bracket is 43.04% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income. Your actual bracket will vary depending on your income, exemptions and deductions. See your tax adviser for additional information. The chart is based on 3-month bank CDs (Source: The Wall Street Journal and Eaton Vance Management). Tax free yields are shown for illustration purposes only and are not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES
FEDERAL INCOME TAXES
    Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1994 (see the Notes to the Financial Statements). Because the Fund invests substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid Federal excise tax, the Code requires that the Fund distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided that the Fund qualifies as a regulated investment company for Federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and Federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular Federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the Federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their Federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under Federal tax legislation enacted in 1986, the Federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities, and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders, For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a regulated investment company.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions form the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certification regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions.

CALIFORNIA STATE AND LOCAL TAX MATTERS
    In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code and is exempt from Federal income tax, the Fund also will be exempt from the California corporate income and franchise tax.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on obligations the interest on which is exempt under either Federal or California law from taxation by the State of California, provided that at least 50% of the Portfolio's assets at the close of each quarter of its taxable year is invested in such obligations. Distributions from the Fund which are attributable to sources other than those in the preceding sentence will generally be taxable to such individual shareholders as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for California personal income tax purposes. In addition, distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

    Distributions of investment income and long-term and short-term capital gains from the Fund will not be excluded from taxable income in determining California corporate taxes for corporate shareholders. However, distributions of the Fund's net capital gains are treated as long-term capital gains for California corporate tax purposes. In addition, distributions may be includable in income subject to the alternative minimum tax. Shares of the Fund will not be subject to the California property tax.

    California tax law resembles Federal tax law in restricting the deductibility of interest on indebtedness incurred by shareholders to purchase shares and the allowance of losses realized by a shareholder upon the sale or redemption of shares.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms ("Authorized Firms") or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefore by the Fund. For the fiscal year ended September 30, 1994, the Fund paid the Principal Underwriter $35.00 for repurchase transactions.

                              DISTRIBUTION PLAN
    The Distribution Plan ("the Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    In calculating daily, the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    It is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore paid to the Principal Underwriter under the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Classic Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. (For shares sold prior to January 30, 1995, Plan payments are as follows: the Principal Underwriter pays monthly sales commissions and service fee payments to Authorized Firms equivalent to approximately .75% and .25%, respectively, annualized of the assets maintained in the Fund by their customers beginning at the time of sale. No payments were made at the time of sale, and there is no contingent deferred sales charge.) For the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994, the Fund accrued sales commission payments under the Plan to the Principal Underwriter aggregating $9,528 and $3,747, respectively, of which $9,351 and $3,330 was used by the Principal Underwriter to pay sales commissions to Authorized Firms on sales of shares of the Fund. As at September 30, 1994 and March 31, 1994 the outstanding uncovered distribution charges of the Principal Underwriter calculated under the Plan amounted to approximately $273,000 and $206,000 (which amount was equivalent to 9.44% and 9.83% of the Fund's net assets on such day).

    Because of the NASD Rule limitation on the aggregate amount of sales commissions and distribution fees paid to the Principal Underwriter during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations will cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period will result in the incurrence and payment of increased distribution fees under the Plan.

    The Plan also authorizes the Fund to make payments of service fees. For the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993, to the fiscal year ended March 31, 1994, the Fund accrued service fee payments under the Plan aggregating $3,109 and $1,220, respectively, of which $3,098 and $1,116 was paid to the Principal Underwriter. The Principal Underwriter paid such amount as service fee payments to Authorized Firms for account maintenance and shareholder services.

    The Plan and Distribution Agreement currently remain in effect until April 28, 1995 and may be continued as provided in the Prospectus. Pursuant to Rule 12b-1, the Plan has been approved by the Trust's initial sole shareholder (Eaton Vance). Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including California obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the period from April 1, 1994 to the fiscal year ended September 30, 1994 and for the period from the start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. During the fiscal years ended March 31, 1993 and 1992, the Trust paid brokerage commissions of $0 and $122, respectively.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance California Municipals Trust. The Trust changed its name to Eaton Vance Investment Trust on April 28, 1992. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" in the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                          TAX EQUIVALENT YIELD TABLE
    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the 1995 regular Federal income tax rates and California State income tax laws and tax rates applicable for 1994. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                             A FEDERAL AND CALIFORNIA STATE
                                                                    TAX-EXEMPT YIELD OF:
                                      COMBINED      ------------------------------------------------------
  SINGLE RETURN        JOINT RETURN  FEDERAL AND      4%    4.5%     5%     5.5%    6%     6.5%     7%
------------------------------------- CA STATE      ------------------------------------------------------
            (TAXABLE INCOME)<F1>     TAX BRACKET<F2>     Is equivalent to a fully taxable yield of:
----------------------------------------------------------------------------------------------------------
   Up to $ 23,350     Up to $ 39,000    20.10%      5.01%   5.63%   6.26%   6.88%  7.51%   8.14%   8.76%
$ 23,351-  56,550  $ 39,001-  94,250    34.70       6.13    6.89    7.66    8.42   9.19    9.95   10.72
$ 56,551- 117,950  $ 94,251- 143,600    37.90       6.44    7.25    8.05    8.86   9.66   10.47   11.27
$117,951- 256,500  $143,601- 256,500    43.04       7.02    7.90    8.78    9.66  10.53   11.41   12.29
    Over $256,500      Over $256,500    46.24       7.44    8.37    9.30   10.23  11.16   12.09   13.02
----------------------------------------------------------------------------------------------------------

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

<F1> Net amount subject to Federal and California personal income tax after deductions and exemptions.

<F2> The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest California State rate applicable at the upper portion of these brackets and assume that taxpayers deduct California State income taxes paid on their Federal income tax returns. An investor with taxable income within these brackets may have a lower combined tax rate than the combined rate shown. Investors who do not itemize deductions on their Federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including California State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Classic California Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portoflio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                     EV CLASSIC CALIFORNIA MUNICIPALS FUND
                              FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1994
--------------------------------------------------------------------------------
ASSETS:
 Investment in California Tax Free Portfolio, at
   value (Note 1A) (identified cost, $3,008,713)                    $2,840,771
 Receivable for Fund shares sold                                        22,889
 Receivable from the Administrator (Note 4)                             29,004
 Deferred organization expenses (Note 1D)                               11,955
                                                                    ----------
        Total assets                                                $2,904,619
LIABILITIES:
  Dividends payable                                    $ 3,641
  Payable for Fund shares redeemed                       3,000
  Payable to affiliate --
    Custodian fee                                          585
  Accrued expenses                                       3,954
                                                       -------
      Total liabilities                                                 11,180
                                                                    ----------
NET ASSETS for 318,526 shares of beneficial interest
  outstanding                                                       $2,893,439
                                                                    ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                   $3,122,262
  Accumulated net realized loss on investment and
    financial futures transactions (computed on the
    basis of identified cost)                                          (60,524)
  Accumulated distribution in excess of net investment
    income                                                                (357)
  Unrealized depreciation of investments and financial
    futures contracts from Portfolio (computed on the
    basis of identified cost)                                         (167,942)
                                                                  ------------
      Total                                                         $2,893,439
                                                                    ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($2,893,439 / 318,526 shares of beneficial interest)                 $9.08
                                                                       =====

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Year Ended     Year Ended
                                                    September 30,     March 31,
                                                        1994**          1994*
                                                   -------------   -------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio           $  83,628       $  29,391
  Expenses allocated from Portfolio                     (7,270)         (2,521)
                                                     ---------       ---------
      Net investment income from Portfolio           $  76,358       $  26,870
                                                     ---------       ---------
  Expenses --
    Compensation of Trustees not members of the
     Administrator's organization                    $     266       $     100
    Custodian fee                                        4,455            --
    Distribution fees (Note 5)                          12,637           4,967
    Printing and postage                                18,290            --
    Legal and accounting services                        4,882           1,086
    Amortization of organization expenses (Note 1D)      1,507           1,376
    Miscellaneous                                        1,552             920
                                                     ---------       ---------
      Total expenses                                 $  43,589       $   8,449
  Deduct allocation of expenses to the
   Administrator (Note 4)                               29,004           2,670
                                                     ---------       ---------
      Net expenses                                   $  14,585       $   5,779
                                                     ---------       ---------
        Net investment income                        $  61,773       $  21,091
                                                     ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from Portfolio --
    Investment transactions (identified cost basis)  $ (60,554)      $  (4,844)
    Financial futures contracts                         (1,848)          6,722
                                                     ----------      ----------
      Net realized gain (loss)                       $ (62,402)      $   1,878
  Change in unrealized depreciation of investments        (842)       (167,100)
                                                     ---------       ---------
      Net realized and unrealized loss               $ (63,244)      $(165,222)
                                                     ---------       ---------
        Net decrease in net assets from operations   $  (1,471)      $(144,131)
                                                     =========       =========

 *For the period from the start of business, December 3, 1993 to March 31, 1994. **For the six months ended September 30, 1994 (Note 7).


                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                Year Ended       Year Ended
                                               September 30,      March 31,
                                                  1994**            1994*
                                               -------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                       $   61,773       $   21,091
    Net realized gain (loss) on investments        (62,402)           1,878
    Change in unrealized depreciation
     of investments                                   (842)        (167,100)
                                                -----------      ----------
     Net decrease in net assets
      from operations                           $   (1,471)      $ (144,131)
                                                ----------       ----------
  Distributions to shareholders (Note 2) --
    From net investment income                  $  (61,773)      $  (21,091)
    In excess of net investment income              (9,885)          (3,747)
                                                -----------      -----------
      Total distributions to shareholders       $  (71,658)      $  (24,838)
                                                -----------      -----------
  Transactions in shares of beneficial
   interest (Note 3) --
    Proceeds from sales of shares               $1,431,747       $3,317,112
    Net asset value of shares issued
     to shareholders in payment of
     distributions declared                         37,372            9,644
    Cost of shares redeemed                       (597,281)      (1,063,067)
                                                ----------       ----------
      Increase in net assets from Fund
       share transactions                       $  871,838       $2,263,689
                                                ----------       ----------
        Net increase in net assets              $  798,709       $2,094,720

NET ASSETS:
  At beginning of period                         2,094,730               10
                                                ----------       ----------
  At end of period (including accumulated
   distribution in excess of net investment
   income of $357 and $0, respectively)         $2,893,439       $2,094,730
                                                ==========       ==========

 *For the period from the start of business, December 3, 1993 to March 31, 1994. **For the six months ended September 30, 1994 (Note 7).


                       See notes to financial statements

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                     Year Ended    Year Ended
                                                    September 30,  March 31,
                                                       1994**        1994*
                                                    -------------  -----------
  NET ASSET VALUE, beginning of period                 $ 9.340       $10.000
                                                       -------       -------
  INCOME (LOSS) FROM OPERATIONS:
    Net investment income                              $ 0.227       $ 0.140
    Net realized and  unrealized loss on
     investments                                        (0.224)       (0.635)
                                                       -------       -------
      Total income (loss) from operations              $ 0.003       $(0.495)
                                                       -------       -------
  LESS DISTRIBUTIONS:
    From net investment income                         $(0.227)      $(0.140)
    In excess of net investment income                  (0.036)       (0.025)
                                                       --------      --------
      Total distributions                              $(0.263)      $(0.165)
                                                       --------      --------
  NET ASSET VALUE, end of period                       $ 9.080       $ 9.340
                                                       =======       =======
  TOTAL RETURN(2)                                         0.03%        (5.16%)
  RATIOS/SUPPLEMENTAL DATA*:
    Net assets, end of period (000 omitted)            $ 2,893        $ 2,095
    Ratio of net expenses to average net assets(1)        1.73%+         1.64%+
    Ratio of net investment income
     to average net assets                                4.89%+         4.17%+
  *For the period ended September 30, 1994 and the period from the start of business, December 3, 1993, to March 31, 1994, the operating expenses of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

  NET INVESTMENT INCOME PER SHARE                      $ 0.120        $ 0.123
                                                       =======        =======
  RATIOS (As a percentage of average net assets):
        Expenses(1)                                       4.03%+         2.15%+
        Net investment income                             2.59%+         3.66%+

 *For the period from the start of business, December 3, 1993 to March 31, 1994. **For the six months ended September 30, 1994 (Note 7).
 +Computed on an annualized basis.
(1)Includes the Fund's share of California Tax Free Portfolio's allocated expenses.
(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic California Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachuetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the California Tax Free Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (0.64% at September 30, 1994). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1994, the Fund, for federal income tax purposes had a capital loss carryover of $58,550 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2002. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt- interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of shares and other distribution costs are charged to operations. For tax purposes, commissions paid are charged to paid-in capital (Notes 5 and 8).

F. OTHER -- Investment transactions are accounted for on a trade date basis.
--------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, the Fund declares each day an amount equal to the excess of tax basis net income over book net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions of allocable realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gains distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid in capital. During the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993 to March 31, 1994, $9,528 and $3,747, respectively, was reclassified from distributions in excess of net investment income to paid in capital, due to the differences between book and tax accounting for distribution costs being considered as permanent differences. Net investment income, net realized gains and net assets were not affected by this reclassification.
--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    YEAR ENDED
                                          --------------------------------
                                          SEPTEMBER 30,         MARCH 31,
                                              1994                1994
                                          -------------         -----------
Sales                                        155,065              333,898
Issued to shareholders electing to
 receive payments of distributions
 in Fund shares                                4,043                  990
Redemptions                                  (64,922)            (110,549)
                                             -------              -------
 Net increase                                 94,186              224,339
                                              ======              =======

--------------------------------------------------------------------------------
(4)TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund during the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993, to March 31, 1994, $29,004 and $2,670, respectively, of expenses related to the operation of the Fund were allocated to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to their respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 5).
--------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus,
(ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued during the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993 to March 31, 1994, $9,528 and $3,747, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At September 30, 1994 and March 31, 1994, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $273,000 and $206,000, respectively.

In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued during the six month period ended September 30, 1994 and the period from the start of business, December 3, 1993 to March 31, 1994, service fees to or payable to EVD in the amount of $3,109 and $1,220, respectively. EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.25%, annualized, of the assets maintained in the Fund by their customers. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain officers and Trustees of the Fund and Portfolio are officers or directors of EVD.
--------------------------------------------------------------------------------
(6) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investments in the Portfolio aggregated $1,441,124 and $734,467, respectively for the six month period ended September 30, 1994, and $3,322,851 and $1,063,499, respectively, for the period from the start of business, December 3, 1993, to March 31, 1994.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR
The Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.
--------------------------------------------------------------------------------
(8) SUBSEQUENT EVENT
A recent Internal Revenue Service ruling requires that sales commissions paid by the Fund pursuant to its Distribution Plan be expensed for tax purposes (rather than charged to paid-in-capital as the Fund has done in the past). The Fund changed its tax accounting practice to conform to the ruling on November 23, 1994. The change will have no effect on the Fund's current yield or total return.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
  To the Trustees and Shareholders of
  Eaton Vance Investment Trust:

  We have audited the accompanying statement of assets and liabilities of EV Classic California Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of September 30, 1994, and the related statements of operations, changes in net assets and the financial highlights for the six months ended September 30, 1994 and the period from the start of business, December 3, 1993, to March 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Classic California Municipals Fund series of the Eaton Vance Investment Trust at September 30, 1994, the results of its operations, changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                         DELOITTE & TOUCHE LLP


  Boston, Massachusetts
  November 4, 1994

                                              CALIFORNIA TAX FREE PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                    SEPTEMBER 30, 1994
-------------------------------------------------------------------------------------------------------------------------
                                              TAX-EXEMPT INVESTMENTS - 100%
-------------------------------------------------------------------------------------------------------------------------
  Ratings (Unaudited)
  ----------------------------  Principal
                   Standard     Amount
  Moody's          & Poor's    (000 Omitted)    Security                                                        Value
-------------------------------------------------------------------------------------------------------------------------

                                                ESCROWED - 17.9%
  NR               AAA             $ 6,670      Redevelopment Agency of The City of Azusa, Single
                                                  Family Mortgage Revenue Refunding Bonds, 1992 Series
                                                  A, (Escrowed to Maturity), 6.875%, 10/1/12                 $  7,153,575
  NR               AAA               3,140      City of Bakersfield, Certificates of Participation
                                                  (Bakersfield Assisted Living Center), 0.00%, 4/15/21            494,550
  NR               NR                  130      City of Commerce Joint Powers Financing Authority, 1991
                                                  Revenue Bonds, Series A, (Multiple Projects Loan),
                                                  8.00%, 3/1/22                                                   150,475
  NR               AAA               3,255      Redevelopment Agency of the City of Duarte, Single
                                                  Family Mortgage Revenue Refunding Bonds, 1992 Series
                                                  B, (Escrowed To Maturity), 6.875%, 10/1/11                    3,450,300
  NR               BBB               2,000      City of Rancho Mirage Joint Powers Financing Authority,
                                                  Civic Center Revenue Bonds, Series 1991 A, 7.50%,
                                                  4/1/17                                                        2,267,500
  Aaa              AAA              14,285      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987  (Escrowed To
                                                  Maturity), 8.50%, 11/1/16                                    17,909,819
  Aaa              AAA              10,000      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987 (Escrowed to
                                                  Maturity), 8.125%, 7/1/16                                    12,062,500
  Aaa              AAA               6,000      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds  (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987 (Escrowed to
                                                  Maturity), 8.25%, 1/1/21                                      7,357,500
  Aaa              AAA               3,000      City and County of San Francisco, CA General Purpose
                                                  Sewer  Revenue Bonds,  Series 1991, Secondary
                                                  "Rites", (AMBAC), Variable, 10/1/21 <F3>                      3,480,000
  NR               BBB               1,575      Fontana Public Financing Authority, San Bernardino
                                                  County, California, Subordinate Lien Tax Allocation
                                                  Revenue Bonds, (North Fontana  Redevelopment
                                                  Project), 1991 Series A, 7.75%, 12/1/20                       1,823,063
  NR               BBB               2,000      Loma Linda, California Certificates of Participation,
                                                  Loma Linda  Redevelopment Agency, City Hall, 7.00%,
                                                  12/1/15                                                       2,137,500
  Aaa              AAA               6,400      Port of Oakland, California, Revenue Bonds, Series C,
                                                  (BIGI), 0.00%, 11/1/05                                        3,568,000
  NR               NR                3,200      Oceanside California Community Development Commission,
                                                  Tax Allocation 2nd Lien, 8.40%, 6/1/18                        3,456,000
  NR               NR                3,000      Poway Redevelopment Agency, CA. Paguay Redevelopment
                                                  Project,  Subordinated Tax Allocation Refunding,
                                                  Issue of 1991, 7.75%, 12/15/21                                3,476,250
  NR               BBB+              1,000      City of Upland, CA Certificates of Participation,
                                                  Police Building Construction Revenue Bonds, 8.20%,
                                                  8/1/16                                                        1,082,500
  NR               NR                4,000      Huntington Beach, Public Financing Authority, (Orange
                                                  County, California), 1988 Revenue Bonds, Series A,
                                                  (Huntington Beach Redevelopment Projects), 8.375%,
                                                  5/1/18                                                        4,505,000
  NR               NR                2,975      Sacramento-Yolo Port District Port Facilities
                                                  Improvement and Refunding Revenue Bonds (Sacramento
                                                  and Yolo Counties, California) 8.30%, 12/1/03                 3,328,281
                                                                                                             ------------
                                                                                                             $ 77,702,813
                                                                                                             ------------
                                                GENERAL OBLIGATION - 1.1%
  Aa               A+              $ 6,000      State of California Various Purpose General Obligation
                                                  Bonds, 4.75%, 9/1/23                                       $  4,477,500
  Aa               A+                  340      Government of Guam General Obligation Bonds, 1993
                                                  Series A, 5.375%, 11/15/13                                      287,725
                                                                                                             ------------
                                                                                                             $  4,765,225
                                                                                                             ------------
                                                HEALTH CARE - 0.8%
  NR               NR              $ 3,330      Banning, California Certificates of Participation (San
                                                  Georgonio Pass Convalescent Hospital), 9.50%, 12/1/11      $  3,463,200
                                                                                                             ------------
                                                HOSPITALS - 1.0%
  NR               BBB+            $ 2,700      City of Stockton, California, Health Facilities
                                                  Refunding Revenue Bonds (Dameron Hospital
                                                  Association), Series 1988, 8.30%, 12/1/14                  $  2,868,750
  NR               A                 1,500      Woodland, California, Hospital Revenue Certificates of
                                                  Participation, (Woodland Memorial Hospital), 8.20%,
                                                  8/1/15                                                        1,618,125
                                                                                                             ------------
                                                                                                             $  4,486,875
                                                                                                             ------------
                                                HOUSING - 4.6%
  Aa               A+              $ 2,500      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1987 Series A, 8.20%, 8/1/17                $  2,615,625
  Aa               A+                1,455      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1988 Series B, 8.60%, 8/1/19                   1,527,750
  Aa3              NR                   60      California Housing Finance Agency, Multifamily
                                                  Rehabilitation Bonds, 1983 Series A, 9.875%, 8/1/10              61,575
  Aa               A+                2,500      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1986 Series A, 8.10%, 8/1/16                   2,621,875
  A1               A+                2,000      California Housing Finance Agency, Multi-Unit Rental
                                                  Housing Revenue  Bonds II, 1992 Series B, 6.70%,
                                                  8/1/15                                                        2,020,000
  Aa               A+                3,835      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds,  1989 Series D, 7.375%, 8/1/11                 3,969,225
  Aa               A+                  840      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1991 Series A, 7.375%, 8/1/17                    854,700
  NR               NR                2,000      The Housing Authority of the County of Los Angeles, CA
                                                  Multifamily Housing Revenue Bonds (Corporate Fund for
                                                  Housing Projects), 1988 Series B, 10.50%, 12/1/29             2,087,500
  A                NR                  845      The Housing Authority of the County of Los Angeles, CA,
                                                  Single Family Mortgage Revenue Bonds, 1986 Issue A,
                                                  7.875%, 8/1/16                                                  873,519
  NR               A+                2,320      City of Oakland, California, Housing Finance Revenue
                                                  Bonds, Issue D-1, 7.10%, 1/1/10                               2,305,500
  NR               AAA                 980      County of Riverside, California, Single Family Mortgage
                                                  Revenue Bonds (GNMA), Issue A of 1991, 6.85%, 10/1/16         1,006,950
                                                                                                             ------------
                                                                                                             $ 19,944,219
                                                                                                             ------------
                                                INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL - 1.0%
  NR               BBB+            $ 4,500      Central Valley Financing Authority, CA Cogeneration
                                                  Project Revenue Bonds (Carson Ice-GenProject), 1993
                                                  Series, 6.20%, 7/1/20                                      $  4,072,500
  NR               NR                4,500      City of Long Beach, California, Industrial Development
                                                  Revenue Bonds (Kress Rehabilitation Project), 9.75%,
                                                  12/1/16 <F1><F2>                                                135,000
                                                                                                             ------------
                                                                                                             $  4,207,500
                                                                                                             ------------
                                                INSURED - 20.8%
  Aaa              AAA             $ 5,620      California Health Facilities Financing Authority,
                                                  Insured Health Facility Refunding Revenue Bonds,
                                                  (Catholic Healthcare West), 1994 Series B, 5.00%,
                                                  7/1/14                                                     $  4,650,550
  Aaa              AAA               4,000      California Health Facilities Financing Authority,
                                                  Insured Health Facility Refunding Revenue Bonds,
                                                  (Catholic Healthcare West), 1994 Series B, 5.00%,
                                                  7/1/21                                                        3,175,000
  Aaa              AAA               1,125      California Housing Finance Agency, Housing Revenue
                                                  Bonds,  (MBIA), (AMT), 7.00%, 8/1/23                          1,143,281
  Aaa              AAA               3,300      California Statewide Communities Development Authority,
                                                  Motion Picture and Television Fund, Step-Up Recovery
                                                  Floaters, (ABMAC), 5.68%, 1/1/24                              3,159,750
  Aaa              AAA               1,680      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/11                                                   569,100
  Aaa              AAA               1,800      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/12                                                   571,500
  Aaa              AAA               4,000      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/18                                                   845,000
  Aaa              AAA               8,785      Culver City Redevelopment Financing Authority 1993 Tax
                                                  Allocation Refunding Revenue Bonds 4.60%, 11/1/20             6,544,825
  Aaa              AAA               5,000      East Bay Municipal Utility District (Alameda and Contra
                                                  Costa Counties, California), Water System
                                                  Subordinated Revenue Refunding Bonds, Series 1993B-2
                                                  "Yield Curve Notes,"
                                                  Variable, 6/1/08 <F3>                                         4,175,000
  Aaa              AAA               5,350      Fairfield Water Utility Improvement Project Refunding
                                                  Bonds, Series 1986 Certificates of Participation,
                                                  (FGIC), 0.00%, 4/1/04                                         3,082,938
  Aaa              AAA               8,000      Northern California Power Agency, Multiple Capital
                                                  Facilities Revenue Bonds, 1992 Series A, (RIBS),
                                                  (MBIA), Variable, 9/2/25 <F3>                                 8,090,000
  Aaa              AAA               6,500      Redevelopment Agency of the City of Oakland, CA,
                                                  Central District Redevelopment Project, Subordinated
                                                  Tax Allocation Bonds,  Series 1992A, (MBIA), 5.00%,
                                                  9/1/21                                                        5,191,875
  Aaa              AAA               2,000      Oro Loma Sanitary District (Alameda County,
                                                  California), Sewer Revenue Bonds of 1991, Series A,
                                                  (AMBAC), 8.55%, 10/1/06                                       2,385,000
  Aaa              AAA              10,000      Port of Oakland California, Revenue Bonds, Series A,
                                                  (AMT), (BIGI), 0.00%, 11/1/19                                 1,650,000
  Aaa              AAA               4,390      Poway Redevelopment Agency, CA Paguay Redevelopment
                                                  Project, Subordinated Tax Allocation Refunding Bonds,
                                                  Indexed Inverse Floating Bonds, Series 1993, (FGIC),
                                                  Variable, 12/15/06 <F3>                                       3,824,788
  Aaa              AAA               3,000      San Diego County, CA Water Authority, Water Revenue
                                                  Certificates of Participation, Residual Interest Tax-
                                                  Exempt Securities, (FGIC), Variable, 4/22/09 <F3>             2,737,500
  Aaa              AAA              10,000      Airports Commission City and County of San Francisco,
                                                  California, San Francisco International Airport,
                                                  Second Series Refunding  Revenue Bonds, Issue 2,
                                                  (MBIA), 6.75%, 5/1/13                                        10,312,500
  Aaa              AAA               4,000      San Mateo County Transit District, (San Mateo County,
                                                  California), Limited Tax Bonds, 1993 Series A,
                                                  (MBIA), 8.00%, 6/1/20                                         4,770,000
  Aaa              NR                5,650      San Mateo County Transit District, (San Mateo County,
                                                  California), Limited Tax Bonds, 1993 Series A,
                                                  (MBIA), 0.00%, 6/1/20                                         1,052,313
  Aaa              AAA               4,000      Redevelopment Agency of The City of Santa Clara,
                                                  Bayshore North Project, 1992 Tax Allocation Refunding
                                                  Bonds, (AMBAC), 7.00%,  7/1/10                                4,365,000
  Aaa              AAA              13,985      Certificates of Participation, (1990 Capital Project),
                                                  Visalia Unified School District, (MBIA), 0.00%, 12/1/17       2,866,925
  Aaa              AAA               2,000      Southern California Public Power Authority Power
                                                  Project Revenue Refunding Bonds, "Inverse Floaters,"
                                                  (FGIC), Variable, 7/1/12 <F3>                                 1,597,500
  Aaa              AAA               5,000      Los Angeles County, CA Capital Asset Leasing
                                                  Corporation Lease Revenue Bonds (1992 Master
                                                  Refunding Project), County of Los Angeles, "Yield
                                                  Enhancement Securities," (AMBAC), Variable, 12/1/08           4,956,250
  Aaa              AAA               2,670      Regents of the University of California, Refunding
                                                  Revenue Bonds, (Multiple Purpose Projects), 1993
                                                  Series B, (MBIA), 4.75%, 9/1/21                               2,022,524
  Aaa              AAA               8,000      Vallejo Sanitation and Flood Control District, (Solano
                                                  County, California), Certificates of Participation
                                                  (Financing Projects), Series 1993, (FGIC), 5.00%, 7/
                                                  1/19                                                          6,560,000
                                                                                                             ------------
                                                                                                             $ 90,299,119
                                                                                                             ------------
                                                LEASE REVENUE/CERTIFICATES OF PARTICIPATION - 27.0%
  A1               A-              $13,110      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.00%, 6/1/23                        $ 10,143,863
  A1               A-               14,275      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.50%, 6/1/14                          12,419,250
  A1               A-                3,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.50%, 6/1/10                           2,681,250
  A1               A-                3,500      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series D (California State Prison-Susanville),
                                                  5.375%, 6/1/18                                                2,926,875
  A1               A-                7,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series B, (Various University of
                                                  California Projects), 5.25%, 6/1/20                           5,731,250
  A1               A-               14,325      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series B, (Various University of
                                                  California Projects), 5.50%, 6/1/19                          12,194,156
  A1               A-                7,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series E (California State Prison-Madera County
                                                  (II)), 5.50%, 6/1/19                                          5,941,250
  A1               A-                2,690      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series E (California State Prison-Madera County
                                                  (II)), 5.50%, 6/1/15                                          2,313,400
  Aaa              AAA              16,850      California Statewide Communities Development Authority,
                                                  Certificates of Participation, The Trustees of the J.
                                                  Paul Getty Trust, 5.00%, 10/1/23                             13,501,063
  Aaa              AAA               3,460      California Statewide Communities Development Authority,
                                                  Certificates of Participation, The Trustees of the J.
                                                  Paul Getty Trust, 5.00%, 10/1/12                              2,919,375
  Baa1             NR                2,000      Certificates of Participation, City of Duarte,
                                                  California, City of Hope National Medical Center,
                                                  6.25%, 4/1/23                                                 1,840,000
  A                BBB+              2,750      Certificates of Participation (1991 Civic Center
                                                  Improvement Project), City of Inglewood, California,
                                                  7.00%, 8/1/19                                                 2,760,313
  A                A                 9,060      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 5.50%, 9/1/21            7,599,075
  A                A                 4,585      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 9/1/12            1,358,306
  A                A                 4,865      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/14            1,289,225
  A                A                 4,590      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/15            1,136,025
  A                A                 3,100      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/20              527,000
  A                A                 1,000      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/16              228,750
  A                A                 1,925      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/17              406,656
  A                A                 5,000      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 9/1/17            1,018,750
  A                A                 5,370      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/18            1,060,575
  NR               NR                7,000      Los Angeles County Capital Asset Leasing Corporation
                                                  Certificates of Participation, County of Los Angeles
                                                  (Marina del Rey), CA Series A, 6.50%, 7/1/08                  6,728,750
  NR               NR                1,500      Los Angeles County Capital Asset Leasing Corporation
                                                  Certificates of Participation, County of Los Angeles
                                                  (Marina del Rey), CA Series A, 6.25%, 7/1/03                  1,481,250
  A1               A                 7,915      Certificates of Participation (Multiple Capital
                                                  Facilities Project I), County Los Angeles, CA, 7.00%,
                                                  6/1/09                                                        8,182,131
  Aa               AA                2,700      Orange County, CA Water District, Revenue Certificates
                                                  of Participation, Series 1993A, 5.00%, 8/15/18                2,224,125
  NR               A1                2,360      Richmond, CA Joint Powers Financing Authority Revenue
                                                  Bonds, 1990 Series B, 7.00%, 5/15/07                          2,430,800
  Aa               A+                3,000      Sacramento, CA City Financing Authority, Lease Revenue
                                                  Refunding Bonds, Series 1993 B, 5.40%, 11/1/20                2,535,000
  Baa1             A-                2,375      City of San Luis Obispo, CA Capital Improvement Board
                                                  Lease Revenue Bonds, (Capital Improvement Projects),
                                                  8.25%, 6/1/06                                                 2,502,656
  NR               BBB               1,000      Association of Bay Area Governments Revenue Bonds,
                                                  Watsonville  Mammoth Lakes, California, Certificates
                                                  of Participation, Series B 7.875%, 6/1/11                     1,051,250
                                                                                                             ------------
                                                                                                             $117,132,369
                                                                                                             ------------
                                                MISCELLANEOUS - 3.7%
  A                NR              $ 5,445      Association of Bay Area Governments Revenue Bonds, CA
                                                  Municipal Financing Pool, 8.05%, 9/1/10<F4>                $  5,866,988
  NR               NR                6,500      VRDC-IVRC Trust, Series 1993 F, Variable, 6/29/00 <F4>          6,061,250
  NR               NR                5,000      VRDC-IVRC Trust, Series 1994 C, Variable, 5/13/03 <F3>          4,050,000
                                                                                                             ------------
                                                                                                             $ 15,978,238
                                                                                                             ------------
                                                SPECIAL TAX REVENUE - 6.5%
  NR               NR              $ 2,190      City of Fairfield Limited Obligation Refunding
                                                  Improvement Bonds, Green Valley Road-Mangels
                                                  Boulevard Extension Assessment District, (North
                                                  Cordelia Improvement District) (Reassessment and
                                                  Refunding of 1993) (Solano County, California),
                                                  7.375%, 9/2/18                                             $  2,266,650
  NR               NR                1,015      City of Fairfield, CA, Green Valley Road -- Mangels
                                                  Boulevard, Extension Assessment District, (North
                                                  Cordelia Improvement District),  (Series 1990),
                                                  8.00%, 9/2/11                                                 1,031,494
  NR               NR                3,000      Lincoln, CA,  Unified School District, Community
                                                  Facilities District Number 1, Special Tax, Series
                                                  1992A, 7.625%, 9/1/21                                         3,135,000
  Baa              NR               15,630      Pleasanton, CA,  Joint Powers Financing Authority
                                                  Reassessment Revenue Bonds, 1993 Series
                                                  A 6.15%, 9/2/12                                              14,535,900
  NR               NR                2,750      Series A of 1992 Special Tax Bonds of Community
                                                  Facilities District No. 87-5B (Rancho Santa
                                                  Margarita) of the County of Orange, CA,
                                                  7.50%, 8/15/17                                                3,152,187
  NR               NR                3,000      Community Facilities District Number 88-12 of the
                                                  County of Riverside, Series 1992 Special Tax Bonds,
                                                  7.55%, 9/1/17                                                 3,007,500
  NR               NR                1,065      California Community Facilities, District 88-4 of the
                                                  County of Riverside, CA, Winchester Ranch,
                                                   8.20%, 9/1/14                                                1,054,350
                                                                                                             ------------
                                                                                                             $ 28,183,081
                                                                                                             ------------
                                                TAX ALLOCATION - 9.9%
  NR               BBB+            $ 2,500      Community Redevelopment Agency of the City of Buena
                                                  Park, Central Business District Redevelopment
                                                  Project,Tax Allocation Refunding Bonds, Series 1992A
                                                  (County of Orange, California), 7.10%, 9/1/14              $  2,500,000
  NR               NR                2,970      City of Commerce, CA Joint Powers Financing Authority,
                                                  1991 Revenue Bonds, Series A, (Multiple Projects
                                                  Loan), 8.00%, 3/1/22                                          3,096,225
  NR               BBB               5,000      County of Contra Costa, CA Public Financing Authority,
                                                  1992 Tax Allocation Revenue Bonds, Series A,
                                                  (Pleasant Hill, North Richmond, West Pittsburgh and
                                                  Oakley Redevelopment Project Areas), 7.10%, 8/1/22            5,006,250
  NR               BBB               3,910      Fontana Public Financing Authority (San Bernardino
                                                  County, California), 1991 Tax Allocation Revenue,
                                                  (Downtown Redevelopment Project), 7.00%, 9/1/21               3,841,575
  NR               BBB               7,220      Fontana Redevelopment Agency, Jurupa Hills
                                                  Redevelopment Project Area, Refunding Tax Allocation
                                                  Bonds, 1992 Series A, 7.00%, 10/1/14                          7,120,725
  NR               BBB               3,500      Inglewood Redevelopment Agency, (City of Inglewood, Los
                                                  Angeles County, California), Century Redevelopment
                                                  Project, 1993 Tax Allocation Bonds, Series A, 6.125%,
                                                  7/1/23                                                        3,040,625
  NR               BBB+              2,500      Redevelopment Agency of the City of Pittsburg,
                                                  California, Avenue  Community Facilities District No.
                                                  1990-1, Subordinated Tax Allocation  Revenue Bonds,
                                                  7.40%, 8/15/20                                                2,550,000
  NR               BBB                 600      City of Rancho Mirage, CA Joint Powers Financing
                                                  Authority, Civic Center Revenue Bonds, Series 1991A,
                                                  7.50%, 4/1/17                                                   636,000
  NR               BBB+              3,000      Rialto Redevelopment Agency, Rialto, California
                                                  Subareas A and B, Industrial Redevelopment Tax
                                                  Allocation Bonds, Series 1993A, 6.00%, 9/1/23                 2,643,750
  NR               BBB               2,500      Redevelopment Agency of the County of Riverside, CA,
                                                  Redevelopment Project No. 4, Tax Allocation Bonds,
                                                  1991 Series A, 7.50%, 10/1/26                                 2,568,750
  NR               BBB               5,605      San Carlos Redevelopment Agency, San Carlos, CA
                                                  Redevelopment Project, 1991 Tax Allocation Bonds,
                                                  Series A, 7.10%, 9/1/17                                       5,583,981
  NR               NR                1,400      Community Development Agency of The City of Simi
                                                  Valley, CA 1988  Commercial Mortgage Revenue
                                                  Refunding Bonds, (Sycamore Plaza II), 8.20%, 9/1/12           1,421,000
  Baa1             BBB+              3,000      Westminster Redevelopment Agency, Westminster, CA
                                                  Commercial Redevelopment, Project No. 1, 1991 Tax
                                                  Allocation Bonds, Series A, 7.30%, 8/1/21                     3,052,500
                                                                                                             ------------
                                                                                                             $ 43,061,381
                                                                                                             ------------
                                                TRANSPORTATION - 3.0%
  NR               BBB             $ 1,750      Guam Airport Authority, General Revenue Bonds 1993
                                                  Series B, 6.60%, 10/1/10                                   $  1,730,313
  Aa               AA-               6,000      City of Long Beach, CA Harbor Revenue Bonds, Series
                                                  1989 A, 7.25%, 5/15/19                                        6,412,500
  A1               A-                1,400      County of Orange, California Airport Revenue Bonds,
                                                  Series 1987, 8.125%, 7/1/16                                   1,513,750
  Baa1             BBB+              1,500      Stockton Port District, San Joaquin County, California,
                                                  Port Facilities Improvement Revenue Bonds, Series A
                                                  1989, 7.95%, 1/1/05                                           1,591,875
  Baa1             BBB+              1,500      Stockton Port District, San Joaquin County, California,
                                                  Port Facilities Improvement Revenue Bonds, Series A
                                                  1989, 8.10%, 1/1/14                                           1,623,750
                                                                                                             ------------
                                                                                                             $ 12,872,188
                                                                                                             ------------
                                                UTILITIES - 0.4%
  Aa               AA-             $ 7,070      Southern California Public Power Authority,
                                                  Transmission Project Revenue, Subordinate Refunding
                                                  Bonds, 0.00%, 7/1/15                                       $  1,740,988
                                                                                                             ------------
                                                WATER AND SEWER - 2.3%
  Baa              BBB+            $ 6,575      Improvement District M of the Mojave Water Agency, CA
                                                  General Obligation Bonds (Morongo Basin Pipeline
                                                  Project) Election of 1990, Series 1992 6.60%, 9/1/22       $  6,369,530
  NR               BBB               3,190      Certificates of Participation (Rehabilitation Project),
                                                  Series 1992, Orange Cove, CA Irrigation District,
                                                  6.625%, 2/1/17                                                3,106,262
  Aa               AA                2,100      Public Utilities Commission of the City and County of
                                                  San Francisco, CA San Francisco, Water Revenue Bonds,
                                                  1991 Series A, 0.00%, 11/1/19                                   420,000
                                                                                                             ------------
                                                                                                             $  9,895,792
                                                                                                             ------------
                                                    TOTAL INVESTMENTS (identified cost, $443,555,727)        $433,732,988
                                                                                                             ============

<F1>Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
<F2>Non-income producing security.
<F3>The above designated securities have been issued as inverse floater bonds.
<F4>At September 30, 1994, the market value of securities segregated to cover margin requirements on open financial futures contracts amounted to $5,866,988.


The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1994, 20.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.8% to 7.9% of total investments.

                       See notes to financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1994
--------------------------------------------------------------------------------
  ASSETS:
    Investments, at value (Note 1A)
      (identified cost, $443,555,727)                             $433,732,988
    Cash                                                                   968
    Receivable for investments sold                                 15,227,312
    Interest receivable                                              7,850,593
    Deferred organization expenses (Note 1D)                            20,188
                                                                  ------------
        Total assets                                              $456,832,049
  LIABILITIES:
    Demand note payable (Note 5)                    $2,051,000
    Payable for investments purchased                9,610,518
    Payable for daily variation margin on open
    financial futures contracts (Note 1E)               26,750
    Payable to affiliates --
      Custodian fee                                      5,394
      Trustees' fees                                     4,664
    Accrued expenses                                     2,322
                                                    ----------
        Total liabilities                                           11,700,648
                                                                  ------------
  NET ASSETS applicable to investors' interest
    in Portfolio                                                  $445,131,401
                                                                  ============

  SOURCES OF NET ASSETS:
    Net proceeds from capital contributions and
      withdrawals                                                 $454,477,330
    Unrealized depreciation of investments and
    financial futures contracts (computed on
    the basis of identified cost)                                   (9,345,929)
                                                                  ------------
        Total                                                     $445,131,401
                                                                  ============

                       See notes to financial statements

                           STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                        Year Ended
                                             ----------------------------------
                                                September 30,        March 31,
                                                   1994**              1994*
                                                -------------       -----------
  INVESTMENT INCOME:
    Interest income                            $  15,258,588       $ 27,592,136
                                               -------------       ------------
    Expenses --
      Investment adviser fee (Note 2)          $   1,141,013       $  2,149,273
      Compensation of Trustees not members of
        the Investment Adviser's organization          9,257             20,517
      Custodian fee (Note 2)                          66,016            123,534
      Legal and accounting services                   37,203              4,765
      Bond pricing                                    10,841              --
      Amortization of organization expense
       (Note 1D)                                       2,820              5,132
      Printing and postage                             2,327              --
      Miscellaneous                                   45,742            105,817
                                               -------------       ------------
        Total expenses                         $   1,315,219       $  2,409,038
                                               -------------       ------------
            Net investment income              $  13,943,369       $ 25,183,098
                                               -------------       ------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
    Net realized gain (loss) --
      Investment transactions
       (identified cost basis)                 $ (10,433,249)      $ 11,001,552
      Financial futures contracts                   (191,417)           (25,031)
                                               -------------       ------------
          Net realized gain (loss)
           on investments                      $ (10,624,666)      $ 10,976,521
                                               -------------       ------------
    Change in unrealized appreciation
     (depreciation) --
      Investments                              $    (641,524)      $(34,472,972)
      Financial futures contracts                   (300,547)           340,645
                                               -------------       ------------
          Change in net unrealized
           depreciation                        $    (942,071)      $(34,132,327)
                                               -------------       ------------
            Net realized and unrealized
              loss on investments              $ (11,566,737)      $(23,155,806)
                                               -------------       ------------
              Net increase in net assets
               from operations                 $   2,376,632       $  2,027,292
                                               =============       ============

 *For the period from the start of business, May 3, 1993 to March 31, 1994. **For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        Year Ended
                                             -----------------------------------
                                               September 30,        March 31,
                                                   1994**            1994*
                                               -------------        ----------
  INCREASE (DECREASE) IN NET ASSETS:
    From operations --
      Net investment income                   $ 13,943,369       $ 25,183,098
      Net realized gain (loss) on
       investment transactions                 (10,624,666)        10,976,521
      Change in unrealized depreciation
       of investments                             (942,071)       (34,132,327)
                                              ------------       ------------
        Net increase in net assets
         from operations                      $  2,376,632       $  2,027,292
                                              ------------       ------------
    Capital transactions --
      Contributions                           $ 24,605,354       $553,867,973
      Withdrawals                              (49,109,598)       (88,736,272)
                                              ------------       ------------
        Increase (decrease) in net assets
         resulting from capital transactions  $(24,504,244)      $465,131,701
                                              ------------       ------------
          Total increase (decrease)
           in net assets                      $(22,127,612)      $467,158,993
  NET ASSETS:
    At beginning of period                     467,259,013            100,020
                                              ------------       ------------
    At end of period                          $445,131,401       $467,259,013
                                              ============       ============
   * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).


-------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
-------------------------------------------------------------------------------
                                                       Year Ended
                                           -----------------------------------
                                             September 30,        March 31,
                                                 1994**              1994*
                                             -------------        ---------
  RATIOS (As a percentage of average
   daily net assets):
    Expenses                                     0.57%+             0.55%+
    Net investment income                        6.09%+             5.72%+
  PORTFOLIO TURNOVER                               40%                91%

 + Computed on an annualized basis.
 * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
California Tax Free Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on May 3, 1993, with the acquisition of investments with a value of $443,306,944, including unrealized appreciation of $25,728,469, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six month period ended September 30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994, the annualized fee was equivalent to 0.50% and 0.49%, respectively, of the Portfolio's average daily net assets for such periods and amounted to $1,141,013 and $2,149,273, respectively. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $152,125,477 and $167,496,202, respectively, for the six month period ended September 30, 1994 and $473,482,645 and $434,621,382, respectively, for the year ended March 31, 1994.

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of investments owned at September 30, 1994, as computed on a federal income tax basis, were as follows:

     Aggregate cost                            $443,555,727
                                               ============
     Gross unrealized depreciation             $ 19,459,073
     Gross unrealized appreciation                9,636,334
                                               ------------
     Net unrealized depreciation               $  9,822,739
                                               ============

--------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. As of September 30, 1994 the Portfolio had an outstanding loan balance of $2,051,000.

--------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 1994 is as follows:

FUTURES CONTRACTS                                          NET UNREALIZED
 EXPIRATION DATE          CONTRACTS        POSITION         APPRECIATION
-----------------         ---------        --------        ---------------
     12/94       107 U.S. Treasury Bonds     Short             $476,810
                                                               ========
At September 30, 1994 the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR
The Portfolio changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

                         INDEPENDENT AUDITORS' REPORT
  ------------------------------------------------------------------------------
  To the Trustees and Investors of
  California Tax Free Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of California Tax Free Portfolio as of September 30, 1994, and the related statements of operations, the statements of changes in net assets and the supplementary data for the six months ended September 30, 1994 and for the period from the start of business, May 3, 1993, to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio at September 30, 1994, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                          DELOITTE & TOUCHE LLP


  Boston, Massachusetts
  November 4, 1994

                                    APPENDIX
                       DESCRIPTION OF SECURITIES RATINGS+
                        MOODY'S INVESTORS SERVICE, INC.
MUNICIPAL BONDS
AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.
---------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS
RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutons) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.
    -- High rates of return on funds employed.
    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP
INVESTMENT GRADE
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER
Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                             INVESTMENT ADVISER OF
                         CALIFORNIA TAX FREE PORTFOLIO
                         Boston Management and Research
                               24 Federal Street
                                Boston, MA 02110

                                ADMINISTRATOR OF
                                   EV CLASSIC
                           CALIFORNIA MUNICIPALS FUND
                             Eaton Vance Management
                               24 Federal Street
                                Boston, MA 02110

                             PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                               24 Federal Street
                                Boston, MA 02110
                                 (800) 225-6265

                                   CUSTODIAN
                         Investors Bank & Trust Company
                               24 Federal Street
                                Boston, MA 02110

                                 TRANSFER AGENT
                      The Shareholder Services Group, Inc.
                                    BOS 725
                                 P.O. Box 1559
                                Boston, MA 02104
                                 (800) 262-1122

                                    AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                                Boston, MA 02110

                                   EV CLASSIC
                           CALIFORNIA MUNICIPALS FUND
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                    C-CASAI

                                     [LOGO]
                                   EV CLASSIC
                             CALIFORNIA MUNICIPALS
                                      FUND


                                  STATEMENT OF
                                   ADDITIONAL
                                  INFORMATION

                                FEBRUARY 1, 1995

                          EATON VANCE MUNICIPAL TRUST

                     EV MARATHON CALIFORNIA MUNICIPALS FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1995

1. Effective September 29, 1995, EV Marathon California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

2. The following supplements "Investment Adviser and Administrator" in the Statement of Additional Information:

         Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion.

         Robert B. MacIntosh, the Portfolio's portfolio manager, is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: California, Hawaii, Massachusetts, Minnesota and New Jersey. He also serves as economic spokesman for the Eaton Vance organization.

3. The following supplements the yield and distribution rate under "Investment Performance" in the Statement of Additional Information:

         For the thirty-day period ended March 31, 1995, the yield of the Fund was 4.83%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.83% would be 7.40%, assuming a combined Federal and California tax rate of 34.70%. The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 15, 1995) was 5.19%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.31%.

4. The following replaces the tables under "Performance Information" in the Statement of Additional Information:

         The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from December 19, 1985 through March 31, 1995.

                          VALUE OF A $1,000 INVESTMENT

                                     Value of Invest-     Value of Invest-
                                     ment before de-      ment after deduct-  Total Return before de-       Total Return after de-
                                     ducting the con-     ing the contin-     ducting the contingent        ducting the contingent
                                     tingent deferred     gent deferred       deferred sales charge         deferred sales charge
Investment  Investment   Amount of   sales charge         sales charge        ----------------------        ----------------------
  Period       Date     Investment   on 3/31/95           on 3/31/95          Cumulative   Annualized       Cumulative   Annualized
----------  ----------  ----------   ----------------     ------------------  ----------   ----------       ----------   ----------

10 Years
Ended
3/31/95     12/19/85    $1,000.00    $1,767.37            $1,767.37           76.74%       6.33%            76.74%       6.33%

5 Years
Ended
3/31/95      3/31/90    $1,000.00    $1,335.93            $1,316.91           33.59%       5.96%            31.69%       5.66%

1 Year
Ended
3/31/95      3/31/94    $1,000.00    $1,049.27            $1,000.37            4.93%       4.93%             0.04%       0.04%

          Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


5. The following supplements "Investment Performance" in the Statement of Additional Information:

         From time to time the Fund may provide investors with information on municipal bond investing, which may include comparative performance information, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

6. Registrant incorporates by reference the unaudited financial information for the Fund contained in the Fund's shareholder report for the six months ended March 31, 1995 as previously filed electronically with the Securities and Exchange Commission (Accession No. 0000950156-95-000349).

          THE DATE OF THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE STATEMENT OF ADDITIONAL INFORMATION TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.




October 1, 1995                                                       M-CASAIS

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          February 1, 1995

                    EV MARATHON CALIFORNIA MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
--------------------------------------------------------------------------------
TABLE OF CONTENTS                                                           PAGE
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   14
Trustees and Officers .....................................................   16
Control Persons and Principal Holders of Securities .......................   18
Investment Adviser and Administrator ......................................   18
Custodian .................................................................   21
Service for Withdrawal ....................................................   21
Determination of Net Asset Value ..........................................   21
Investment Performance ....................................................   22
Taxes .....................................................................   25
Principal Underwriter .....................................................   28
Distribution Plan .........................................................   28
Portfolio Security Transactions ...........................................   29
Other Information .........................................................   31
Independent Certified Public Accountants ..................................   32
Tax Equivalent Yield Table ................................................   33
Financial Statements ......................................................   34
Appendix ..................................................................   59
------------------------------------------------------------------------------
    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV MARATHON CALIFORNIA MUNICIPALS FUND (THE "FUND") DATED FEBRUARY 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
    The investment objective of EV Marathon California Municipals Fund (the "Fund"), which is a series of Eaton Vance Investment Trust (the "Trust"), is to provide current income exempt from both the regular Federal income tax and the California personal income tax. The Fund seeks to meet its investment objective by investing its assets in the California Tax Free Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as the Fund.

CALIFORNIA OBLIGATIONS
    California obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of California obligations the interest on which is also exempt from all types of Federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. A fourth category of obligations subject to the alternative minimum tax is described in the Prospectus. In assessing the Federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a California obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. As of the date of this Statement of Additional Information, an obligation held by the Portfolio was in default. (See Portfolio of Investments in the Financial Statements included herein).

    The yields on California obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, California obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

  Constitutional Limitations on Taxes and Appropriations
Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Appropriations subject to limitation were under the State limit by $1.2 billion for fiscal year 1987-88, $259 million for fiscal year 1988-89 and $1.6 billion for fiscal year 1989-90. State appropriations are expected to be $4.2 billion under the limit for fiscal year 1992-93.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California
    As of July 1, 1994, the State had approximately $18.4 billion of general obligation bonds outstanding, and $5.2 billion remained authorized but unissued. In addition, at June 30, 1994, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $12.6 billion in fiscal year 1990-91 to about $15.9 billion in 1991-92 to approximately $17.6 billion in 1992-93 to about $18.4 billion in 1993-94. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.

  Recent Financial Results
    Since the start of the 1990-91 Fiscal Year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994.However, unemployment is expected to remain well above the national average through 1994. The Department of Finance foresees slow recovery from the recession in California beginning in 1994. Both the California and national economic recoveries are much weaker than in previous business cycles, and could be harmed by several factors, including rising interest rates.

    The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.0 billion of budget expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

    1993-94 Budget. The 1993-94 budget represented the third consecutive year of extremely difficult budget choices for the State, in view of the continuing recession. The budget act, signed on June 30, 1993, provided for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues were projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the budget act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus relieving State support obligations; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general State tax increases, but a 0.5% temporary State sales tax scheduled to expire on June 30 was extended for six months, and dedicated to support local government public safety costs.

    Revenues for 1993-94 were $800 million lower than original projections and expenditures were $780 million higher as a result of higher health and welfare caseloads, lower property taxes and lower than anticipated federal government payments for immigration-related costs.

    1994-95 Budget. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projects the effective receipt of about $770 million from the Federal Government, $360 million of which is to reimburse the State's costs for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The December 1994 Finance Bulletin indicated that General Fund revenues for the first five months of the 1994-95 fiscal year are $356 million, less than 1% higher than projected.

    The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. Although, the 1994-95 Budget Act contains no tax increases, under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

  Proposed 1995-96 Budget. On January 10, 1995, the Governor presented his proposed fiscal year 1995-96 Budget. This budget projects total General Fund revenues and transfers of $42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated budget deficits from earlier years. However, this proposal leaves no cushion, as the projected budget reserve at June 30, 1996 would be only about $92 million. While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the "realignment" of functions with counties which would save the State about $240 million. The Governor also expects about $800 million in new federal aid for the State's costs of incarcerating and educating illegal immigrants. The Budget proposal also does not account for possible additional costs if the State loses its appeal on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve. Part of the Governor's proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income).

  Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  Economy
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $640 billion in 1992, accounts for about 13% of all personal income in the nation.

    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

  Other Considerations
    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interst rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs of capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurance that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the state. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.

    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. This decline was broad based among all manufacturing industries. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The August, 1994 unemployment rate was 14.5%, down from 18.2% in August, 1993.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the Federal government. Most Federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Internal Revenue Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. The measure was defeated, with 48.5% voting to remain a Commonwealth, 46% voting for statehood and 4% voting for independence. Retaining Commonwealth status will leave intact the current relationship with the Federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. Population, after reaching a peak of 110,800 in 1985, declined to 101,809 in 1990. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of April, 1993, unemployment stood at 2.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the Federal excise tax on rum exports. Tax revenues rebated by the Federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced budget deficits in fiscal years 1989 and 1990: in 1989 due to wage settlements with the unionized government employees, and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding.

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population, 133,000 in 1990, up 26% from the 1980 census level. The U.S. military is a key component of Guam's economy. The Federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. Unemployment was 3.2% in 1991. The financial position of Guam has weakened as the General Fund incurred a negative position for 1992. Lower than expected revenue collection due to the economic downturn caused the poor performance. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.

Other Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in California obligations of the same type. There could be economic, business or political developments which might affect all California obligations of a similar type. In particular, investments in certain of the bonds listed above might involve without limitation the following risks.

    California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

    Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. In October, 1992, the California Superior Court of Contra Costa County, in which Richmond is situated, dismissed a motion filed by the Trustee to force Richmond to start budgeting payments on the defaulted certificates of participation. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. On December 11, 1992 the judge in the case ruled that default of the certificates of participation were constitutional. After the State Legislature enacted certain "bail out" legislation effectively guaranteeing lease rental payments, refunding certificates were issued and the litigation was settled.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible Federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Pollution control and other industrial development bonds are issued by state or local agencies to finance various projects, including those of domestic steel producers, and may be backed solely by agreements with such companies. Domestic steel companies are expected to suffer the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as those imposed by anti-pollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings and this period of rationalization may not end until further legislative protection is provided through tariff price supports or mandatory import quotas, such as those recently enacted for certain specialty steel products.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured California obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of California obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    The Portfolio will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

WHEN-ISSUED SECURITIES
    New issues of California and other types of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when- issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, the banks may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in Interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the price action of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates or for non-hedging purposes, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange.

Futures Contracts on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities, the Portfolio will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on debt securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on debt securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees of the Portfolio.

    Positions taken in the futures markets for debt securities are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions on debt securities taken by the Portfolio will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on debt securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Futures Contracts on Securities Indices. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the future positions is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of debt securities held by the Portfolio or debt securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by the Portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the securities held by the Portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

    On other occasions, the Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market to be less favorable than the prices that are currently available.

OPTIONS ON FUTURES CONTRACTS
    The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Portfolio may use options on futures contracts for bona fide hedging purposes as defined below, or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Portfolio purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Portfolio for the option. If market conditions do not favor the exercise of the option, the Portfolio's loss is limited to the amount of such premium and transaction costs paid by the Portfolio for the option.

    If the Portfolio writes a call (put) option on a futures contract, the Portfolio receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Portfolio gains the amount of the premium, which may partially offset unfavorable changes in the value of securities held or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of futures positions, the Portfolio's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    The Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, the Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolio to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.

PORTFOLIO TURNOVER
    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

                           INVESTMENT RESTRICTIONS
    The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund will not:

     (1) Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

     (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (5) Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (6) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

     (7) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

     (8) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

     (9) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge;

    (10) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (12) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

    (13) Buy investment securities from or sell them to any of its officers or Trustees, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

    (14) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to investing in California obligations), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without the approval by the Fund or its other investors. Neither the Fund nor the Portfolio may invest more than 15% of its net assets (taken at current value) in the aggregate in restricted securities, securities for which there is no readily available market, repurchase agreements which have a maturity longer than seven days, and other illiquid securities; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund or the Portfolio may purchase call options on securities. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intend to invest in reverse repurchase agreements during the current fiscal year.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR") which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO
DONALD R. DWIGHT (63), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (53), Trustee and Vice President*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (59), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
02134

NORTON H. REAMER (59), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), Trustee
Director, Fiduciary Trust Company. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (64), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO
THOMAS J. FETTER (51), President*
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (38), Vice President*
Vice President of Eaton Vance and EV, and of BMR since August 11, 1992, and employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (49), Treasurer*
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), Secretary*
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (59), Assistant Secretary*
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the administrator, the Portfolio's contractual relationship with the investment adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

Trustees
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. During the fiscal year ended September 30, 1994, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the other funds in the Eaton Vance fund complex:

                            Aggregate         Aggregate           Retirement         Total Compensation
                           Compensation    Compensation         Benefit Accrued        from Trust and
Name                        from Fund     from Portfolio       from Fund Complex       Fund Complex<F1>
Donald R. Dwight ......       $685             $3,769               -- 0 --               $132,500
Samuel L. Hayes, III ..        662              3,738               -- 0 --                140,000
Norton H. Reamer ......        636              3,654               -- 0 --                132,500
John L. Thorndike .....        652              3,781               -- 0 --                137,500
Jack L. Treynor .......        688              3,852               -- 0 --                137,500
---------

<F1> The Eaton Vance fund complex consists of 201 registered investment companies or series thereof.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As at December 30, 1994, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 30, 1994, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 13.1%, of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person beneficially owns 5% or more of the Fund's outstanding shares.

                      INVESTMENT ADVISER AND ADMINISTRATOR
The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

    The Portfolio pays BMR as compensation under the Investment Advisory Agreement a monthly fee equal to the aggregate of (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:
                                                      ANNUAL        DAILY
CATEGORY  DAILY NET ASSETS                          ASSET RATE   INCOME RATE
--------  ----------------                          ----------   -----------
   1      up to $500 million                          0.300%       3.00%
   2      $500 million but less than $1 billion       0.275%       2.75%
   3      $1 billion but less than $1.5 billion       0.250%       2.50%
   4      $1.5 billion but less than $2 billion       0.225%       2.25%
   5      $2 billion but less than $3 billion         0.200%       2.00%
   6      $3 billion and over                         0.175%       1.75%

    As at September 30, 1994, the Portfolio had net assets of $445,131,401. For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from April 1, 1993 to May 3, 1993, the Fund paid Eaton Vance advisory fees of $193,804 (equivalent to 0.49% (annualized) of the Fund's average daily net assets for such period). For the fiscal year ended March 31, 1993, and the six months ended March 31, 1992 the Fund paid Eaton Vance advisory fees of $2,012,374 and $926,017, respectively (equivalent to 0.51% (annualized) and 0.515% (annualized) of the Fund's average daily net assets for such periods, respectively).

    The Investment Advisory Agreement with BMR remains in effect until February 28, 1995. It may be continued indefinitely thereafter so long as such continuance after February 28, 1995 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as administrator of the Fund, but receives no compensation for providing administrative services to the Fund. As Administrator, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and of John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of December 31, 1994, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh and O'Connor and Ms. Sanders, who are officers or Trustees of the Trust and the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement and Eaton Vance's wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through Authorized Firms.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, Custodian of the Fund and the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule. For the six months ended September 30, 1994 and the fiscal year ended March 31, 1994, the Fund paid IBT $7,496 and $21,875, respectively. For the fiscal year ended September 30, 1994, the Portfolio paid IBT $66,016 and for the period of the start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid IBT $123,534.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Trust's transfer agent (the "Transfer Agent") will send to the shareholder regular monthly or quarterly payments of any designated amount based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may give rise to gain or loss for tax purposes. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Draft Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    The net asset value of shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for California obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most California obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Other assets are valued at fair value using methods determined in good faith by the Trustees. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Washington's Birthday, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE
    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the prospectus. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. For the thirty-day period ended September 30, 1994 the yield of the Fund was 4.94%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.94% (considering both California and Federal taxes) would be 7.57%, assuming a combined Federal and California tax rate of 34.70%.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current prospectus). The Fund's distribution rate (calculated on September 30, 1994 and based on the Fund's monthly distribution paid September 15, 1994) was 5.92%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 6.08%.

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from December 19, 1985 through September 30, 1994 and for the one and five year periods ended September 30, 1994.

                                           VALUE OF A $1,000 INVESTMENT
                                            VALUE OF        VALUE OF
                                            INVESTMENT      INVESTMENT
                                            BEFORE          AFTER
                                            DEDUCTING       DEDUCTING           TOTAL RETURN                TOTAL RETURN
                                            THE             THE             BEFORE DEDUCTING THE        AFTER DEDUCTING THE
                                            CONTINGENT      CONTINGENT       CONTINGENT DEFERRED        CONTINGENT DEFERRED
                                            DEFERRED        DEFERRED             SALES CHARGE              SALES CHARGE<F2>
INVESTMENT      INVESTMENT    AMOUNT OF     SALES CHARGE    CHARGE<F2>    ------------------------    ------------------------
PERIOD          DATE          INVESTMENT    ON 9/30/94      ON 9/30/94    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
----------      ----------    ----------    ------------    ----------    ----------    ----------    ----------    ----------
Life of the
Fund<F1>        12/19/85      $1,000        $1,685.38       $1,685.38     68.54%        6.12%         68.54%        6.12%
5 Years
Ended
9/30/94         9/30/89       $1,000        $1,310.23       $1,291.42     31.02%        5.55%         29.14%        5.25%
1 Year
Ended
9/30/94         9/30/93       $1,000        $  945.59       $  901.52     -5.44%       -5.44%         -9.85%       -9.85%

                                      PERCENTAGE CHANGES 12/19/85 -- 9/30/94
                                         NET ASSET VALUE TO                                  NET ASSET VALUE TO NET
                                  NET ASSET VALUE BEFORE DEDUCTING                      ASSET VALUE AFTER DEDUCTING THE
                               THE CONTINGENT DEFERRED SALES CHARGE<F2>                 CONTINGENT DEFERRED SALES CHARGE
        FISCAL                   WITH ALL DISTRIBUTIONS REINVESTED                     WITH ALL DISTRIBUTIONS REINVESTED
         YEAR                ----------------------------------------------        ----------------------------------------------
         ENDED               ANNUAL          CUMULATIVE      AVERAGE ANNUAL        ANNUAL          CUMULATIVE      AVERAGE ANNUAL
         -----               ------          ----------      --------------        ------          ----------      --------------
        9/30/86                --              10.80%              --                --               5.80%              --
        9/30/87              -2.93%             7.55%             4.17%           -7.46%              2.81%            1.57%
        9/30/88              10.95%            19.33%             6.55%            5.95%             15.41%            5.28%
        9/30/89               7.80%            28.63%             6.88%            2.80%             25.67%            6.23%
        9/30/90               3.63%            33.31%             6.19%           -1.21%             31.39%            5.87%
        9/30/91              11.59%            48.75%             7.11%            6.59%             47.75%            6.98%
        9/30/92               7.06%            59.25%             7.10%            2.06%             59.25%            7.10%
        9/30/93              11.92%            78.23%             7.70%            6.92%             78.23%            7.70%
        9/30/94              -5.44%            68.54%             6.12%           -9.85%             68.54%            6.12%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

---------

<F1> Investment operations began on December 19, 1985.
<F2> No contingent deferred sales charge is imposed on shares purchased more than six years prior to the redemption, shares acquired through the reinvestment of dividends and distributions and any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under
     "The Eaton Vance Exchange Privilege" in the Prospectus.

    The Fund's total return may be compared to the Consumer Price Index and to the domestic securities indices of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g. Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example, after 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    From time to time, information about the portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc.) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    The Portfolio's diversification by quality ratings as of November 30, 1994, was:
       RATING ASSIGNED BY              PERCENT OF
     MOODY'S, S&P OR FITCH           BOND HOLDINGS
     ---------------------           -------------
           Aaa or AAA                     32.2%
            Aa or AA                       9.6
               A                          22.2
           Baa or BBB                     22.5
            Ba or BB                       --
               B                           --
            Below B                        --
           Not rated                      13.5
                                         -----
             Total                       100.0%

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Advertisements and other material furnished to present and prospective shareholders may also compare the taxable equivalent yield of the Fund to after tax yields of certificates of deposits, bank money market deposit accounts and money market mutual funds over various Federal income tax brackets.

    The following table compares the after-tax yield of an investment in the Fund yielding a hypothetical 5.5% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and California personal income tax brackets: 20.10% for single filers with taxable income up to $23,350 and joint filers up to $39,000; 34.70% for single filers with taxable income from $23,351 to $56,550 and joint filers from $39,001 to $94,250; 37.90% for single filers with taxable income from $56,551 to $117,950 and joint filers from $94,251 to $143,600; 43.04% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500; and 46.24% for single and joint filers with taxable income over $256,500. These brackets are calculated using 1995 Federal tax rates, the highest 1994 California state rate applicable at the upper portion of the brackets and assume that California taxes are deducted on the Federal income tax return. The applicable Federal tax rates within each of the combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. An investor in the Fund with taxable income within these brackets may be subject to a lower combined tax rate than the combined rates shown, while an investor who does not itemize on his or her Federal income tax return may be subject to a higher combined tax rate. These brackets also do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation will have higher combined brackets than indicated above. See your tax adviser for additional information.

                                                                                     TAX BRACKET
                                                         20.10%          34.70%          37.90%         43.04%         46.24%
                                                     ---------------------------------------------------------------------------
  Tax free yield ...................................      5.50%           5.50%          5.50%           5.50%          5.50%
  Taxable equivalent ...............................      6.88            8.42           8.86            9.66          10.23
  Certificates of deposit:
    Yield ..........................................      3.25            3.25           3.25            3.25           3.25
    After-tax yield ................................      2.60            2.12           2.02            1.85           1.75

The Tax Free Yield Advantage
(43.04% combined tax bracket)

3.25% Certificate of deposit
3.25% Pretax yield
1.85% After-tax yield

5.50% Tax free investment
7.66% Taxable equivalent yield
5.50% Tax free yield

Example:
Two $100,000 investments ...
                     3.25% CD      5.50 Tax free
Pretax income:      $3,250.00      $5,500.00
Tax:                (1,398.80)     NONE
After-tax income:   $1,851.20      $5,500.00

    The 1995 combined tax bracket takes into account Federal income tax rates for 1995 and the highest California State income tax rates for 1994 applicable to the bracket. Assuming the deductibility of state taxes on the Federal return, the bracket is 43.04% for single filers with taxable income from $117,951 to $256,500 and joint filers from $143,601 to $256,500. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income. Your actual bracket will vary depending on your income, exemptions and deductions. See your tax adviser for additional information. The chart is based on 3-month bank CDs (Source: The Wall Street Journal and Eaton Vance Management). Tax free yields are shown for illustration purposes only and are not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES
FEDERAL INCOME TAXES
    Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1994 (see the Notes to the Financial Statements). Because the Fund invests substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid Federal excise tax, the Code requires that the Fund distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided that the Fund qualifies as a regulated investment company for Federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and Federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular Federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the Federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their Federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under Federal tax legislation enacted in 1986, the Federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities, and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders, For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a regulated investment company.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions.

CALIFORNIA STATE AND LOCAL TAX MATTERS
    In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code and is exempt from Federal income tax, the Fund also will be exempt from the California corporate income and franchise tax.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on obligations the interest on which is exempt under either Federal or California law from taxation by the State of California, provided that at least 50% of the Portfolio's assets at the close of each quarter of its taxable year is invested in such obligations. Distributions from the Fund which are attributable to sources other than those in the preceding sentence will generally be taxable to such individual shareholders as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for California personal income tax purposes. In addition, distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

    Distributions of investment income and long-term and short-term capital gains from the Fund will not be excluded from taxable income in determining California corporate taxes for corporate shareholders. However, distributions of the Fund's net capital gains are treated as long-term capital gains for California corporate tax purposes. In addition, distributions may be includable in income subject to the alternative minimum tax. Shares of the Fund will not be subject to the California property tax.

    California tax law resembles Federal tax law in restricting the deductibility of interest on indebtedness incurred by shareholders to purchase shares and the allowance of losses realized by a shareholder upon the sale or redemption of shares.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms ("Authorized Firms") or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefore by the Fund. For the fiscal year ended September 30, 1994, the Fund paid the Principal Underwriter $3,222.50 for repurchase transactions.

                              DISTRIBUTION PLAN
    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    In calculating daily, the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    It is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the sales commissions and distribution fees and contingent deferred sales charges paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts therefore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. For the six month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the Fund made payments to the Principal Underwriter aggregating $1,700,565 and $3,887,613, respectively, which amounts were used by the Principal Underwriter to defray sales commissions aggregating $2,185,862 and $3,704,597, respectively, paid during such periods by the Principal Underwriter to Authorized Firms on sales of shares of the Fund and to reduce outstanding uncovered distribution charges. As at September 30, 1994 and March 31, 1994, the outstanding uncovered distribution charges of the Principal Underwriter calculated under the Plan amounted to approximately $10,134,000 and $11,357,000, respectively, (which amounts were equivalent to 2.3% and 2.5% of the Fund's net assets on such day). During such periods contingent deferred sales charges aggregating approximately $728,000 and $1,135,000, respectively, were imposed on early redeeming shareholders and paid to the Principal Underwriter, which amounts were also used by the Principal Underwriter to reduce uncovered distribution charges.

    The Plan also authorizes the Fund to make payments of service fees. During the six month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the Fund accrued service fee payments under the Plan aggregating $404,860 and $841,670 and made payments to the Principal Underwriter and Authorized Firms aggregating $393,213 and $737,481, of which $378,630 and $731,194 was paid to financial service firms and the balance was retained by the Principal Underwriter.

    Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan has been a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including California obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the period from April 1, 1994 to the fiscal year ended September 30, 1994 and for the period from the start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions. During the fiscal years ended March 31, 1993 and 1992, the Trust paid brokerage commissions of $0 and $122, respectively.

                              OTHER INFORMATION
    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance California Municipals Trust. The Trust changed its name to Eaton Vance Investment Trust on April 28, 1992. The Fund became a series of the Trust on April 28, 1992 at which time it changed its name from Eaton Vance California Municipals Trust to Eaton Vance California Municipals Fund. The Fund changed its name from Eaton Vance California Municipals Fund to EV Marathon California Municipals Fund on August 1, 1994. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" in the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                          TAX EQUIVALENT YIELD TABLE
    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the 1995 regular Federal income tax rates and California State income tax laws and tax rates applicable for 1994. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                                  A FEDERAL AND CALIFORNIA STATE
                                        COMBINED                         TAX EXEMPT YIELD OF:
  SINGLE RETURN      JOINT RETURN      FEDERAL AND     4%      4.5%      5%      5.5%      6%      6.5%      7%
-----------------  -----------------     CA STATE     ------------------------------------------------------------
         (TAXABLE INCOME*)             TAX BRACKET+          IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
------------------------------------   ------------   ------------------------------------------------------------
   Up to $ 23,350     Up to $ 39,000      20.10%      5.01%    5.63%    6.26%     6.88%    7.51%    8.14%    8.76%
$ 23,351-$ 56,550  $ 39,001-$ 94,250      34.70       6.13     6.89     7.66      8.42     9.19     9.95    10.72
$ 56,551-$117,950  $ 94,251-$143,600      37.90       6.44     7.25     8.05      8.86     9.66    10.47    11.27
$117,951-$256,500  $143,601-$256,500      43.04       7.02     7.90     8.78      9.66    10.53    11.41    12.29
    Over $256,500      Over $256,500      46.24       7.44     8.37     9.30     10.23    11.16    12.09    13.02

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

* Net amount subject to Federal and California personal income tax after deductions and exemptions.
+ The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest
  California State rate applicable at the upper portion of these brackets and assume that taxpayers deduct
  California State income taxes paid on their Federal income tax returns. An investor with taxable income within these brackets may have a lower combined tax rate than the combined rate shown. Investors who do not itemize deductions on their Federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including California State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Marathon California Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portoflio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                            EV MARATHON CALIFORNIA MUNICIPALS FUND
                                     FINANCIAL STATEMENTS
                              STATEMENT OF ASSETS AND LIABILITIES
  ----------------------------------------------------------------------------------------------
                                      September 30, 1994
  ----------------------------------------------------------------------------------------------
  ASSETS:
    Investment in California Tax Free Portfolio, at value (Note 1A)
      (identified cost, $449,995,651)                                               $440,832,083
    Receivable for Fund shares sold                                                      859,144
                                                                                    ------------
        Total assets                                                                $441,691,227
  LIABILITIES:
    Dividends payable                                                 $1,070,887
    Payable for Fund shares redeemed                                     767,953
    Payable to affiliates --
      Custodian fee                                                          595
      Trustees fees                                                          827
    Accrued expenses                                                     260,238
                                                                      ----------
        Total liabilities                                                              2,100,500
                                                                                    ------------
  NET ASSETS for 47,333,919 shares of beneficial interest
    outstanding                                                                     $439,590,727
                                                                                    ============
  SOURCES OF NET ASSETS:
    Paid-in capital                                                                 $459,021,465
    Accumulated net realized loss on investments and financial futures transactions
      (computed on the basis of identified cost)                                      (9,089,508)
    Accumulated distributions in excess of net investment income                      (1,177,662)
    Unrealized depreciation of investments and financial
      futures contracts from Portfolio
      (computed on the basis of identified cost)                                      (9,163,568)
                                                                                     ------------
        Total                                                                       $439,590,727
                                                                                    ============
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE (NOTE 6) PER SHARE
    ($439,590,727 / 47,333,919 shares of beneficial interest)                          $9.29
                                                                                       =====

                       See notes to financial statements

                                   STATEMENTS OF OPERATIONS
  -----------------------------------------------------------------------------------------------
                                                                            YEAR ENDED
                                                                 --------------------------------
                                                                 SEPTEMBER 30,        MARCH 31,
                                                                     1994*              1994
                                                                 ---------------  ---------------
  INVESTMENT INCOME (NOTE 1B):
    Interest income                                              $  --              $  2,597,742
    Interest income allocated from Portfolio                       15,155,265         27,562,745
    Expenses allocated from Portfolio                              (1,306,248)        (2,406,517)
                                                                 ------------       ------------
        Total investment income                                  $ 13,849,017       $ 27,753,970
                                                                 ------------       ------------
    Expenses --
      Investment adviser fee (Note 4)                            $  --              $    193,804
      Compensation of Trustees not members of the
        Administrator's organization                                    4,082              3,145
      Distribution fees (Note 5)                                    2,105,425          4,729,283
      Custodian fee (Note 4)                                            7,496             21,875
      Transfer and dividend disbursing agent fees                     171,383            347,351
      Printing and postage                                             52,266             96,769
      Legal and accounting services                                    11,653             74,092
      Registration costs                                                2,297             19,112
      Miscellaneous                                                    26,490             73,588
                                                                 ------------       ------------
        Total expenses                                           $  2,381,092       $  5,559,019
                                                                 ------------       ------------
          Net investment income                                  $ 11,467,925       $ 22,194,951
                                                                 ------------       ------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) --
      Investment transactions (identified cost basis)            $  --              $    286,413

      Financial futures contracts                                   --                    68,801
    Net realized gain (loss) from Portfolio --
      Investment transactions (identified cost basis)             (10,371,218)        11,006,396
      Financial futures contracts                                    (188,534)           (31,753)
                                                                 ------------       ------------
        Net realized gain (loss) on investments                  $(10,559,752)      $ 11,329,857
    Change in unrealized depreciation of investments                 (926,810)       (31,672,678)
                                                                 ------------       ------------
          Net realized and unrealized loss                       $(11,486,562)      $(20,342,821)
                                                                 ------------       ------------
              Net increase (decrease) in net assets from
                operations                                       $    (18,637)      $  1,852,130
                                                                 ============       ============

 *For the six months ended September 30, 1994 (Note 8).

                               See notes to financial statements

                              STATEMENTS OF CHANGES IN NET ASSETS
  ---------------------------------------------------------------------------------------------------
                                                  YEAR ENDED              YEAR ENDED MARCH 31,
                                                 SEPTEMBER 30,    -----------------------------------
                                                     1994*              1994               1993
                                                   ------------       ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS:
    From operations --
      Net investment income                        $ 11,467,925       $ 22,194,951       $ 20,031,141
      Net realized gain (loss) on investments       (10,559,752)        11,329,857         (2,482,959)
      Change in unrealized appreciation
        (depreciation) of investments                  (926,810)       (31,672,678)        23,093,812
                                                   ------------       ------------       ------------
        Net increase (decrease) in net assets
          from operations                          $    (18,637)      $  1,852,130       $ 40,641,994
                                                   ------------       ------------       ------------
    Distributions to shareholders (Note 2) --
      From net investment income                   $(11,467,925)      $(22,194,951)      $(20,031,141)
      In excess of net investment income             (1,709,784)        (4,240,070)         --
      From net realized gain on investments           --                (7,255,117)        (2,367,984)
      From paid-in capital                            --                 --                (4,556,468)
                                                   ------------       ------------       ------------
        Total distributions to shareholders        $(13,177,709)      $(33,690,138)      $(26,955,593)
                                                   ------------       ------------       ------------
    Transactions in shares of beneficial
      interest (Note 3) --
      Proceeds from sales of shares                $ 20,853,736       $ 98,716,094       $106,380,655
      Net asset value of shares issued to
        shareholders in payment of
        distributions declared                        5,336,955         14,550,970         11,384,672
      Cost of shares redeemed                       (36,817,405)       (56,953,570)       (55,110,755)
                                                   ------------       ------------       ------------
        Increase (decrease) in net assets
          from Fund share transactions             $(10,626,714)      $ 56,313,494       $ 62,654,572
                                                   ------------       ------------       ------------
          Net increase (decrease) in net
            assets                                 $(23,823,060)      $ 24,475,486       $ 76,340,973
  NET ASSETS:
    At beginning of period                          463,413,787        438,938,301        362,597,328
                                                   ------------       ------------       ------------
    At end of period (including accumulated
      distributions in excess of net
      investment income of $1,177,662,
      $1,168,443 and $0, respectively)             $439,590,727       $463,413,787       $438,938,301
                                                   ============       ============       ============

 *For the six months ended September 30, 1994 (Note 8).

                               See notes to financial statements

                                               FINANCIAL HIGHLIGHTS
  ------------------------------------------------------------------------------------------------------------------
                                YEAR ENDED               YEAR ENDED MARCH 31,               YEAR ENDED SEPTEMBER 30,
                               SEPTEMBER 30,    --------------------------------------      ------------------------
                                  1994<F1>        1994           1993          1992<F2>        1991           1990
                               -------------    --------       --------       --------       --------       --------
  NET ASSET VALUE,
    beginning of year            $  9.560       $ 10.200       $  9.850       $ 10.000       $  9.570       $  9.880
                                 --------       --------       --------       --------       --------       --------
  INCOME FROM OPERATIONS:
    Net investment income        $  0.240       $  0.480       $  0.509       $  0.264       $  0.533       $  0.558
    Net realized and
      unrealized gain
      (loss) on investments        (0.234)        (0.395)         0.524         (0.100)         0.544         (0.203)
                                 --------       --------       --------       --------       --------       --------
        Total income from
          operations             $  0.006       $  0.085       $  1.033       $  0.164       $  1.077       $  0.355
                                 --------       --------       --------       --------       --------       --------
  LESS DISTRIBUTIONS:
    From net investment income   $ (0.240)      $ (0.480)      $ (0.509)      $ (0.264)      $ (0.533)      $ (0.558)
    In excess of net
      investment income            (0.036)        (0.092)         --             --             --             --
    From net realized gain
      on investments                --            (0.153)        (0.059)         --             --             --
    From paid-in capital            --             --            (0.115)        (0.050)        (0.114)        (0.107)
                                 --------       --------       --------       --------       --------       --------
        Total distributions      $ (0.276)      $ (0.725)      $ (0.683)      $ (0.314)      $ (0.647)      $ (0.665)
                                 --------       --------       --------       --------       --------       --------
  NET ASSET VALUE, end of year   $  9.290       $  9.560       $ 10.200       $  9.850       $ 10.000       $  9.570
                                 ========       ========       ========       ========       ========       ========
  TOTAL RETURN<F6>                  0.06%          0.55%         10.82%          3.29%         11.59%          3.63%
  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of year
      (000 omitted)              $439,591       $463,414       $438,938       $362,597       $353,990       $281,723
    Ratio of net expenses
      to average net assets<F4>     1.63%<F3>      1.67%          1.84%          1.87%<F3>      1.90%          1.95%
    Ratio of net investment income
      to average net assets         5.06%<F3>      4.64%          5.05%          5.28%          5.42%          5.65%

  PORTFOLIO TURNOVER RATE<F5>         --              5%           139%            65%            36%            13%

<F1> For the six months ended September 30, 1994 (Note 8).
<F2> For the six months ended March 31, 1992. The Fund changed its fiscal year end from September 30, to March 31, effective March 31, 1992.
<F3> Computed on an annualized basis.
<F4> Includes the Fund's share of California Tax Free Portfolio's allocated expenses for the period ended
     September 30, 1994 and the period from May 3, 1993, to March 31, 1994.
<F5> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
<F6> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                                        See notes to financial statements

                        NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon California Municipals Fund (formerly Eaton Vance California Municipals Fund) (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the California Tax Free Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.0% at September 30, 1994). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1994, the Fund, for federal income tax purposes had a capital loss carryover of $11,183,864 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2002. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt- interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of shares and other distribution costs are charged to operations. For tax purposes, commissions paid are charged to paid-in capital (Notes 5 and 9).

E. OTHER  -- Investment transactions are accounted for on a trade date basis.

F. RECLASSIFICATION -- Certain prior year amounts have been reclassified to conform to the current year presentation.

-------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. In addition, the Fund declares each day an amount equal to the excess of tax basis net income over book net income, which amount is reported for financial statement purposes as a distribution in excess of net investment income. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the six months ended September 30, 1994, $1,700,565 was reclassified from distributions in excess of net investment income to paid in capital, due to differences between book and tax accounting for distribution costs being considered as permanent differences. Net investment income, net realized gains and net assets were not affected by this reclassification.

-------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         YEAR ENDED           YEAR ENDED MARCH 31,
                                                        SEPTEMBER 30,      --------------------------
                                                            1994*             1993             1992
                                                         ----------       ----------       ----------
  Sales                                                   2,200,594        9,570,563       10,552,430
  Issued to shareholders electing to receive
    payments of distributions
    in Fund shares                                          563,552        1,410,063        1,135,375
  Redemptions                                            (3,895,080)      (5,535,688)      (5,476,631)
                                                         ----------       ----------       ----------
        Net increase (decrease)                          (1,130,934)       5,444,938        6,211,174
                                                         ==========       ==========       ==========

 *For the six months ended September 30, 1994 (Note 8).

-------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Prior to May 3, 1993 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance Management (EVM) as its investment adviser. The investment adviser fee was earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee was based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the period from April 1, 1993, to May 3, 1993, the fee was equivalent to 0.49% (annualized) of the Fund's average net assets for such period and amounted to $193,804. Since May 3, 1993, EVM has served only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's and BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to their respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 5).

-------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective July 7, 1993, the Trustees of the Fund adopted an Amended Distribution Plan which complies with the revised sales charge rule of The National Association of Securities Dealers, Inc. (the NASD Rule). Prior to July 7, 1993, annual payments to the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD) were limited to 1% of average daily net assets. The Amended Plan requires the Fund to accrue amounts daily to EVD equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue accruals to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as liability of the Fund and, accordingly, reduces the Fund's net assets. For the six month period ended September 30, 1994 and for the year ended March 31, 1994, the Fund paid or accrued $1,700,565 and $3,887,613, respectively, to or payable to EVD, representing 0.75% and 0.81%, respectively, of average daily net assets. At September 30, 1994 and March 31, 1994, the amount of Uncovered Distribution Charges of EVD calculated under the Amended Plan was approximately $10,134,000 and $11,357,000, respectively. In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees of the Fund have initially implemented this provision of the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Provision for service fees for the six month period ended September 30, 1994 and year ended March 31, 1994 amounted to $404,860 and $841,670, respectively. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund and Portfolio are officers or directors of EVD.

-------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first year and second year after purchase (6% and 5%, respectively, for shares purchased prior to August 1, 1994), declining a percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. For the six months ended September 30, 1994, and the year ended March 31, 1994, EVD received approximately $728,000 and $1,135,000, respectively, of CDSC paid by shareholders.

-------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
On May 3, 1993, the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio aggregated $21,606,707 and $48,275,092, respectively, for the six month period ended September 30, 1994 and $102,686,839 and $87,672,773, respectively, for the period from May 3, 1993, to March 31, 1994. Purchases and sales of investment securities, other than U.S. government securities and short-term obligations, during the period from April 1, 1993, to May 3, 1993, aggregated $23,571,883 and $23,994,815, respectively.

-------------------------------------------------------------------------------
(8) CHANGES IN FISCAL YEAR
The Fund changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

-------------------------------------------------------------------------------
(9) SUBSEQUENT EVENT
A recent Internal Revenue Service ruling requires that sales commissions paid by the Fund pursuant to its Distribution Plan be expensed for tax purposes (rather than charged to paid-in-capital as the Fund has done in the past). The Fund changed its tax accounting practice to conform to the ruling on November 16, 1994. The change will have no effect on the Fund's current yield or total return.

                          INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Trustees and Shareholders of
Eaton Vance Investment Trust:

We have audited the accompanying statement of assets and liabilities of EV Marathon California Municipals Fund (formerly Eaton Vance California Municipals
Fund) (one of the series constituting the Eaton Vance Investment Trust) as of September 30, 1994, and the related statements of operations for the six months then ended and the year ended March 31, 1994, the statements of changes in net assets for the six months ended September 30, 1994 and for the years ended March 31, 1994 and 1993 and the financial highlights for the six months ended September 30, 1994, the years ended March 31, 1994 and 1993, the six months ended March 31, 1992 and for each of the years in the two year period ended September 30, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon California Municipals Fund series of the Eaton Vance Investment Trust at September 30, 1994, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                         DELOITTE & TOUCHE LLP


Boston, Massachusetts
November 4, 1994

                                              CALIFORNIA TAX FREE PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                    SEPTEMBER 30, 1994
-------------------------------------------------------------------------------------------------------------------------
                                              TAX-EXEMPT INVESTMENTS - 100%
-------------------------------------------------------------------------------------------------------------------------
  Ratings (Unaudited)
  ----------------------------  Principal
                   Standard     Amount
  Moody's          & Poor's    (000 Omitted)    Security                                                        Value
-------------------------------------------------------------------------------------------------------------------------

                                                ESCROWED - 17.9%
  NR               AAA             $ 6,670      Redevelopment Agency of The City of Azusa, Single
                                                  Family Mortgage Revenue Refunding Bonds, 1992 Series
                                                  A, (Escrowed to Maturity), 6.875%, 10/1/12                 $  7,153,575
  NR               AAA               3,140      City of Bakersfield, Certificates of Participation
                                                  (Bakersfield Assisted Living Center), 0.00%, 4/15/21            494,550
  NR               NR                  130      City of Commerce Joint Powers Financing Authority, 1991
                                                  Revenue Bonds, Series A, (Multiple Projects Loan),
                                                  8.00%, 3/1/22                                                   150,475
  NR               AAA               3,255      Redevelopment Agency of the City of Duarte, Single
                                                  Family Mortgage Revenue Refunding Bonds, 1992 Series
                                                  B, (Escrowed To Maturity), 6.875%, 10/1/11                    3,450,300
  NR               BBB               2,000      City of Rancho Mirage Joint Powers Financing Authority,
                                                  Civic Center Revenue Bonds, Series 1991 A, 7.50%,
                                                  4/1/17                                                        2,267,500
  Aaa              AAA              14,285      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987  (Escrowed To
                                                  Maturity), 8.50%, 11/1/16                                    17,909,819
  Aaa              AAA              10,000      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987 (Escrowed to
                                                  Maturity), 8.125%, 7/1/16                                    12,062,500
  Aaa              AAA               6,000      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds  (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987 (Escrowed to
                                                  Maturity), 8.25%, 1/1/21                                      7,357,500
  Aaa              AAA               3,000      City and County of San Francisco, CA General Purpose
                                                  Sewer  Revenue Bonds,  Series 1991, Secondary
                                                  "Rites", (AMBAC), Variable, 10/1/21 <F3>                      3,480,000
  NR               BBB               1,575      Fontana Public Financing Authority, San Bernardino
                                                  County, California, Subordinate Lien Tax Allocation
                                                  Revenue Bonds, (North Fontana  Redevelopment
                                                  Project), 1991 Series A, 7.75%, 12/1/20                       1,823,063
  NR               BBB               2,000      Loma Linda, California Certificates of Participation,
                                                  Loma Linda  Redevelopment Agency, City Hall, 7.00%,
                                                  12/1/15                                                       2,137,500
  Aaa              AAA               6,400      Port of Oakland, California, Revenue Bonds, Series C,
                                                  (BIGI), 0.00%, 11/1/05                                        3,568,000
  NR               NR                3,200      Oceanside California Community Development Commission,
                                                  Tax Allocation 2nd Lien, 8.40%, 6/1/18                        3,456,000
  NR               NR                3,000      Poway Redevelopment Agency, CA. Paguay Redevelopment
                                                  Project,  Subordinated Tax Allocation Refunding,
                                                  Issue of 1991, 7.75%, 12/15/21                                3,476,250
  NR               BBB+              1,000      City of Upland, CA Certificates of Participation,
                                                  Police Building Construction Revenue Bonds, 8.20%,
                                                  8/1/16                                                        1,082,500
  NR               NR                4,000      Huntington Beach, Public Financing Authority, (Orange
                                                  County, California), 1988 Revenue Bonds, Series A,
                                                  (Huntington Beach Redevelopment Projects), 8.375%,
                                                  5/1/18                                                        4,505,000
  NR               NR                2,975      Sacramento-Yolo Port District Port Facilities
                                                  Improvement and Refunding Revenue Bonds (Sacramento
                                                  and Yolo Counties, California) 8.30%, 12/1/03                 3,328,281
                                                                                                             ------------
                                                                                                             $ 77,702,813
                                                                                                             ------------
                                                GENERAL OBLIGATION - 1.1%
  Aa               A+              $ 6,000      State of California Various Purpose General Obligation
                                                  Bonds, 4.75%, 9/1/23                                       $  4,477,500
  Aa               A+                  340      Government of Guam General Obligation Bonds, 1993
                                                  Series A, 5.375%, 11/15/13                                      287,725
                                                                                                             ------------
                                                                                                             $  4,765,225
                                                                                                             ------------
                                                HEALTH CARE - 0.8%
  NR               NR              $ 3,330      Banning, California Certificates of Participation (San
                                                  Georgonio Pass Convalescent Hospital), 9.50%, 12/1/11      $  3,463,200
                                                                                                             ------------
                                                HOSPITALS - 1.0%
  NR               BBB+            $ 2,700      City of Stockton, California, Health Facilities
                                                  Refunding Revenue Bonds (Dameron Hospital
                                                  Association), Series 1988, 8.30%, 12/1/14                  $  2,868,750
  NR               A                 1,500      Woodland, California, Hospital Revenue Certificates of
                                                  Participation, (Woodland Memorial Hospital), 8.20%,
                                                  8/1/15                                                        1,618,125
                                                                                                             ------------
                                                                                                             $  4,486,875
                                                                                                             ------------
                                                HOUSING - 4.6%
  Aa               A+              $ 2,500      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1987 Series A, 8.20%, 8/1/17                $  2,615,625
  Aa               A+                1,455      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1988 Series B, 8.60%, 8/1/19                   1,527,750
  Aa3              NR                   60      California Housing Finance Agency, Multifamily
                                                  Rehabilitation Bonds, 1983 Series A, 9.875%, 8/1/10              61,575
  Aa               A+                2,500      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1986 Series A, 8.10%, 8/1/16                   2,621,875
  A1               A+                2,000      California Housing Finance Agency, Multi-Unit Rental
                                                  Housing Revenue  Bonds II, 1992 Series B, 6.70%,
                                                  8/1/15                                                        2,020,000
  Aa               A+                3,835      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds,  1989 Series D, 7.375%, 8/1/11                 3,969,225
  Aa               A+                  840      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1991 Series A, 7.375%, 8/1/17                    854,700
  NR               NR                2,000      The Housing Authority of the County of Los Angeles, CA
                                                  Multifamily Housing Revenue Bonds (Corporate Fund for
                                                  Housing Projects), 1988 Series B, 10.50%, 12/1/29             2,087,500
  A                NR                  845      The Housing Authority of the County of Los Angeles, CA,
                                                  Single Family Mortgage Revenue Bonds, 1986 Issue A,
                                                  7.875%, 8/1/16                                                  873,519
  NR               A+                2,320      City of Oakland, California, Housing Finance Revenue
                                                  Bonds, Issue D-1, 7.10%, 1/1/10                               2,305,500
  NR               AAA                 980      County of Riverside, California, Single Family Mortgage
                                                  Revenue Bonds (GNMA), Issue A of 1991, 6.85%, 10/1/16         1,006,950
                                                                                                             ------------
                                                                                                             $ 19,944,219
                                                                                                             ------------
                                                INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL - 1.0%
  NR               BBB+            $ 4,500      Central Valley Financing Authority, CA Cogeneration
                                                  Project Revenue Bonds (Carson Ice-GenProject), 1993
                                                  Series, 6.20%, 7/1/20                                      $  4,072,500
  NR               NR                4,500      City of Long Beach, California, Industrial Development
                                                  Revenue Bonds (Kress Rehabilitation Project), 9.75%,
                                                  12/1/16 <F1><F2>                                                135,000
                                                                                                             ------------
                                                                                                             $  4,207,500
                                                                                                             ------------
                                                INSURED - 20.8%
  Aaa              AAA             $ 5,620      California Health Facilities Financing Authority,
                                                  Insured Health Facility Refunding Revenue Bonds,
                                                  (Catholic Healthcare West), 1994 Series B, 5.00%,
                                                  7/1/14                                                     $  4,650,550
  Aaa              AAA               4,000      California Health Facilities Financing Authority,
                                                  Insured Health Facility Refunding Revenue Bonds,
                                                  (Catholic Healthcare West), 1994 Series B, 5.00%,
                                                  7/1/21                                                        3,175,000
  Aaa              AAA               1,125      California Housing Finance Agency, Housing Revenue
                                                  Bonds,  (MBIA), (AMT), 7.00%, 8/1/23                          1,143,281
  Aaa              AAA               3,300      California Statewide Communities Development Authority,
                                                  Motion Picture and Television Fund, Step-Up Recovery
                                                  Floaters, (ABMAC), 5.68%, 1/1/24                              3,159,750
  Aaa              AAA               1,680      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/11                                                   569,100
  Aaa              AAA               1,800      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/12                                                   571,500
  Aaa              AAA               4,000      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/18                                                   845,000
  Aaa              AAA               8,785      Culver City Redevelopment Financing Authority 1993 Tax
                                                  Allocation Refunding Revenue Bonds 4.60%, 11/1/20             6,544,825
  Aaa              AAA               5,000      East Bay Municipal Utility District (Alameda and Contra
                                                  Costa Counties, California), Water System
                                                  Subordinated Revenue Refunding Bonds, Series 1993B-2
                                                  "Yield Curve Notes,"
                                                  Variable, 6/1/08 <F3>                                         4,175,000
  Aaa              AAA               5,350      Fairfield Water Utility Improvement Project Refunding
                                                  Bonds, Series 1986 Certificates of Participation,
                                                  (FGIC), 0.00%, 4/1/04                                         3,082,938
  Aaa              AAA               8,000      Northern California Power Agency, Multiple Capital
                                                  Facilities Revenue Bonds, 1992 Series A, (RIBS),
                                                  (MBIA), Variable, 9/2/25 <F3>                                 8,090,000
  Aaa              AAA               6,500      Redevelopment Agency of the City of Oakland, CA,
                                                  Central District Redevelopment Project, Subordinated
                                                  Tax Allocation Bonds,  Series 1992A, (MBIA), 5.00%,
                                                  9/1/21                                                        5,191,875
  Aaa              AAA               2,000      Oro Loma Sanitary District (Alameda County,
                                                  California), Sewer Revenue Bonds of 1991, Series A,
                                                  (AMBAC), 8.55%, 10/1/06                                       2,385,000
  Aaa              AAA              10,000      Port of Oakland California, Revenue Bonds, Series A,
                                                  (AMT), (BIGI), 0.00%, 11/1/19                                 1,650,000
  Aaa              AAA               4,390      Poway Redevelopment Agency, CA Paguay Redevelopment
                                                  Project, Subordinated Tax Allocation Refunding Bonds,
                                                  Indexed Inverse Floating Bonds, Series 1993, (FGIC),
                                                  Variable, 12/15/06 <F3>                                       3,824,788
  Aaa              AAA               3,000      San Diego County, CA Water Authority, Water Revenue
                                                  Certificates of Participation, Residual Interest Tax-
                                                  Exempt Securities, (FGIC), Variable, 4/22/09 <F3>             2,737,500
  Aaa              AAA              10,000      Airports Commission City and County of San Francisco,
                                                  California, San Francisco International Airport,
                                                  Second Series Refunding  Revenue Bonds, Issue 2,
                                                  (MBIA), 6.75%, 5/1/13                                        10,312,500
  Aaa              AAA               4,000      San Mateo County Transit District, (San Mateo County,
                                                  California), Limited Tax Bonds, 1993 Series A,
                                                  (MBIA), 8.00%, 6/1/20                                         4,770,000
  Aaa              NR                5,650      San Mateo County Transit District, (San Mateo County,
                                                  California), Limited Tax Bonds, 1993 Series A,
                                                  (MBIA), 0.00%, 6/1/20                                         1,052,313
  Aaa              AAA               4,000      Redevelopment Agency of The City of Santa Clara,
                                                  Bayshore North Project, 1992 Tax Allocation Refunding
                                                  Bonds, (AMBAC), 7.00%,  7/1/10                                4,365,000
  Aaa              AAA              13,985      Certificates of Participation, (1990 Capital Project),
                                                  Visalia Unified School District, (MBIA), 0.00%, 12/1/17       2,866,925
  Aaa              AAA               2,000      Southern California Public Power Authority Power
                                                  Project Revenue Refunding Bonds, "Inverse Floaters,"
                                                  (FGIC), Variable, 7/1/12 <F3>                                 1,597,500
  Aaa              AAA               5,000      Los Angeles County, CA Capital Asset Leasing
                                                  Corporation Lease Revenue Bonds (1992 Master
                                                  Refunding Project), County of Los Angeles, "Yield
                                                  Enhancement Securities," (AMBAC), Variable, 12/1/08           4,956,250
  Aaa              AAA               2,670      Regents of the University of California, Refunding
                                                  Revenue Bonds, (Multiple Purpose Projects), 1993
                                                  Series B, (MBIA), 4.75%, 9/1/21                               2,022,524
  Aaa              AAA               8,000      Vallejo Sanitation and Flood Control District, (Solano
                                                  County, California), Certificates of Participation
                                                  (Financing Projects), Series 1993, (FGIC), 5.00%, 7/
                                                  1/19                                                          6,560,000
                                                                                                             ------------
                                                                                                             $ 90,299,119
                                                                                                             ------------
                                                LEASE REVENUE/CERTIFICATES OF PARTICIPATION - 27.0%
  A1               A-              $13,110      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.00%, 6/1/23                        $ 10,143,863
  A1               A-               14,275      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.50%, 6/1/14                          12,419,250
  A1               A-                3,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.50%, 6/1/10                           2,681,250
  A1               A-                3,500      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series D (California State Prison-Susanville),
                                                  5.375%, 6/1/18                                                2,926,875
  A1               A-                7,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series B, (Various University of
                                                  California Projects), 5.25%, 6/1/20                           5,731,250
  A1               A-               14,325      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series B, (Various University of
                                                  California Projects), 5.50%, 6/1/19                          12,194,156
  A1               A-                7,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series E (California State Prison-Madera County
                                                  (II)), 5.50%, 6/1/19                                          5,941,250
  A1               A-                2,690      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series E (California State Prison-Madera County
                                                  (II)), 5.50%, 6/1/15                                          2,313,400
  Aaa              AAA              16,850      California Statewide Communities Development Authority,
                                                  Certificates of Participation, The Trustees of the J.
                                                  Paul Getty Trust, 5.00%, 10/1/23                             13,501,063
  Aaa              AAA               3,460      California Statewide Communities Development Authority,
                                                  Certificates of Participation, The Trustees of the J.
                                                  Paul Getty Trust, 5.00%, 10/1/12                              2,919,375
  Baa1             NR                2,000      Certificates of Participation, City of Duarte,
                                                  California, City of Hope National Medical Center,
                                                  6.25%, 4/1/23                                                 1,840,000
  A                BBB+              2,750      Certificates of Participation (1991 Civic Center
                                                  Improvement Project), City of Inglewood, California,
                                                  7.00%, 8/1/19                                                 2,760,313
  A                A                 9,060      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 5.50%, 9/1/21            7,599,075
  A                A                 4,585      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 9/1/12            1,358,306
  A                A                 4,865      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/14            1,289,225
  A                A                 4,590      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/15            1,136,025
  A                A                 3,100      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/20              527,000
  A                A                 1,000      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/16              228,750
  A                A                 1,925      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/17              406,656
  A                A                 5,000      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 9/1/17            1,018,750
  A                A                 5,370      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/18            1,060,575
  NR               NR                7,000      Los Angeles County Capital Asset Leasing Corporation
                                                  Certificates of Participation, County of Los Angeles
                                                  (Marina del Rey), CA Series A, 6.50%, 7/1/08                  6,728,750
  NR               NR                1,500      Los Angeles County Capital Asset Leasing Corporation
                                                  Certificates of Participation, County of Los Angeles
                                                  (Marina del Rey), CA Series A, 6.25%, 7/1/03                  1,481,250
  A1               A                 7,915      Certificates of Participation (Multiple Capital
                                                  Facilities Project I), County Los Angeles, CA, 7.00%,
                                                  6/1/09                                                        8,182,131
  Aa               AA                2,700      Orange County, CA Water District, Revenue Certificates
                                                  of Participation, Series 1993A, 5.00%, 8/15/18                2,224,125
  NR               A1                2,360      Richmond, CA Joint Powers Financing Authority Revenue
                                                  Bonds, 1990 Series B, 7.00%, 5/15/07                          2,430,800
  Aa               A+                3,000      Sacramento, CA City Financing Authority, Lease Revenue
                                                  Refunding Bonds, Series 1993 B, 5.40%, 11/1/20                2,535,000
  Baa1             A-                2,375      City of San Luis Obispo, CA Capital Improvement Board
                                                  Lease Revenue Bonds, (Capital Improvement Projects),
                                                  8.25%, 6/1/06                                                 2,502,656
  NR               BBB               1,000      Association of Bay Area Governments Revenue Bonds,
                                                  Watsonville  Mammoth Lakes, California, Certificates
                                                  of Participation, Series B 7.875%, 6/1/11                     1,051,250
                                                                                                             ------------
                                                                                                             $117,132,369
                                                                                                             ------------
                                                MISCELLANEOUS - 3.7%
  A                NR              $ 5,445      Association of Bay Area Governments Revenue Bonds, CA
                                                  Municipal Financing Pool, 8.05%, 9/1/10<F4>                $  5,866,988
  NR               NR                6,500      VRDC-IVRC Trust, Series 1993 F, Variable, 6/29/00 <F4>          6,061,250
  NR               NR                5,000      VRDC-IVRC Trust, Series 1994 C, Variable, 5/13/03 <F3>          4,050,000
                                                                                                             ------------
                                                                                                             $ 15,978,238
                                                                                                             ------------
                                                SPECIAL TAX REVENUE - 6.5%
  NR               NR              $ 2,190      City of Fairfield Limited Obligation Refunding
                                                  Improvement Bonds, Green Valley Road-Mangels
                                                  Boulevard Extension Assessment District, (North
                                                  Cordelia Improvement District) (Reassessment and
                                                  Refunding of 1993) (Solano County, California),
                                                  7.375%, 9/2/18                                             $  2,266,650
  NR               NR                1,015      City of Fairfield, CA, Green Valley Road -- Mangels
                                                  Boulevard, Extension Assessment District, (North
                                                  Cordelia Improvement District),  (Series 1990),
                                                  8.00%, 9/2/11                                                 1,031,494
  NR               NR                3,000      Lincoln, CA,  Unified School District, Community
                                                  Facilities District Number 1, Special Tax, Series
                                                  1992A, 7.625%, 9/1/21                                         3,135,000
  Baa              NR               15,630      Pleasanton, CA,  Joint Powers Financing Authority
                                                  Reassessment Revenue Bonds, 1993 Series
                                                  A 6.15%, 9/2/12                                              14,535,900
  NR               NR                2,750      Series A of 1992 Special Tax Bonds of Community
                                                  Facilities District No. 87-5B (Rancho Santa
                                                  Margarita) of the County of Orange, CA,
                                                  7.50%, 8/15/17                                                3,152,187
  NR               NR                3,000      Community Facilities District Number 88-12 of the
                                                  County of Riverside, Series 1992 Special Tax Bonds,
                                                  7.55%, 9/1/17                                                 3,007,500
  NR               NR                1,065      California Community Facilities, District 88-4 of the
                                                  County of Riverside, CA, Winchester Ranch,
                                                   8.20%, 9/1/14                                                1,054,350
                                                                                                             ------------
                                                                                                             $ 28,183,081
                                                                                                             ------------
                                                TAX ALLOCATION - 9.9%
  NR               BBB+            $ 2,500      Community Redevelopment Agency of the City of Buena
                                                  Park, Central Business District Redevelopment
                                                  Project,Tax Allocation Refunding Bonds, Series 1992A
                                                  (County of Orange, California), 7.10%, 9/1/14              $  2,500,000
  NR               NR                2,970      City of Commerce, CA Joint Powers Financing Authority,
                                                  1991 Revenue Bonds, Series A, (Multiple Projects
                                                  Loan), 8.00%, 3/1/22                                          3,096,225
  NR               BBB               5,000      County of Contra Costa, CA Public Financing Authority,
                                                  1992 Tax Allocation Revenue Bonds, Series A,
                                                  (Pleasant Hill, North Richmond, West Pittsburgh and
                                                  Oakley Redevelopment Project Areas), 7.10%, 8/1/22            5,006,250
  NR               BBB               3,910      Fontana Public Financing Authority (San Bernardino
                                                  County, California), 1991 Tax Allocation Revenue,
                                                  (Downtown Redevelopment Project), 7.00%, 9/1/21               3,841,575
  NR               BBB               7,220      Fontana Redevelopment Agency, Jurupa Hills
                                                  Redevelopment Project Area, Refunding Tax Allocation
                                                  Bonds, 1992 Series A, 7.00%, 10/1/14                          7,120,725
  NR               BBB               3,500      Inglewood Redevelopment Agency, (City of Inglewood, Los
                                                  Angeles County, California), Century Redevelopment
                                                  Project, 1993 Tax Allocation Bonds, Series A, 6.125%,
                                                  7/1/23                                                        3,040,625
  NR               BBB+              2,500      Redevelopment Agency of the City of Pittsburg,
                                                  California, Avenue  Community Facilities District No.
                                                  1990-1, Subordinated Tax Allocation  Revenue Bonds,
                                                  7.40%, 8/15/20                                                2,550,000
  NR               BBB                 600      City of Rancho Mirage, CA Joint Powers Financing
                                                  Authority, Civic Center Revenue Bonds, Series 1991A,
                                                  7.50%, 4/1/17                                                   636,000
  NR               BBB+              3,000      Rialto Redevelopment Agency, Rialto, California
                                                  Subareas A and B, Industrial Redevelopment Tax
                                                  Allocation Bonds, Series 1993A, 6.00%, 9/1/23                 2,643,750
  NR               BBB               2,500      Redevelopment Agency of the County of Riverside, CA,
                                                  Redevelopment Project No. 4, Tax Allocation Bonds,
                                                  1991 Series A, 7.50%, 10/1/26                                 2,568,750
  NR               BBB               5,605      San Carlos Redevelopment Agency, San Carlos, CA
                                                  Redevelopment Project, 1991 Tax Allocation Bonds,
                                                  Series A, 7.10%, 9/1/17                                       5,583,981
  NR               NR                1,400      Community Development Agency of The City of Simi
                                                  Valley, CA 1988  Commercial Mortgage Revenue
                                                  Refunding Bonds, (Sycamore Plaza II), 8.20%, 9/1/12           1,421,000
  Baa1             BBB+              3,000      Westminster Redevelopment Agency, Westminster, CA
                                                  Commercial Redevelopment, Project No. 1, 1991 Tax
                                                  Allocation Bonds, Series A, 7.30%, 8/1/21                     3,052,500
                                                                                                             ------------
                                                                                                             $ 43,061,381
                                                                                                             ------------
                                                TRANSPORTATION - 3.0%
  NR               BBB             $ 1,750      Guam Airport Authority, General Revenue Bonds 1993
                                                  Series B, 6.60%, 10/1/10                                   $  1,730,313
  Aa               AA-               6,000      City of Long Beach, CA Harbor Revenue Bonds, Series
                                                  1989 A, 7.25%, 5/15/19                                        6,412,500
  A1               A-                1,400      County of Orange, California Airport Revenue Bonds,
                                                  Series 1987, 8.125%, 7/1/16                                   1,513,750
  Baa1             BBB+              1,500      Stockton Port District, San Joaquin County, California,
                                                  Port Facilities Improvement Revenue Bonds, Series A
                                                  1989, 7.95%, 1/1/05                                           1,591,875
  Baa1             BBB+              1,500      Stockton Port District, San Joaquin County, California,
                                                  Port Facilities Improvement Revenue Bonds, Series A
                                                  1989, 8.10%, 1/1/14                                           1,623,750
                                                                                                             ------------
                                                                                                             $ 12,872,188
                                                                                                             ------------
                                                UTILITIES - 0.4%
  Aa               AA-             $ 7,070      Southern California Public Power Authority,
                                                  Transmission Project Revenue, Subordinate Refunding
                                                  Bonds, 0.00%, 7/1/15                                       $  1,740,988
                                                                                                             ------------
                                                WATER AND SEWER - 2.3%
  Baa              BBB+            $ 6,575      Improvement District M of the Mojave Water Agency, CA
                                                  General Obligation Bonds (Morongo Basin Pipeline
                                                  Project) Election of 1990, Series 1992 6.60%, 9/1/22       $  6,369,530
  NR               BBB               3,190      Certificates of Participation (Rehabilitation Project),
                                                  Series 1992, Orange Cove, CA Irrigation District,
                                                  6.625%, 2/1/17                                                3,106,262
  Aa               AA                2,100      Public Utilities Commission of the City and County of
                                                  San Francisco, CA San Francisco, Water Revenue Bonds,
                                                  1991 Series A, 0.00%, 11/1/19                                   420,000
                                                                                                             ------------
                                                                                                             $  9,895,792
                                                                                                             ------------
                                                    TOTAL INVESTMENTS (identified cost, $443,555,727)        $433,732,988
                                                                                                             ============

<F1>Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
<F2>Non-income producing security.
<F3>The above designated securities have been issued as inverse floater bonds.
<F4>At September 30, 1994, the market value of securities segregated to cover margin requirements on open financial futures contracts amounted to $5,866,988.


The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1994, 20.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.8% to 7.9% of total investments.

                       See notes to financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1994
--------------------------------------------------------------------------------
  ASSETS:
    Investments, at value (Note 1A)
      (identified cost, $443,555,727)                             $433,732,988
    Cash                                                                   968
    Receivable for investments sold                                 15,227,312
    Interest receivable                                              7,850,593
    Deferred organization expenses (Note 1D)                            20,188
                                                                  ------------
        Total assets                                              $456,832,049
  LIABILITIES:
    Demand note payable (Note 5)                    $2,051,000
    Payable for investments purchased                9,610,518
    Payable for daily variation margin on open
    financial futures contracts (Note 1E)               26,750
    Payable to affiliates --
      Custodian fee                                      5,394
      Trustees' fees                                     4,664
    Accrued expenses                                     2,322
                                                    ----------
        Total liabilities                                           11,700,648
                                                                  ------------
  NET ASSETS applicable to investors' interest
    in Portfolio                                                  $445,131,401
                                                                  ============

  SOURCES OF NET ASSETS:
    Net proceeds from capital contributions and
      withdrawals                                                 $454,477,330
    Unrealized depreciation of investments and
    financial futures contracts (computed on
    the basis of identified cost)                                   (9,345,929)
                                                                  ------------
        Total                                                     $445,131,401
                                                                  ============

                       See notes to financial statements

                           STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                        Year Ended
                                             ----------------------------------
                                                September 30,        March 31,
                                                   1994**              1994*
                                                -------------       -----------
  INVESTMENT INCOME:
    Interest income                            $  15,258,588       $ 27,592,136
                                               -------------       ------------
    Expenses --
      Investment adviser fee (Note 2)          $   1,141,013       $  2,149,273
      Compensation of Trustees not members of
      the Investment Adviser's organization            9,257             20,517
      Custodian fee (Note 2)                          66,016            123,534
      Legal and accounting services                   37,203              4,765
      Bond pricing                                    10,841              --
      Amortization of organization expense
       (Note 1D)                                       2,820              5,132
      Printing and postage                             2,327              --
      Miscellaneous                                   45,742            105,817
                                               -------------       ------------
        Total expenses                         $   1,315,219       $  2,409,038
                                               -------------       ------------
            Net investment income              $  13,943,369       $ 25,183,098
                                               -------------       ------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
    Net realized gain (loss) --
      Investment transactions
       (identified cost basis)                 $ (10,433,249)      $ 11,001,552
      Financial futures contracts                   (191,417)           (25,031)
                                               -------------       ------------
          Net realized gain (loss)
           on investments                      $ (10,624,666)      $ 10,976,521
                                               -------------       ------------
    Change in unrealized appreciation
     (depreciation) --
      Investments                              $    (641,524)      $(34,472,972)
      Financial futures contracts                   (300,547)           340,645
                                               -------------       ------------
          Change in net unrealized
           depreciation                        $    (942,071)      $(34,132,327)
                                               -------------       ------------
            Net realized and unrealized
              loss on investments              $ (11,566,737)      $(23,155,806)
                                               -------------       ------------
              Net increase in net assets
               from operations                 $   2,376,632       $  2,027,292
                                               =============       ============

 *For the period from the start of business, May 3, 1993 to March 31, 1994. **For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        Year Ended
                                             -----------------------------------
                                               September 30,        March 31,
                                                   1994**            1994*
                                               -------------        ----------
  INCREASE (DECREASE) IN NET ASSETS:
    From operations --
      Net investment income                   $ 13,943,369       $ 25,183,098
      Net realized gain (loss) on
       investment transactions                 (10,624,666)        10,976,521
      Change in unrealized depreciation
       of investments                             (942,071)       (34,132,327)
                                              ------------       ------------
        Net increase in net assets
         from operations                      $  2,376,632       $  2,027,292
                                              ------------       ------------
    Capital transactions --
      Contributions                           $ 24,605,354       $553,867,973
      Withdrawals                              (49,109,598)       (88,736,272)
                                              ------------       ------------
        Increase (decrease) in net assets
         resulting from capital transactions  $(24,504,244)      $465,131,701
                                              ------------       ------------
          Total increase (decrease)
           in net assets                      $(22,127,612)      $467,158,993
  NET ASSETS:
    At beginning of period                     467,259,013            100,020
                                              ------------       ------------
    At end of period                          $445,131,401       $467,259,013
                                              ============       ============
   * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).


-------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
-------------------------------------------------------------------------------
                                                       Year Ended
                                           -----------------------------------
                                             September 30,        March 31,
                                                 1994**              1994*
                                             -------------        ---------
  RATIOS (As a percentage of average
   daily net assets):
    Expenses                                     0.57%+             0.55%+

    Net investment income                        6.09%+             5.72%+
  PORTFOLIO TURNOVER                               40%                91%
 + Computed on an annualized basis.
 * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
California Tax Free Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on May 3, 1993, with the acquisition of investments with a value of $443,306,944, including unrealized appreciation of $25,728,469, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six month period ended September 30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994, the annualized fee was equivalent to 0.50% and 0.49%, respectively, of the Portfolio's average daily net assets for such periods and amounted to $1,141,013 and $2,149,273, respectively. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $152,125,477 and $167,496,202, respectively, for the six month period ended September 30, 1994 and $473,482,645 and $434,621,382, respectively, for the year ended March 31, 1994.

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of investments owned at September 30, 1994, as computed on a federal income tax basis, were as follows:

     Aggregate cost                            $443,555,727
                                               ============
     Gross unrealized depreciation             $ 19,459,073
     Gross unrealized appreciation                9,636,334
                                               ------------
     Net unrealized depreciation               $  9,822,739
                                               ============

--------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. As of September 30, 1994 the Portfolio had an outstanding loan balance of $2,051,000.

--------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 1994 is as follows:

FUTURES CONTRACTS                                          NET UNREALIZED
 EXPIRATION DATE          CONTRACTS        POSITION         APPRECIATION
-----------------         ---------        --------        ---------------
     12/94       107 U.S. Treasury Bonds     Short             $476,810
                                                               ========
At September 30, 1994 the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR
The Portfolio changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

                         INDEPENDENT AUDITORS' REPORT
  ------------------------------------------------------------------------------
  To the Trustees and Investors of
  California Tax Free Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of California Tax Free Portfolio as of September 30, 1994, and the related statements of operations, the statements of changes in net assets and the supplementary data for the six months ended September 30, 1994 and for the period from the start of business, May 3, 1993, to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio at September 30, 1994, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                          DELOITTE & TOUCHE LLP


  Boston, Massachusetts
  November 4, 1994

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+

                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

        1.  An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3.  There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

        --  Leading market positions in well established industries.

        --  High rates of return on funds employed.

        -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                       STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

        -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                               [LOGO]
INVESTMENT ADVISER OF
CALIFORNIA TAX FREE PORTFOLIO                  EV MARATHON
Boston Management and Research
24 Federal Street                              CALIFORNIA
Boston, MA 02110
                                               MUNICIPALS FUND
ADMINISTRATOR OF
EV MARATHON CALIFORNIA
MUNICIPALS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS                                       STATEMENT OF
Deloitte & Touche LLP
125 Summer Street                              ADDITIONAL
Boston, MA 02110
                                               INFORMATION


                                               FEBRUARY 1, 1995
EV MARATHON CALIFORNIA
MUNICIPALS FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

                                  M-CASAI

                          EATON VANCE MUNICIPALS TRUST

                   EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 25, 1994

1. Effective September 29, 1995, EV Traditional California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

2. The following supplements "Investment Adviser and Administrator" in the Statement of Additional Information:

         Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion.

         Robert B. MacIntosh, the Portfolio's portfolio manager, is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: California, Hawaii, Massachusetts, Minnesota and New Jersey. He also serves as economic spokesman for the Eaton Vance organization.

3. The following supplements the yield and distribution rate under "Investment Performance" in the Statement of Additional Information:

         For the thirty-day period ended March 31, 1995, the yield of the Fund was 5.31%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.31% would be 8.12%, assuming a combined Federal and California tax rate of 34.70%. The Fund's distribution rate (calculated on March 31, 1995 and based on the Fund's monthly distribution paid March 31, 1995) was 5.76%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 5.92%.

4. The following replaces the tables under "Performance Information" in the Statement of Additional Information:

         The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund from December 19, 1985 through March 31, 1995. The total return for the period prior to the Fund's commencement of operations on May 27, 1994 reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. Such performance has not been adjusted to reflect the Fund's distribution fees and certain other expenses.

                          VALUE OF A $1,000 INVESTMENT
                                                            Total Return before de-    Total Return after de-
                                                            ducting sales charge       ducting sales charge
Investment  Investment    Amount of      Value of Invest-   -----------------------    -----------------------
  Period       Date      Investment**    ment on 3/31/95    Cumulative   Annualized    Cumulative   Annualized
----------  ----------   ------------    ---------------    ----------   ----------    ----------   ----------
10 Years
Ended
3/31/95     12/19/85     $962.50         $1,740.15          80.79%       6.59%         74.01%       6.15%

5 Years
Ended
3/31/95      3/31/90     $962.50         $1,315.35          36.66%       6.45%         31.54%       5.64%

1 Year
Ended
3/31/95*     3/31/94     $962.50         $1,033.06           7.33%       7.33%          3.31%       3.31%

         Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

         *If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

         **Initial investment less then current maximum sales charge of 3.75%.


5. The following supplements "Investment Performance" in the Statement of Additional Information:

         From time to time the Fund may provide investors with information on municipal bond investing, which may include comparative performance information, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

6. Registrant incorporates by reference the unaudited financial information for the Fund contained in the Fund's shareholder report for the six months ended March 31, 1995 as previously filed electronically with the Securities and Exchange Commission (Accession No. 0000950156-95-000348).

          THE DATE OF THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE STATEMENT OF ADDITIONAL INFORMATION TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.


October 1, 1995                                                       T-CASAIS

                                             STATEMENT OF
                                             ADDITIONAL INFORMATION
                                             November 25, 1994

                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
------------------------------------------------------------------------------
TABLE OF CONTENTS                                                  Page
Investment Objective and Policies .......................            2
Investment Restrictions .................................           14
Trustees and Officers ...................................           16
Control Persons and Principal Holders of Securities .....           17
Investment Adviser and Administrator ....................           18
Custodian ...............................................           20
Service for Withdrawal ..................................           21
Determination of Net Asset Value ........................           22
Investment Performance ..................................           22
Taxes ...................................................           25
Principal Underwriter ...................................           27
Service Plan ............................................           28
Portfolio Security Transactions .........................           29
Other Information .......................................           31
Independent Certified Public Accountants ................           32
Tax Equivalent Yield Table ..............................           33
Financial Statements ....................................           34
Appendix ................................................           58

----------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV TRADITIONAL CALIFORNIA MUNICIPALS FUND (THE "FUND") DATED NOVEMBER 25, 1994, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
    The investment objective of EV Traditional California Municipals Fund (the "Fund"), which is a series of Eaton Vance Investment Trust (the "Trust"), is to provide current income exempt from both the regular Federal income tax and the California personal income tax. The Fund seeks to meet its investment objective by investing its assets in the California Tax Free Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as the Fund.

CALIFORNIA OBLIGATIONS
    The term California obligations refers to debt obligations issued by the State of California and its political subdivisions (for example, counties, cities, towns, districts and authorities), the interest on which is exempt from both regular Federal income tax and California personal income tax. Such obligations include bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of California obligations the interest on which is also exempt from all types of Federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. A fourth category of obligations subject to the alternative minimum tax is described in the Prospectus. In assessing the Federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a California obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of Boston Management and Research (the "Investment Adviser")) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. As of the date of this Statement of Additional Information, an obligation held by the Portfolio was in default. (See Portfolio of Investments in the Financial Statements included herein).

    The yields on California obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, California obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

  CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS
LIMITATION ON TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

    Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

    Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re- enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

    Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

    The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Appropriations subject to limitation were under the State limit by $1.2 billion for fiscal year 1987-88, $259 million for fiscal year 1988-89 and $1.6 billion for fiscal year 1989-90. State appropriations are expected to be $4.2 billion under the limit for fiscal year 1992-93.

    Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  OBLIGATIONS OF THE STATE OF CALIFORNIA
    As of July 1, 1994, the State had approximately $18.4 billion of general obligation bonds outstanding, and $5.2 billion remained authorized but unissued. In addition, at June 30, 1994, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt has gradually risen in recent years: from approximately $12.6 billion in fiscal year 1990-91 to about $15.9 billion in 1991-92 to approximately $17.6 billion in 1992-93 to about $18.4 billion in 1993-94. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

    As of the date of this Statement of Additional Information, general obligation bonds issued by the State of California are rated A1, A, A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.

  RECENT FINANCIAL RESULTS
    Since the start of the 1990-91 Fiscal Year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. The Department of Finance projects that non-farm employment levels will be stable in 1994 and show modest growth in 1995, but pre-recession job levels are not expected to be reached for several more years. Unemployment is expected to remain well above the national average through 1994. The Department of Finance foresees slow recovery from the recession in California beginning in 1994. Both the California and national economic recoveries are much weaker than in previous business cycles, and could be harmed by several factors, including rising interest rates.

    The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year is now expected to be only about $500 million. Thus the accumulated budget deficit at June 30, 1994 is now estimated by the Department of Finance to be approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.

    The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

    The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.0 billion of budget expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

    1993-94 BUDGET. The 1993-94 budget represents the third consecutive year of extremely difficult budget choices for the State, in view of the continuing recession. The budget act, signed on June 30, 1993, provides for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues are projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the budget act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus relieving State support obligations; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general State tax increases, but a 0.5% temporary State sales tax scheduled to expire on June 30 was extended for six months, and dedicated to support local government public safety costs.

    As part of the 1993-94 budget, the Governor implemented a plan to repay the accumulated $2.75 billion deficit in the Economic Uncertainties Fund over 18 months, funding the deficit with external borrowing maturing not later than December 31, 1994. About $1.6 billion of the deficit is scheduled to be repaid by June 30, 1994, with the balance paid by December 31, 1994. Taking this borrowing into account, the Department of Finance projects the Economic Uncertainties Fund would have a balance of about $600 million at June 30, 1994, and about $100 million at June 30, 1995.

    1994-95 BUDGET. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

    The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

    The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures.

    The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

    The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year.

    The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

  LEGAL PROCEEDINGS
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  ECONOMY
    California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $640 billion in 1992, accounts for about 13% of all personal income in the nation.

    Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. After the worst job losses of any post-war recession, employment is expected to stabilize by late 1993 before net employment starts to increase slowly. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. Unemployment is expected to average over 9% through 1993 and 1994. The State's economy is only expected to pull out of the recession slowly, once the national recovery has begun. The Department and the Commission project a stagnant economy in California until 1994. Delay in recovery will exacerbate shortfalls in State revenues.

  OTHER CONSIDERATIONS
    The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

    Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the state and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the state. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be underfunded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.

    Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

    Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

    Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.

    Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

    On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

    The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

OBLIGATIONS OF PUERTO RICO, VIRGIN ISLANDS AND GUAM. To the extent indicated in the Prospectus, the Portfolio may invest in obligations of the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The average annual unemployment rate for Puerto Rico declined from 21.4% in fiscal 1985 to 16.5% in fiscal 1992. The seasonally adjusted unemployment rate for August, 1994 was 14.5%, which is above the average for the United States, but down from 18.2% in August, 1993.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the Federal government. Most Federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the U.S. budget plan, several proposals reducing the Section 936 income tax credits were forwarded in the spring of 1993. Each proposal would require U.S. companies with operations in Puerto Rico to begin paying taxes on the earnings of the Puerto Rican divisions. Offsetting this somewhat would be a wage based credit of between 60% and 95%. There also would be a limit to the amount of passive investment income that would remain tax-exempt. The specifics of each of the proposals vary but the estimated revenues generated for the U.S. government would be between $3.4 billion over the next five years for the Senate version and $6.7 billion for the House version. A joint House-Senate Conference Committee will reconcile these versions and re-submit a final proposal to the House and Senate for consideration. The form of this proposal and its ultimate consequences for the Puerto Rican economy cannot be determined at this time. There can be no assurances that this or any future proposals will not harm the Puerto Rican economy, reduce Commonwealth tax collections or possibly lead to a downgrade of Puerto Rican debt by one of the rating agencies. Should this occur, the market value of any Puerto Rican obligations held by the Portfolio would decline.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans will vote on whether they wish to retain their Commonwealth status, become a state or establish an independent nation. The U.S. Congress would have to ratify an election of statehood. Should this occur, there could be an adverse impact on the Puerto Rican economy and/or the tax status of Puerto Rican bonds, which may be held by the Portfolio. The consequences of a vote for independence are indeterminable.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. Population, after reaching a peak of 110,800 in 1985, declined to 101,809 in 1990. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of April, 1993, unemployment stood at 2.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the Federal excise tax on rum exports. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under the North American Free Trade Agreement. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced budget deficits in fiscal years 1989 and 1990: in 1989 due to wage settlements with the unionized government employees, and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. There is currently no rated, unenhanced Virgin Islands debt outstanding.

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population, 133,000 in 1990, up 26% from the 1980 census level. The U.S. military is a key component of Guam's economy. The Federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. However, the Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee. Guam is also heavily reliant on tourists, particularly the Japanese. Unemployment was 3.2% in 1991. There is currently no rated, unenhanced Guam debt outstanding.

OTHER OBLIGATIONS OF PARTICULAR TYPES OF ISSUERS. The Portfolio may invest 25% or more of its total assets in California obligations of the same type. There could be economic, business or political developments which might affect all California obligations of a similar type. In particular, investments in certain of the bonds listed above might involve without limitation the following risks.

    California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

    Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. In October, 1992, the California Superior Court of Contra Costa County, in which Richmond is situated, dismissed a motion filed by the Trustee to force Richmond to start budgeting payments on the defaulted certificates of participation. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. On December 11, 1992 the judge in the case ruled that default of the certificates of participation were constitutional. After the State Legislature enacted certain "bail out" legislation effectively guaranteeing lease rental payments, refunding certificates were issued and the litigation was settled.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible Federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Pollution control and other industrial development bonds are issued by state or local agencies to finance various projects, including those of domestic steel producers, and may be backed solely by agreements with such companies. Domestic steel companies are expected to suffer the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as those imposed by anti-pollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings and this period of rationalization may not end until further legislative protection is provided through tariff price supports or mandatory import quotas, such as those recently enacted for certain specialty steel products.

    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured California obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    The Portfolio will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

WHEN-ISSUED SECURITIES
    New issues of California and other types of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. The Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when- issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, the banks may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income generated by certain bonds having demand features may not qualify as tax-exempt interest. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in Interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the price action of comparable put options. Interest income generated by certain bonds having put features may not qualify as tax-exempt interest.

FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates or for non-hedging purposes, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange.

FUTURES CONTRACTS ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities, the Portfolio will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on debt securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on debt securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees of the Portfolio.

    Positions taken in the futures markets for debt securities are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions on debt securities taken by the Portfolio will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on debt securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

FUTURES CONTRACTS ON SECURITIES INDICES. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the future positions is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of debt securities held by the Portfolio or debt securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by the Portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the securities held by the Portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

    On other occasions, the Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market to be less favorable than the prices that are currently available.

OPTIONS ON FUTURES CONTRACTS
    The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Portfolio may use options on futures contracts for bona fide hedging purposes as defined below, or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Portfolio purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Portfolio for the option. If market conditions do not favor the exercise of the option, the Portfolio's loss is limited to the amount of such premium and transaction costs paid by the Portfolio for the option.

    If the Portfolio writes a call (put) option on a futures contract, the Portfolio receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Portfolio gains the amount of the premium, which may partially offset unfavorable changes in the value of securities held or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of futures positions, the Portfolio's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    The Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, the Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolio to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.

PORTFOLIO TURNOVER
    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund will not:

     (1) Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

     (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (5) Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (6) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

     (7) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;

     (8) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);

     (9) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge;

    (10) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (12) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

    (13) Buy investment securities from or sell them to any of its officers or Trustees, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

    (14) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio (or the Portfolio's 80% investment policy with respect to municipal obligations described under "Investment Policies"), the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without the approval by the Fund or its other investors. Neither the Fund nor the Portfolio may invest more than 15% of its net assets (taken at current value) in the aggregate in restricted securities, securities for which there is no readily available market, repurchase agreements which have a maturity longer than seven days, and other illiquid securities; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund or the Portfolio may purchase call options on securities. The Fund and the Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it, would be so invested. Neither the Fund nor the Portfolio intend to invest in reverse repurchase agreements during the current fiscal year.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR") which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT, TRUSTEE
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES, TRUSTEE AND VICE PRESIDENT*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III, TRUSTEE
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
         02134

NORTON H. REAMER, TRUSTEE
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE, TRUSTEE
Director, Fiduciary Trust Company. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR, TRUSTEE
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER, PRESIDENT*
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected a Vice
  President of the Trust on December 17, 1990 and President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH, VICE PRESIDENT*
Vice President of Eaton Vance and EV, and of BMR since August 11, 1992, and employee of Eaton Vance since March 8, 1991. Fidelity Investments -- Portfolio Manager (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR, TREASURER*
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS, SECRETARY*
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS, ASSISTANT SECRETARY*
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the administrator, the Portfolio's contractual relationship with the investment adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization are paid by the Fund and other series of the Trust and the Portfolio, respectively. The Trustees of the Trust, as a group, received no fees from the Fund in their capacities as Trustees of the Trust for the period from the start of business, May 27, 1994, to the fiscal year ended September 30, 1994. The Trustees of the Portfolio, as a group, received aggregate fees of $9,257 and $20,517, respectively from the Portfolio in their capacities as Trustees of the Portfolio for the period from April 1, 1994 to the fiscal year ended September 30, 1994 and for the period from the start of business, May 3, 1993, to the fiscal year ended March 31, 1994. The Trustees also receive additional payments from other investment companies for which BMR provides investment advisory services or Eaton Vance provides investment advisory, administrative or management services for serving in similar capacities.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at October 31, 1994, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 31, 1994, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 31.2%, of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. In addition, Wheat First Securities Inc., Glen Allen, VA owned beneficially and of record 47.8% of the outstanding shares of the Fund and Elizabeth Thompson, Healdsburg, CA owned beneficially and of record 9.5% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person beneficially owns more than 5% of the Fund's outstanding shares.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

    The Portfolio pays BMR as compensation under the Investment Advisory Agreement a monthly fee equal to the aggregate of (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                       ANNUAL         DAILY
CATEGORY   DAILY NET ASSETS                          ASSET RATE    INCOME RATE
--------   ----------------                          ----------    -----------

   1       up to $500 million                          0.300%         3.00%
   2       $500 million but less than $1 billion       0.275%         2.75%
   3       $1 billion but less than $1.5 billion       0.250%         2.50%
   4       $1.5 billion but less than $2 billion       0.225%         2.25%
   5       $2 billion but less than $3 billion         0.200%         2.00%
   6       $3 billion and over                         0.175%         1.75%

    As at September 30, 1994, the Portfolio had net assets of $445,131,401. For the period from April 1, 1994 to the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period).

    The Investment Advisory Agreement with BMR remains in effect until February 28, 1995. It may be continued indefinitely thereafter so long as such continuance after February 28, 1995 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as administrator of the Fund, but receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For the period from the start of business, May 27, 1994, to the fiscal year ended September 30, 1994, $4,429 of the Fund's expenses were allocated to the Administrator.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes, Curtis H. Jones and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and of John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1994, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh and O'Connor and Ms. Sanders, who are officers or Trustees of the Trust and the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement and Eaton Vance's wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through Authorized Firms.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, Custodian of the Fund and the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portoflio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each investment company served by IBT is based upon a schedule of percentages applied to the aggregate assets of those investment companies managed by BMR or Eaton Vance, or affiliates thereof for which IBT serves as custodian, the fees so determined being then allocated among such investment companies relative to their size. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In addition, each investment company pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule. During the period from the start of business, May 27, 1994, to the fiscal year ended September 30, 1994, the Fund paid no custody fees to IBT. For the period from April 1, 1994 to the fiscal year ended September 30, 1994, the Portfolio paid IBT $66,016 and for the period of the start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid IBT $123,534.

                          SERVICES FOR ACCUMULATION

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

Invest-by-Mail -- for periodic share accumulation. Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time. The name of the shareholder and his account number should accompany each investment.

Bank Draft Investing -- for regular share accumulation. Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for Bank Draft Investing accounts.

Intended Quantity Investment -- Statement of Intention. If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current prospectus. Any investor considering signing a Statement of Intention should read it carefully.

Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Fund's current prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $80,000 of the Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested) which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current prospectus. Shares purchased (i) by an individual, his spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level.

    For any discount to be made available, at the time of purchase a purchaser or his Authorized Firm must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized
Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any designated amount based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may give rise to gain or loss for tax purposes. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value plus the applicable sales charge) will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of Fund shares would be disadvantageous because of the sales charge included in such purchases. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Draft Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for California obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most California obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Other assets are valued at fair value using methods determined in good faith by the Trustees. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Washington's Birthday, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (which includes the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. Yield calculations assume a maximum sales charge equal to 4.75% of the public offering price. Actual yields may be affected by variations in sales charges or investments. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. For the thirty-day period ended September 30, 1994 the yield of the Fund was 5.68%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.68% would be 8.69%, assuming a combined Federal and California tax rate of 34.70%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current prospectus). The Fund's distribution rate (calculated on September 30, 1994 and based on the Fund's monthly distribution paid September 30, 1994) was 5.86%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 6.02%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower distribution rate and effective distribution rate.

    The tables below indicate the total return (capital changes plus reinvestment of all distributions) on a hypo- thetical investment of $1,000 in the Fund covering the life of the Fund from May 27, 1994 through September 30, 1994.

                                            VALUE OF A $1,000 INVESTMENT

                                                                  TOTAL RETURN                TOTAL RETURN
                                                             EXCLUDING SALES CHARGE      INCLUDING SALES CHARGE
INVESTMENT   INVESTMENT   AMOUNT OF     VALUE OF INVESTMENT  -----------------------    -----------------------
  PERIOD        DATE      INVESTMENT        ON 9/30/94       CUMULATIVE   ANNUALIZED    CUMULATIVE   ANNUALIZED
----------   ----------   ----------    -------------------  ----------   ----------    ----------   ----------
Life of the
  Fund<F1>    5/27/94     $952.38<F2>       $957.10           0.50%<F3>      --          -4.28%<F3>      --

                                      PERCENTAGE CHANGES 5/27/94 -- 9/30/94

                           NET ASSET VALUE TO                          MAXIMUM OFFERING PRICE
                          NET ASSET VALUE WITH                         TO NET ASSET VALUE WITH
 FISCAL               ALL DISTRIBUTIONS REINVESTED                   ALL DISTRIBUTIONS REINVESTED
  YEAR        -----------------------------------------        ----------------------------------------
  ENDED       ANNUAL     CUMULATIVE      AVERAGE ANNUAL        ANNUAL     CUMULATIVE     AVERAGE ANNUAL
 ------       ------     ----------      --------------        ------     ----------     --------------
9/30/94*        --        0.50%<F3>           --                 --         -4.28%<F3>         --

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
---------

<F1> Investment operations began on May 27, 1994.
<F2> Initial investment less the current maximum sales charge of 4.75%.
<F3> If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    The Fund's total return may be compared to the Consumer Price Index and to the domestic securities indices of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g. Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information about the portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc.) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    The Portfolio's diversification by quality ratings as of August 31, 1994, was:

       RATING ASSIGNED BY              PERCENT OF
     MOODY'S, S&P OR FITCH           BOND HOLDINGS
     ---------------------           -------------
           Aaa or AAA                     38.6%
            Aa or AA                       6.6
               A                          22.9
           Baa or BBB                     18.2
            Ba or BB                       --
               B                           --
            Below B                        --
           Not rated                      13.7
                                         ------
             Total                       100.0%

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Advertisements and other material furnished to present and prospective shareholders may also compare the taxable equivalent yield of the Fund to after tax yields of certificates of deposits, bank money market deposit accounts and money market mutual funds over various Federal income tax brackets.

    The following table compares the after-tax yield of an investment in the Fund yielding a hypothetical 6.00% with the after-tax yield of a certificate of deposit yielding 3.25%. The tax brackets used in the table are the combined Federal and California personal income tax brackets: 20.10% for single filers with taxable income up to $22,750 and joint filers up to $38,000; 34.70% for single filers with taxable income from $22,751 to $55,100 and joint filers from $38,001 to $91,850; 37.90% for single filers with taxable income from $55,101 to $115,000 and joint filers from $91,851 to $140,000; 43.04% for single filers with taxable income from $115,001 to $250,000 and joint filers from $140,001 to $250,000; and 46.24% for single and joint filers with taxable income over $250,000. These brackets are calculated using 1994 Federal tax rates, the highest 1994 California state rate applicable at the upper portion of the brackets and assume that California taxes are deducted on the Federal income tax return. The applicable Federal tax rates within each of the combined brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income. An investor in the Fund with taxable income within these brackets may be subject to a lower combined tax rate than the combined rates shown, while an investor who does not itemize on his or her Federal income tax return may be subject to a higher combined tax rate. These brackets also do not take into account the phaseout of personal exemptions and limitation on deductibility of itemized deductions over certain ranges of income. Investors who are subject to such phaseout or limitation will have higher combined brackets than indicated above. See your tax adviser for additional information.

                                                                                     TAX BRACKET
                                                         20.10%          34.70%          37.90%         43.04%         46.24%
                                                     ---------------------------------------------------------------------------
  Tax free yield ...................................      6.00%           6.00%          6.00%           6.00%          6.00%
  Taxable equivalent ...............................      7.51            9.19           9.66           10.53          11.16
  Certificates of deposit:
    Yield ..........................................      3.25            3.25           3.25            3.25           3.25
    After-tax yield ................................      2.60            2.12           2.02            1.85           1.75

The Tax Free Yield Advantage
(43.04% combined tax bracket)

3.25% Certificate of deposit
3.25% Pretax yield
1.85% After-tax yield

6.00% Tax free investment
10.52% Taxable equivalent yield
6.00% Tax free yield

Example:
Two $100,000 investments ...
                   3.25% CD      6.00% Tax free
Pretax income:    $3,250.00      $6,000.00
Tax:              (1,398.80)     NONE
After-tax income: $1,851.20      $6,000.00

    The 1994 combined tax bracket takes into account Federal income tax rates for 1994 and the highest California State income tax rates for 1994 applicable to the bracket. Assuming the deductibility of state taxes on the Federal return, the bracket is 43.04% for single filers with taxable income from $115,001 to $250,000 and joint filers from $140,001 to $250,000. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income. Your actual bracket will vary depending on your income, exemptions and deductions. See your tax adviser for additional information. The chart is based on 3-month bank CDs (Source: The Wall Street Journal and Eaton Vance Management). Tax free yields are shown for illustration purposes only and are not meant to imply or predict any future rate of return for the Fund. See your financial adviser for the Fund's current yield and actual CD rates.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES

FEDERAL INCOME TAXES
    Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1994 (see the Notes to the Financial Statements). Because the Fund invests substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid Federal excise tax, the Code requires that the Fund distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided that the Fund qualifies as a regulated investment company for Federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and Federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular Federal income tax. For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the Federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their Federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under Federal tax legislation enacted in 1986, the Federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities, and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of original issue discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders, For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a regulated investment company.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. Any loss realized on the sale or exchange of shares which have been held for tax purposes for 6 months or less (or such shorter period as may be prescribed by Treasury regulations) will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares. In addition, a loss realized on a redemption of Fund shares will be disallowed to the extent the shareholder acquired other Fund shares within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions.

CALIFORNIA STATE AND LOCAL TAX MATTERS
    In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code and is exempt from Federal income tax, the Fund also will be exempt from the California corporate income and franchise tax.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on obligations the interest on which is exempt under either Federal or California law from taxation by the State of California, provided that at least 50% of the Portfolio's assets at the close of each quarter of its taxable year is invested in such obligations. Distributions from the Fund which are attributable to sources other than those in the preceding sentence will generally be taxable to such individual shareholders as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for California personal income tax purposes. In addition, distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

    Distributions of investment income and long-term and short-term capital gains from the Fund will not be excluded from taxable income in determining California corporate taxes for corporate shareholders. However, distributions of the Fund's net capital gains are treated as long-term capital gains for California corporate tax purposes. In addition, distributions may be includable in income subject to the alternative minimum tax. Shares of the Fund will not be subject to the California property tax.

    California tax law resembles Federal tax law in restricting the deductibility of interest on indebtedness incurred by shareholders to purchase shares and the allowance of losses realized by a shareholder upon the sale or redemption of shares.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Shares of the Fund may be continuously purchased at the public offering price through certain financial service firms ("Authorized Firms") which have agreements with Eaton Vance Distributors, Inc., the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase (see "Services for Accumulation").

    Subject to the applicable provisions of the Investment Company Act of 1940, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company.

    Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Fund), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. See "How to Buy Fund Shares" in the Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. The total sales charges for sale of shares of the Fund for the period from the start of business, May 27, 1994, to the fiscal year ended September 30, 1994 were $25,031, all of which was used to pay Authorized Firms.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefore by the Fund. For the period from the start of business, May 27, 1994, to the fiscal year ended September 30, 1994, the Fund made no payments to the Principal Underwriter for repurchase transactions.

                                 SERVICE PLAN

    In addition to the fees and expenses described herein under "Investment Adviser and Administrator," the Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the requirements of Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. Pursuant to such Rule, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Independent Trustees of the Trust, who have no direct or indirect financial interest in the Plan and by all of the Trustees of the Trust on behalf of the Fund. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1, but has chosen to have the Plan approved as if Rule 12b-1 were applicable.)

    The Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to commence accruing service fee payments during the quarter ending June 30, 1995.

    The Plan remains in effect through and including April 14, 1995, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time by vote of a majority of the Rule 12-b Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the Fund. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made.

    So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including California obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the period from April 1, 1994 to the fiscal year ended September 30, 1994 and for the period from the start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

                              OTHER INFORMATION

    The Trust, which is a Massachusetts business trust established in 1985, was originally called Eaton Vance California Municipals Trust. The Trust changed its name to Eaton Vance Investment Trust on April 28, 1992. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" in the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                          TAX EQUIVALENT YIELD TABLE

    The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax rates and California State income tax laws and tax rates applicable for 1994. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                                                   A FEDERAL AND CALIFORNIA STATE
                                            COMBINED                    TAX EXEMPT YIELD OF:
   SINGLE RETURN      JOINT RETURN        FEDERAL AND    4%      4.5%      5%       5.5%       6%     6.5%      7%
------------------ ------------------      CA STATE     ------------------------------------------------------------
       (TAXABLE INCOME<F1>)               TAX BRACKET<F2>        IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------     -----------   ------------------------------------------------------------
   Up to $ 22,750     Up to $ 38,000         20.10%     5.01%    5.63%    6.26%     6.88%    7.51%    8.14%    8.76%
$ 22,751-$ 55,100  $ 38,001-$ 91,850         34.70      6.13     6.89     7.66      8.42     9.19     9.95    10.72
$ 55,101-$115,000  $ 91,851-$140,000         37.90      6.44     7.25     8.05      8.86     9.66    10.47    11.27
$115,001-$250,000  $140,001-$250,000         43.04      7.02     7.90     8.78      9.66    10.53    11.41    12.29
    Over $250,000      Over $250,000         46.24      7.44     8.37     9.30     10.23    11.16    12.09    13.02

<F1> Net amount subject to Federal and California personal income tax after deductions and exemptions.
<F2> The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest California State rate applicable at the upper portion of these brackets and assume that taxpayers deduct California State income taxes paid on their Federal income tax returns. An investor with taxable income within these brackets may have a lower combined tax rate than the combined rate shown. Investors who do not itemize deductions on their Federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield.

Note: The Federal Income Tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including California State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $111,800. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $111,800 and joint filers with Adjusted Gross Income in excess of $167,700. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that EV Traditional California Municipals Fund will achieve any specific tax exempt yield. While it is expected that the Portoflio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

               ------------------------------------------------
                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
  -----------------------------------------------------------------------------
                             September 30, 1994
  -----------------------------------------------------------------------------
  ASSETS:
    Investment in California Tax Free Portfolio, at
      value (Note 1A) (identified cost, $1,472,966)                 $1,458,547
    Receivable for Fund shares sold                                  1,637,500
    Receivable from the Administrator (Note 4)                           4,429
    Deferred organization expenses (Note 1D)                            20,051
                                                                    ----------
        Total assets                                                $3,120,527
  LIABILITIES:
    Dividends payable                                  $ 4,991
    Accrued expenses                                    14,115
                                                       -------
        Total liabilities                                               19,106
                                                                    ----------
  NET ASSETS for 315,171 shares of beneficial interest
    outstanding                                                     $3,101,421
                                                                    ==========
  SOURCES OF NET ASSETS:
    Paid-in capital                                                 $3,118,502
    Accumulated net realized loss on investment and
      financial futures transactions
      (computed on the basis of identified cost)                        (2,512)
    Accumulated distribution in excess of net investment
      income                                                              (150)
    Unrealized depreciation of investments and financial
      futures contracts from Portfolio
      (computed on the basis of identified cost)                       (14,419)
                                                                    ----------
        Total                                                       $3,101,421
                                                                    ==========
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($3,101,421 / 315,171 shares of beneficial interest)             $ 9.84
                                                                     ======
  COMPUTATION OF OFFERING PRICE PER SHARE
    (100/95.25 of net asset value per share)                         $10.33
                                                                     ======
  On sales of $100,000 or more, the offering price is reduced.

                      See notes to financial statements

                           STATEMENT OF OPERATIONS
  ------------------------------------------------------------------------------
  For the period from the start of business, May 27, 1994, to September 30, 1994
  ------------------------------------------------------------------------------

  INVESTMENT INCOME (NOTE 1B):
    Interest income allocated from Portfolio                          $ 19,695
    Expenses allocated from Portfolio                                   (1,701)
                                                                      --------
        Net investment income from Portfolio                          $ 17,994
  Expenses --
      Amortization of organization expenses (Note 1D)    $ 1,499
      Legal and accounting services                          500
      Registration fees                                      495
      Printing and postage                                   372
      Miscellaneous                                        1,585
                                                         -------
        Total expenses                                   $ 4,451
    Deduct allocation of expenses to the
     Administrator (Note 4)                                4,429
                                                         -------
        Net expenses                                                        22
                                                                      --------
          Net investment income                                       $ 17,972
                                                                      --------
  REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
    Net realized gain (loss) from Portfolio --
      Investment transactions (identified cost
       basis)                                            $(1,477)
      Financial futures contracts                         (1,035)
                                                         -------
              Net realized loss                                       $ (2,512)
    Change in unrealized depreciation on investments                   (14,419)
                                                                      --------
        Net realized and unrealized loss                              $(16,931)
                                                                      --------
          Net increase in net assets from operations                  $  1,041
                                                                      ========

                      See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
  ------------------------------------------------------------------------------
  For the period from the start of business, May 27, 1994, to September 30, 1994
  ------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
    From operations --
      Net investment income                                        $   17,972
      Net realized loss on investments                                 (2,512)
      Change in unrealized depreciation of investments                (14,419)
                                                                   ----------
        Net increase in net assets from operations                 $    1,041
                                                                   ----------
    Distributions to shareholders (Note 2) --
      From net investment income                                   $  (17,972)
      In excess of net investment income                                 (150)
                                                                   ----------
        Total distributions to shareholders                        $  (18,122)
                                                                   ----------
    Transactions in shares of beneficial interest (Note 3) --
      Proceeds from sales of shares                                $3,194,230
      Net asset value of shares issued to shareholders in
        payment of distributions declared                               5,353
      Cost of shares redeemed                                         (81,081)
                                                                   ----------
        Increase in net assets from Fund share transactions        $3,118,502
                                                                   ----------
          Net increase in net assets                               $3,101,421
  NET ASSETS:
    At beginning of period                                             --
                                                                   ----------
    At end of period (including accumulated distributions in
     excess of net investment income of $150)                      $3,101,421
                                                                   ==========

                      See notes to financial statements

                             FINANCIAL HIGHLIGHTS
  ------------------------------------------------------------------------------
  For the period from the start of business, May 27, 1994, to September 30, 1994
  ------------------------------------------------------------------------------
  NET ASSET VALUE, beginning of period                                $10.000
                                                                      -------
  INCOME FROM OPERATIONS:
    Net investment income                                             $ 0.209
    Net realized and unrealized loss on investments                    (0.158)
                                                                      -------
      Total income from operations                                    $ 0.051
                                                                      -------
  LESS DISTRIBUTIONS:
    From net investment income                                        $(0.209)
    In excess of net investment income                                 (0.002)
                                                                      -------
      Total distributions                                              (0.211)
                                                                      -------
  NET ASSET VALUE, end of period                                      $ 9.840
                                                                      =======
  TOTAL RETURN\2/                                                       0.50%
  RATIOS/SUPPLEMENTAL DATA*:
    Net assets, end of period (000 omitted)                           $ 3,101
    Ratio of net expenses to average net assets\1/                      0.54%+
    Ratio of net investment income to average net assets                5.60%+

* For the period from the start of business, May 27, 1994, to September 30, 1994, the operating expenses of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

  NET INVESTMENT INCOME PER SHARE                                     $ 0.158
                                                                      =======
  RATIOS (As a percentage of average net assets):
        Expenses\1/                                                     1.92%+
        Net investment income                                           4.22%+

+    Computed on an annualized basis.


\1/ Includes the Fund's share of California Tax Free Portfolio's allocated expenses.
\2/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                      See notes to financial statements

                        -----------------------------
                        NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional California Municipals Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachuetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the California Tax Free Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (0.32% at September 30, 1994). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight- line basis over five years.

E. OTHER -- Investment transactions are accounted for on a trade date basis.

-------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocable realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gains distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

-------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business, May 27, 1994, to September 30, 1994, were as follows:
    Sales                                                 322,759
    Issued to shareholders electing to receive
     payments of distributions in Fund shares                 536
    Redemptions                                            (8,124)
                                                          -------
    Net increase                                          315,171
                                                          =======
-------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $4,429 of expenses related to the operation of the Fund were allocated to EVM.
     Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Trust's Principal Underwriter, receives a contingent deferred sales charge (CDSC) on shareholder redemptions made within 18 months of purchase, where the initial investment in the Fund was $1 million or more. EVD did not receive any CDSC during the period ended September 30, 1994. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to their respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note
5).

-------------------------------------------------------------------------------
(5) SERVICE PLAN
The Fund has adopted a Service Plan (the Plan) designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the sales charge rule of The National Association of Securities Dealers, Inc. The Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., (EVD) a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year which is attributable to shares sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. No provision for service fee payments was made for the period ended September 30, 1994.

     Certain of the officers and Trustees of the Funds are officers and directors of EVD.

-------------------------------------------------------------------------------
(6) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio for the period from the start of business, May 27, 1994, to September 30, 1994 aggregated $1,557,523 and $100,039, respectively.

                   INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Trustees and Shareholders of
Eaton Vance Investment Trust:

We have audited the accompanying statement of assets and liabilities of EV Traditional California Municipals Fund (one of the series constituting the Eaton Vance Investment Trust) as of September 30, 1994, and the related statements of operations, changes in net assets and the financial highlights for the period from the start of business, May 27, 1994, to September 30, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Traditional California Municipals Fund series of the Eaton Vance Investment Trust at September 30, 1994, the results of its operations, changes in its net assets and its financial highlights for the period from the start of business, May 27, 1994, to September 30, 1994, in conformity with generally accepted accounting principles.

                                         DELOITTE & TOUCHE LLP


Boston, Massachusetts
November 4, 1994

                                              CALIFORNIA TAX FREE PORTFOLIO
                                                 PORTFOLIO OF INVESTMENTS
                                                    SEPTEMBER 30, 1994
-------------------------------------------------------------------------------------------------------------------------
                                              TAX-EXEMPT INVESTMENTS - 100%
-------------------------------------------------------------------------------------------------------------------------
  Ratings (Unaudited)
  ----------------------------  Principal
                   Standard     Amount
  Moody's          & Poor's    (000 Omitted)    Security                                                        Value
-------------------------------------------------------------------------------------------------------------------------

                                                ESCROWED - 17.9%
  NR               AAA             $ 6,670      Redevelopment Agency of The City of Azusa, Single
                                                  Family Mortgage Revenue Refunding Bonds, 1992 Series
                                                  A, (Escrowed to Maturity), 6.875%, 10/1/12                 $  7,153,575
  NR               AAA               3,140      City of Bakersfield, Certificates of Participation
                                                  (Bakersfield Assisted Living Center), 0.00%, 4/15/21            494,550
  NR               NR                  130      City of Commerce Joint Powers Financing Authority, 1991
                                                  Revenue Bonds, Series A, (Multiple Projects Loan),
                                                  8.00%, 3/1/22                                                   150,475
  NR               AAA               3,255      Redevelopment Agency of the City of Duarte, Single
                                                  Family Mortgage Revenue Refunding Bonds, 1992 Series
                                                  B, (Escrowed To Maturity), 6.875%, 10/1/11                    3,450,300
  NR               BBB               2,000      City of Rancho Mirage Joint Powers Financing Authority,
                                                  Civic Center Revenue Bonds, Series 1991 A, 7.50%,
                                                  4/1/17                                                        2,267,500
  Aaa              AAA              14,285      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987  (Escrowed To
                                                  Maturity), 8.50%, 11/1/16                                    17,909,819
  Aaa              AAA              10,000      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987 (Escrowed to
                                                  Maturity), 8.125%, 7/1/16                                    12,062,500
  Aaa              AAA               6,000      County of Sacramento, California, Single Family
                                                  Mortgage Revenue Bonds  (GNMA Mortgage-Backed
                                                  Securities Program), Issue A of 1987 (Escrowed to
                                                  Maturity), 8.25%, 1/1/21                                      7,357,500
  Aaa              AAA               3,000      City and County of San Francisco, CA General Purpose
                                                  Sewer  Revenue Bonds,  Series 1991, Secondary
                                                  "Rites", (AMBAC), Variable, 10/1/21 <F3>                      3,480,000
  NR               BBB               1,575      Fontana Public Financing Authority, San Bernardino
                                                  County, California, Subordinate Lien Tax Allocation
                                                  Revenue Bonds, (North Fontana  Redevelopment
                                                  Project), 1991 Series A, 7.75%, 12/1/20                       1,823,063
  NR               BBB               2,000      Loma Linda, California Certificates of Participation,
                                                  Loma Linda  Redevelopment Agency, City Hall, 7.00%,
                                                  12/1/15                                                       2,137,500
  Aaa              AAA               6,400      Port of Oakland, California, Revenue Bonds, Series C,
                                                  (BIGI), 0.00%, 11/1/05                                        3,568,000
  NR               NR                3,200      Oceanside California Community Development Commission,
                                                  Tax Allocation 2nd Lien, 8.40%, 6/1/18                        3,456,000
  NR               NR                3,000      Poway Redevelopment Agency, CA. Paguay Redevelopment
                                                  Project,  Subordinated Tax Allocation Refunding,
                                                  Issue of 1991, 7.75%, 12/15/21                                3,476,250
  NR               BBB+              1,000      City of Upland, CA Certificates of Participation,
                                                  Police Building Construction Revenue Bonds, 8.20%,
                                                  8/1/16                                                        1,082,500
  NR               NR                4,000      Huntington Beach, Public Financing Authority, (Orange
                                                  County, California), 1988 Revenue Bonds, Series A,
                                                  (Huntington Beach Redevelopment Projects), 8.375%,
                                                  5/1/18                                                        4,505,000
  NR               NR                2,975      Sacramento-Yolo Port District Port Facilities
                                                  Improvement and Refunding Revenue Bonds (Sacramento
                                                  and Yolo Counties, California) 8.30%, 12/1/03                 3,328,281
                                                                                                             ------------
                                                                                                             $ 77,702,813
                                                                                                             ------------
                                                GENERAL OBLIGATION - 1.1%
  Aa               A+              $ 6,000      State of California Various Purpose General Obligation
                                                  Bonds, 4.75%, 9/1/23                                       $  4,477,500
  Aa               A+                  340      Government of Guam General Obligation Bonds, 1993
                                                  Series A, 5.375%, 11/15/13                                      287,725
                                                                                                             ------------
                                                                                                             $  4,765,225
                                                                                                             ------------
                                                HEALTH CARE - 0.8%
  NR               NR              $ 3,330      Banning, California Certificates of Participation (San
                                                  Georgonio Pass Convalescent Hospital), 9.50%, 12/1/11      $  3,463,200
                                                                                                             ------------
                                                HOSPITALS - 1.0%
  NR               BBB+            $ 2,700      City of Stockton, California, Health Facilities
                                                  Refunding Revenue Bonds (Dameron Hospital
                                                  Association), Series 1988, 8.30%, 12/1/14                  $  2,868,750
  NR               A                 1,500      Woodland, California, Hospital Revenue Certificates of
                                                  Participation, (Woodland Memorial Hospital), 8.20%,
                                                  8/1/15                                                        1,618,125
                                                                                                             ------------
                                                                                                             $  4,486,875
                                                                                                             ------------
                                                HOUSING - 4.6%
  Aa               A+              $ 2,500      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1987 Series A, 8.20%, 8/1/17                $  2,615,625
  Aa               A+                1,455      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1988 Series B, 8.60%, 8/1/19                   1,527,750
  Aa3              NR                   60      California Housing Finance Agency, Multifamily
                                                  Rehabilitation Bonds, 1983 Series A, 9.875%, 8/1/10              61,575
  Aa               A+                2,500      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1986 Series A, 8.10%, 8/1/16                   2,621,875
  A1               A+                2,000      California Housing Finance Agency, Multi-Unit Rental
                                                  Housing Revenue  Bonds II, 1992 Series B, 6.70%,
                                                  8/1/15                                                        2,020,000
  Aa               A+                3,835      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds,  1989 Series D, 7.375%, 8/1/11                 3,969,225
  Aa               A+                  840      California Housing Finance Agency, Home Mortgage
                                                  Revenue Bonds, 1991 Series A, 7.375%, 8/1/17                    854,700
  NR               NR                2,000      The Housing Authority of the County of Los Angeles, CA
                                                  Multifamily Housing Revenue Bonds (Corporate Fund for
                                                  Housing Projects), 1988 Series B, 10.50%, 12/1/29             2,087,500
  A                NR                  845      The Housing Authority of the County of Los Angeles, CA,
                                                  Single Family Mortgage Revenue Bonds, 1986 Issue A,
                                                  7.875%, 8/1/16                                                  873,519
  NR               A+                2,320      City of Oakland, California, Housing Finance Revenue
                                                  Bonds, Issue D-1, 7.10%, 1/1/10                               2,305,500
  NR               AAA                 980      County of Riverside, California, Single Family Mortgage
                                                  Revenue Bonds (GNMA), Issue A of 1991, 6.85%, 10/1/16         1,006,950
                                                                                                             ------------
                                                                                                             $ 19,944,219
                                                                                                             ------------
                                                INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL - 1.0%
  NR               BBB+            $ 4,500      Central Valley Financing Authority, CA Cogeneration
                                                  Project Revenue Bonds (Carson Ice-GenProject), 1993
                                                  Series, 6.20%, 7/1/20                                      $  4,072,500
  NR               NR                4,500      City of Long Beach, California, Industrial Development
                                                  Revenue Bonds (Kress Rehabilitation Project), 9.75%,
                                                  12/1/16 <F1><F2>                                                135,000
                                                                                                             ------------
                                                                                                             $  4,207,500
                                                                                                             ------------
                                                INSURED - 20.8%
  Aaa              AAA             $ 5,620      California Health Facilities Financing Authority,
                                                  Insured Health Facility Refunding Revenue Bonds,
                                                  (Catholic Healthcare West), 1994 Series B, 5.00%,
                                                  7/1/14                                                     $  4,650,550
  Aaa              AAA               4,000      California Health Facilities Financing Authority,
                                                  Insured Health Facility Refunding Revenue Bonds,
                                                  (Catholic Healthcare West), 1994 Series B, 5.00%,
                                                  7/1/21                                                        3,175,000
  Aaa              AAA               1,125      California Housing Finance Agency, Housing Revenue
                                                  Bonds,  (MBIA), (AMT), 7.00%, 8/1/23                          1,143,281
  Aaa              AAA               3,300      California Statewide Communities Development Authority,
                                                  Motion Picture and Television Fund, Step-Up Recovery
                                                  Floaters, (ABMAC), 5.68%, 1/1/24                              3,159,750
  Aaa              AAA               1,680      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/11                                                   569,100
  Aaa              AAA               1,800      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/12                                                   571,500
  Aaa              AAA               4,000      Castaic Union School District, Los Angeles County,
                                                  California, 1993 General Obligation Bonds, Series A,
                                                  0.00%, 5/1/18                                                   845,000
  Aaa              AAA               8,785      Culver City Redevelopment Financing Authority 1993 Tax
                                                  Allocation Refunding Revenue Bonds 4.60%, 11/1/20             6,544,825
  Aaa              AAA               5,000      East Bay Municipal Utility District (Alameda and Contra
                                                  Costa Counties, California), Water System
                                                  Subordinated Revenue Refunding Bonds, Series 1993B-2
                                                  "Yield Curve Notes,"
                                                  Variable, 6/1/08 <F3>                                         4,175,000
  Aaa              AAA               5,350      Fairfield Water Utility Improvement Project Refunding
                                                  Bonds, Series 1986 Certificates of Participation,
                                                  (FGIC), 0.00%, 4/1/04                                         3,082,938
  Aaa              AAA               8,000      Northern California Power Agency, Multiple Capital
                                                  Facilities Revenue Bonds, 1992 Series A, (RIBS),
                                                  (MBIA), Variable, 9/2/25 <F3>                                 8,090,000
  Aaa              AAA               6,500      Redevelopment Agency of the City of Oakland, CA,
                                                  Central District Redevelopment Project, Subordinated
                                                  Tax Allocation Bonds,  Series 1992A, (MBIA), 5.00%,
                                                  9/1/21                                                        5,191,875
  Aaa              AAA               2,000      Oro Loma Sanitary District (Alameda County,
                                                  California), Sewer Revenue Bonds of 1991, Series A,
                                                  (AMBAC), 8.55%, 10/1/06                                       2,385,000
  Aaa              AAA              10,000      Port of Oakland California, Revenue Bonds, Series A,
                                                  (AMT), (BIGI), 0.00%, 11/1/19                                 1,650,000
  Aaa              AAA               4,390      Poway Redevelopment Agency, CA Paguay Redevelopment
                                                  Project, Subordinated Tax Allocation Refunding Bonds,
                                                  Indexed Inverse Floating Bonds, Series 1993, (FGIC),
                                                  Variable, 12/15/06 <F3>                                       3,824,788
  Aaa              AAA               3,000      San Diego County, CA Water Authority, Water Revenue
                                                  Certificates of Participation, Residual Interest Tax-
                                                  Exempt Securities, (FGIC), Variable, 4/22/09 <F3>             2,737,500
  Aaa              AAA              10,000      Airports Commission City and County of San Francisco,
                                                  California, San Francisco International Airport,
                                                  Second Series Refunding  Revenue Bonds, Issue 2,
                                                  (MBIA), 6.75%, 5/1/13                                        10,312,500
  Aaa              AAA               4,000      San Mateo County Transit District, (San Mateo County,
                                                  California), Limited Tax Bonds, 1993 Series A,
                                                  (MBIA), 8.00%, 6/1/20                                         4,770,000
  Aaa              NR                5,650      San Mateo County Transit District, (San Mateo County,
                                                  California), Limited Tax Bonds, 1993 Series A,
                                                  (MBIA), 0.00%, 6/1/20                                         1,052,313
  Aaa              AAA               4,000      Redevelopment Agency of The City of Santa Clara,
                                                  Bayshore North Project, 1992 Tax Allocation Refunding
                                                  Bonds, (AMBAC), 7.00%,  7/1/10                                4,365,000
  Aaa              AAA              13,985      Certificates of Participation, (1990 Capital Project),
                                                  Visalia Unified School District, (MBIA), 0.00%, 12/1/17       2,866,925
  Aaa              AAA               2,000      Southern California Public Power Authority Power
                                                  Project Revenue Refunding Bonds, "Inverse Floaters,"
                                                  (FGIC), Variable, 7/1/12 <F3>                                 1,597,500
  Aaa              AAA               5,000      Los Angeles County, CA Capital Asset Leasing
                                                  Corporation Lease Revenue Bonds (1992 Master
                                                  Refunding Project), County of Los Angeles, "Yield
                                                  Enhancement Securities," (AMBAC), Variable, 12/1/08           4,956,250
  Aaa              AAA               2,670      Regents of the University of California, Refunding
                                                  Revenue Bonds, (Multiple Purpose Projects), 1993
                                                  Series B, (MBIA), 4.75%, 9/1/21                               2,022,524
  Aaa              AAA               8,000      Vallejo Sanitation and Flood Control District, (Solano
                                                  County, California), Certificates of Participation
                                                  (Financing Projects), Series 1993, (FGIC), 5.00%, 7/
                                                  1/19                                                          6,560,000
                                                                                                             ------------
                                                                                                             $ 90,299,119
                                                                                                             ------------
                                                LEASE REVENUE/CERTIFICATES OF PARTICIPATION - 27.0%
  A1               A-              $13,110      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.00%, 6/1/23                        $ 10,143,863
  A1               A-               14,275      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.50%, 6/1/14                          12,419,250
  A1               A-                3,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series A, (Various University of
                                                  California Projects), 5.50%, 6/1/10                           2,681,250
  A1               A-                3,500      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series D (California State Prison-Susanville),
                                                  5.375%, 6/1/18                                                2,926,875
  A1               A-                7,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series B, (Various University of
                                                  California Projects), 5.25%, 6/1/20                           5,731,250
  A1               A-               14,325      State Public Works Board of the State of California
                                                  Lease Revenue Bonds (The Regents of the University of
                                                  California), 1993 Series B, (Various University of
                                                  California Projects), 5.50%, 6/1/19                          12,194,156
  A1               A-                7,000      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series E (California State Prison-Madera County
                                                  (II)), 5.50%, 6/1/19                                          5,941,250
  A1               A-                2,690      State Public Works Board of the State of California
                                                  Lease Revenue Bonds, (Department of Corrections),
                                                  1993 Series E (California State Prison-Madera County
                                                  (II)), 5.50%, 6/1/15                                          2,313,400
  Aaa              AAA              16,850      California Statewide Communities Development Authority,
                                                  Certificates of Participation, The Trustees of the J.
                                                  Paul Getty Trust, 5.00%, 10/1/23                             13,501,063
  Aaa              AAA               3,460      California Statewide Communities Development Authority,
                                                  Certificates of Participation, The Trustees of the J.
                                                  Paul Getty Trust, 5.00%, 10/1/12                              2,919,375
  Baa1             NR                2,000      Certificates of Participation, City of Duarte,
                                                  California, City of Hope National Medical Center,
                                                  6.25%, 4/1/23                                                 1,840,000
  A                BBB+              2,750      Certificates of Participation (1991 Civic Center
                                                  Improvement Project), City of Inglewood, California,
                                                  7.00%, 8/1/19                                                 2,760,313
  A                A                 9,060      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 5.50%, 9/1/21            7,599,075
  A                A                 4,585      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 9/1/12            1,358,306
  A                A                 4,865      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/14            1,289,225
  A                A                 4,590      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/15            1,136,025
  A                A                 3,100      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/20              527,000
  A                A                 1,000      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/16              228,750
  A                A                 1,925      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/17              406,656
  A                A                 5,000      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 9/1/17            1,018,750
  A                A                 5,370      Certificates of Participation (1993 Disney Parking
                                                  Project), County of Los Angeles, CA, 0.00%, 3/1/18            1,060,575
  NR               NR                7,000      Los Angeles County Capital Asset Leasing Corporation
                                                  Certificates of Participation, County of Los Angeles
                                                  (Marina del Rey), CA Series A, 6.50%, 7/1/08                  6,728,750
  NR               NR                1,500      Los Angeles County Capital Asset Leasing Corporation
                                                  Certificates of Participation, County of Los Angeles
                                                  (Marina del Rey), CA Series A, 6.25%, 7/1/03                  1,481,250
  A1               A                 7,915      Certificates of Participation (Multiple Capital
                                                  Facilities Project I), County Los Angeles, CA, 7.00%,
                                                  6/1/09                                                        8,182,131
  Aa               AA                2,700      Orange County, CA Water District, Revenue Certificates
                                                  of Participation, Series 1993A, 5.00%, 8/15/18                2,224,125
  NR               A1                2,360      Richmond, CA Joint Powers Financing Authority Revenue
                                                  Bonds, 1990 Series B, 7.00%, 5/15/07                          2,430,800
  Aa               A+                3,000      Sacramento, CA City Financing Authority, Lease Revenue
                                                  Refunding Bonds, Series 1993 B, 5.40%, 11/1/20                2,535,000
  Baa1             A-                2,375      City of San Luis Obispo, CA Capital Improvement Board
                                                  Lease Revenue Bonds, (Capital Improvement Projects),
                                                  8.25%, 6/1/06                                                 2,502,656
  NR               BBB               1,000      Association of Bay Area Governments Revenue Bonds,
                                                  Watsonville  Mammoth Lakes, California, Certificates
                                                  of Participation, Series B 7.875%, 6/1/11                     1,051,250
                                                                                                             ------------
                                                                                                             $117,132,369
                                                                                                             ------------
                                                MISCELLANEOUS - 3.7%
  A                NR              $ 5,445      Association of Bay Area Governments Revenue Bonds, CA
                                                  Municipal Financing Pool, 8.05%, 9/1/10<F4>                $  5,866,988
  NR               NR                6,500      VRDC-IVRC Trust, Series 1993 F, Variable, 6/29/00 <F4>          6,061,250
  NR               NR                5,000      VRDC-IVRC Trust, Series 1994 C, Variable, 5/13/03 <F3>          4,050,000
                                                                                                             ------------
                                                                                                             $ 15,978,238
                                                                                                             ------------
                                                SPECIAL TAX REVENUE - 6.5%
  NR               NR              $ 2,190      City of Fairfield Limited Obligation Refunding
                                                  Improvement Bonds, Green Valley Road-Mangels
                                                  Boulevard Extension Assessment District, (North
                                                  Cordelia Improvement District) (Reassessment and
                                                  Refunding of 1993) (Solano County, California),
                                                  7.375%, 9/2/18                                             $  2,266,650
  NR               NR                1,015      City of Fairfield, CA, Green Valley Road -- Mangels
                                                  Boulevard, Extension Assessment District, (North
                                                  Cordelia Improvement District),  (Series 1990),
                                                  8.00%, 9/2/11                                                 1,031,494
  NR               NR                3,000      Lincoln, CA,  Unified School District, Community
                                                  Facilities District Number 1, Special Tax, Series
                                                  1992A, 7.625%, 9/1/21                                         3,135,000
  Baa              NR               15,630      Pleasanton, CA,  Joint Powers Financing Authority
                                                  Reassessment Revenue Bonds, 1993 Series
                                                  A 6.15%, 9/2/12                                              14,535,900
  NR               NR                2,750      Series A of 1992 Special Tax Bonds of Community
                                                  Facilities District No. 87-5B (Rancho Santa
                                                  Margarita) of the County of Orange, CA,
                                                  7.50%, 8/15/17                                                3,152,187
  NR               NR                3,000      Community Facilities District Number 88-12 of the
                                                  County of Riverside, Series 1992 Special Tax Bonds,
                                                  7.55%, 9/1/17                                                 3,007,500
  NR               NR                1,065      California Community Facilities, District 88-4 of the
                                                  County of Riverside, CA, Winchester Ranch,
                                                   8.20%, 9/1/14                                                1,054,350
                                                                                                             ------------
                                                                                                             $ 28,183,081
                                                                                                             ------------
                                                TAX ALLOCATION - 9.9%
  NR               BBB+            $ 2,500      Community Redevelopment Agency of the City of Buena
                                                  Park, Central Business District Redevelopment
                                                  Project,Tax Allocation Refunding Bonds, Series 1992A
                                                  (County of Orange, California), 7.10%, 9/1/14              $  2,500,000
  NR               NR                2,970      City of Commerce, CA Joint Powers Financing Authority,
                                                  1991 Revenue Bonds, Series A, (Multiple Projects
                                                  Loan), 8.00%, 3/1/22                                          3,096,225
  NR               BBB               5,000      County of Contra Costa, CA Public Financing Authority,
                                                  1992 Tax Allocation Revenue Bonds, Series A,
                                                  (Pleasant Hill, North Richmond, West Pittsburgh and
                                                  Oakley Redevelopment Project Areas), 7.10%, 8/1/22            5,006,250
  NR               BBB               3,910      Fontana Public Financing Authority (San Bernardino
                                                  County, California), 1991 Tax Allocation Revenue,
                                                  (Downtown Redevelopment Project), 7.00%, 9/1/21               3,841,575
  NR               BBB               7,220      Fontana Redevelopment Agency, Jurupa Hills
                                                  Redevelopment Project Area, Refunding Tax Allocation
                                                  Bonds, 1992 Series A, 7.00%, 10/1/14                          7,120,725
  NR               BBB               3,500      Inglewood Redevelopment Agency, (City of Inglewood, Los
                                                  Angeles County, California), Century Redevelopment
                                                  Project, 1993 Tax Allocation Bonds, Series A, 6.125%,
                                                  7/1/23                                                        3,040,625
  NR               BBB+              2,500      Redevelopment Agency of the City of Pittsburg,
                                                  California, Avenue  Community Facilities District No.
                                                  1990-1, Subordinated Tax Allocation  Revenue Bonds,
                                                  7.40%, 8/15/20                                                2,550,000
  NR               BBB                 600      City of Rancho Mirage, CA Joint Powers Financing
                                                  Authority, Civic Center Revenue Bonds, Series 1991A,
                                                  7.50%, 4/1/17                                                   636,000
  NR               BBB+              3,000      Rialto Redevelopment Agency, Rialto, California
                                                  Subareas A and B, Industrial Redevelopment Tax
                                                  Allocation Bonds, Series 1993A, 6.00%, 9/1/23                 2,643,750
  NR               BBB               2,500      Redevelopment Agency of the County of Riverside, CA,
                                                  Redevelopment Project No. 4, Tax Allocation Bonds,
                                                  1991 Series A, 7.50%, 10/1/26                                 2,568,750
  NR               BBB               5,605      San Carlos Redevelopment Agency, San Carlos, CA
                                                  Redevelopment Project, 1991 Tax Allocation Bonds,
                                                  Series A, 7.10%, 9/1/17                                       5,583,981
  NR               NR                1,400      Community Development Agency of The City of Simi
                                                  Valley, CA 1988  Commercial Mortgage Revenue
                                                  Refunding Bonds, (Sycamore Plaza II), 8.20%, 9/1/12           1,421,000
  Baa1             BBB+              3,000      Westminster Redevelopment Agency, Westminster, CA
                                                  Commercial Redevelopment, Project No. 1, 1991 Tax
                                                  Allocation Bonds, Series A, 7.30%, 8/1/21                     3,052,500
                                                                                                             ------------
                                                                                                             $ 43,061,381
                                                                                                             ------------
                                                TRANSPORTATION - 3.0%
  NR               BBB             $ 1,750      Guam Airport Authority, General Revenue Bonds 1993
                                                  Series B, 6.60%, 10/1/10                                   $  1,730,313
  Aa               AA-               6,000      City of Long Beach, CA Harbor Revenue Bonds, Series
                                                  1989 A, 7.25%, 5/15/19                                        6,412,500
  A1               A-                1,400      County of Orange, California Airport Revenue Bonds,
                                                  Series 1987, 8.125%, 7/1/16                                   1,513,750
  Baa1             BBB+              1,500      Stockton Port District, San Joaquin County, California,
                                                  Port Facilities Improvement Revenue Bonds, Series A
                                                  1989, 7.95%, 1/1/05                                           1,591,875
  Baa1             BBB+              1,500      Stockton Port District, San Joaquin County, California,
                                                  Port Facilities Improvement Revenue Bonds, Series A
                                                  1989, 8.10%, 1/1/14                                           1,623,750
                                                                                                             ------------
                                                                                                             $ 12,872,188
                                                                                                             ------------
                                                UTILITIES - 0.4%
  Aa               AA-             $ 7,070      Southern California Public Power Authority,
                                                  Transmission Project Revenue, Subordinate Refunding
                                                  Bonds, 0.00%, 7/1/15                                       $  1,740,988
                                                                                                             ------------
                                                WATER AND SEWER - 2.3%
  Baa              BBB+            $ 6,575      Improvement District M of the Mojave Water Agency, CA
                                                  General Obligation Bonds (Morongo Basin Pipeline
                                                  Project) Election of 1990, Series 1992 6.60%, 9/1/22       $  6,369,530
  NR               BBB               3,190      Certificates of Participation (Rehabilitation Project),
                                                  Series 1992, Orange Cove, CA Irrigation District,
                                                  6.625%, 2/1/17                                                3,106,262
  Aa               AA                2,100      Public Utilities Commission of the City and County of
                                                  San Francisco, CA San Francisco, Water Revenue Bonds,
                                                  1991 Series A, 0.00%, 11/1/19                                   420,000
                                                                                                             ------------
                                                                                                             $  9,895,792
                                                                                                             ------------
                                                    TOTAL INVESTMENTS (identified cost, $443,555,727)        $433,732,988
                                                                                                             ============

<F1>Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
<F2>Non-income producing security.
<F3>The above designated securities have been issued as inverse floater bonds.
<F4>At September 30, 1994, the market value of securities segregated to cover margin requirements on open financial futures contracts amounted to $5,866,988.


The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1994, 20.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.8% to 7.9% of total investments.

                       See notes to financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1994
--------------------------------------------------------------------------------
  ASSETS:
    Investments, at value (Note 1A)
      (identified cost, $443,555,727)                             $433,732,988
    Cash                                                                   968
    Receivable for investments sold                                 15,227,312
    Interest receivable                                              7,850,593
    Deferred organization expenses (Note 1D)                            20,188
                                                                  ------------
        Total assets                                              $456,832,049
  LIABILITIES:
    Demand note payable (Note 5)                    $2,051,000
    Payable for investments purchased                9,610,518
    Payable for daily variation margin on open
    financial futures contracts (Note 1E)               26,750
    Payable to affiliates --
      Custodian fee                                      5,394
      Trustees' fees                                     4,664
    Accrued expenses                                     2,322
                                                    ----------
        Total liabilities                                           11,700,648
                                                                  ------------
  NET ASSETS applicable to investors' interest
    in Portfolio                                                  $445,131,401
                                                                  ============

  SOURCES OF NET ASSETS:
    Net proceeds from capital contributions and
      withdrawals                                                 $454,477,330
    Unrealized depreciation of investments and
    financial futures contracts (computed on
    the basis of identified cost)                                   (9,345,929)
                                                                  ------------
        Total                                                     $445,131,401
                                                                  ============

                       See notes to financial statements

                           STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                        Year Ended
                                             ----------------------------------
                                                September 30,        March 31,
                                                   1994**              1994*
                                                -------------       -----------
  INVESTMENT INCOME:
    Interest income                            $  15,258,588       $ 27,592,136
                                               -------------       ------------
    Expenses --
      Investment adviser fee (Note 2)          $   1,141,013       $  2,149,273
      Compensation of Trustees not members of
      the Investment Adviser's organization            9,257             20,517
      Custodian fee (Note 2)                          66,016            123,534
      Legal and accounting services                   37,203              4,765
      Bond pricing                                    10,841              --
      Amortization of organization expense
       (Note 1D)                                       2,820              5,132
      Printing and postage                             2,327              --
      Miscellaneous                                   45,742            105,817
                                               -------------       ------------
        Total expenses                         $   1,315,219       $  2,409,038
                                               -------------       ------------
            Net investment income              $  13,943,369       $ 25,183,098
                                               -------------       ------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
    Net realized gain (loss) --
      Investment transactions
       (identified cost basis)                 $ (10,433,249)      $ 11,001,552
      Financial futures contracts                   (191,417)           (25,031)
                                               -------------       ------------
          Net realized gain (loss)
           on investments                      $ (10,624,666)      $ 10,976,521
                                               -------------       ------------
    Change in unrealized appreciation
     (depreciation) --
      Investments                              $    (641,524)      $(34,472,972)
      Financial futures contracts                   (300,547)           340,645
                                               -------------       ------------
          Change in net unrealized
           depreciation                        $    (942,071)      $(34,132,327)
                                               -------------       ------------
            Net realized and unrealized
              loss on investments              $ (11,566,737)      $(23,155,806)
                                               -------------       ------------
              Net increase in net assets
               from operations                 $   2,376,632       $  2,027,292
                                               =============       ============

 *For the period from the start of business, May 3, 1993 to March 31, 1994. **For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        Year Ended
                                             -----------------------------------
                                               September 30,        March 31,
                                                   1994**            1994*
                                               -------------        ----------
  INCREASE (DECREASE) IN NET ASSETS:
    From operations --
      Net investment income                   $ 13,943,369       $ 25,183,098
      Net realized gain (loss) on
       investment transactions                 (10,624,666)        10,976,521
      Change in unrealized depreciation
       of investments                             (942,071)       (34,132,327)
                                              ------------       ------------
        Net increase in net assets
         from operations                      $  2,376,632       $  2,027,292
                                              ------------       ------------
    Capital transactions --
      Contributions                           $ 24,605,354       $553,867,973
      Withdrawals                              (49,109,598)       (88,736,272)
                                              ------------       ------------
        Increase (decrease) in net assets
         resulting from capital transactions  $(24,504,244)      $465,131,701
                                              ------------       ------------
          Total increase (decrease)
           in net assets                      $(22,127,612)      $467,158,993
  NET ASSETS:
    At beginning of period                     467,259,013            100,020
                                              ------------       ------------
    At end of period                          $445,131,401       $467,259,013
                                              ============       ============
   * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).


-------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
-------------------------------------------------------------------------------
                                                       Year Ended
                                           -----------------------------------
                                             September 30,        March 31,
                                                 1994**              1994*
                                             -------------        ---------
  RATIOS (As a percentage of average
   daily net assets):
    Expenses                                     0.57%+             0.55%+

    Net investment income                        6.09%+             5.72%+
  PORTFOLIO TURNOVER                               40%                91%
 + Computed on an annualized basis.
 * For the period from the start of business, May 3, 1993 to March 31, 1994. ** For the six months ended September 30, 1994 (Note 7).

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
California Tax Free Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on May 3, 1993, with the acquisition of investments with a value of $443,306,944, including unrealized appreciation of $25,728,469, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. OTHER -- Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six month period ended September 30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994, the annualized fee was equivalent to 0.50% and 0.49%, respectively, of the Portfolio's average daily net assets for such periods and amounted to $1,141,013 and $2,149,273, respectively. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $152,125,477 and $167,496,202, respectively, for the six month period ended September 30, 1994 and $473,482,645 and $434,621,382, respectively, for the year ended March 31, 1994.

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of investments owned at September 30, 1994, as computed on a federal income tax basis, were as follows:

     Aggregate cost                            $443,555,727
                                               ============
     Gross unrealized depreciation             $ 19,459,073
     Gross unrealized appreciation                9,636,334
                                               ------------
     Net unrealized depreciation               $  9,822,739
                                               ============

--------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. As of September 30, 1994 the Portfolio had an outstanding loan balance of $2,051,000.

--------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 1994 is as follows:

FUTURES CONTRACTS                                          NET UNREALIZED
 EXPIRATION DATE          CONTRACTS        POSITION         APPRECIATION
-----------------         ---------        --------        ---------------
     12/94       107 U.S. Treasury Bonds     Short             $476,810
                                                               ========
At September 30, 1994 the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR
The Portfolio changed its fiscal year end from March 31, to September 30, effective September 30, 1994.

                         INDEPENDENT AUDITORS' REPORT
  ------------------------------------------------------------------------------
  To the Trustees and Investors of
  California Tax Free Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of California Tax Free Portfolio as of September 30, 1994, and the related statements of operations, the statements of changes in net assets and the supplementary data for the six months ended September 30, 1994 and for the period from the start of business, May 3, 1993, to March 31, 1994. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Tax Free Portfolio at September 30, 1994, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                          DELOITTE & TOUCHE LLP


  Boston, Massachusetts
  November 4, 1994

                                   APPENDIX

                     DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.


MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



---------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 365 days.

Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                       STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

Standard & Poor's commercial paper ratings are a current assessments of the likelihood of timely payment of debts considered short-term in the relevant market.

    A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short term debt obligations with doubtful capacity for payment.

    D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F- 1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

INVESTMENT ADVISER OF                                             [LOGO]
CALIFORNIA TAX FREE PORTFOLIO                  EV TRADITIONAL
Boston Management and Research
24 Federal Street                              CALIFORNIA
Boston, MA 02110
                                               MUNICIPALS FUND
ADMINISTRATOR OF
EV TRADITIONAL CALIFORNIA
MUNICIPALS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265                                 STATEMENT OF

CUSTODIAN                                      ADDITIONAL
Investors Bank & Trust Company
24 Federal Street                              INFORMATION
Boston, MA 02110

TRANSFER AGENT                                 NOVEMBER 25, 1994
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



EV TRADITIONAL CALIFORNIA
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                  T-CASAI

                                    PART C

                              OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

          (A) FINANCIAL STATEMENTS

                 INCLUDED IN PART A:
                     For EV Classic California Municipals Fund:

                     Financial Highlights for the six months ended March 31,
                       1995 (Unaudited), for the six months ended September 30, 1994 and for the period from the start of business, December 3, 1993, to March 31, 1994.

                     For EV Marathon California Municipals Fund:

                     Financial Highlights for the six months ended March 31,
                       1995 (Unaudited), for the six months ended September 30, 1994, for the two years ended March 31, 1994, for the six months ended March 31, 1992, for the five years ended September 30, 1991 and for the period from the start of business, December 19, 1985, to September 30, 1986.

                     For EV Traditional California Municipals Fund:

                     Financial Highlights for the six months ended March 31,
                       1995 (Unaudited) and for the period from the start of business, May 27, 1994, to September 30, 1994.

                 INCLUDED IN PART B:
                    INCORPORATED BY REFERENCE TO THE SEMI-ANNUAL REPORTS FOR THE FUNDS, EACH DATED MARCH 31, 1995, FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940


                    FOR EV CLASSIC CALIFORNIA MUNICIPALS FUND (ACCESSION NO.
                     0000950156-95-000347)

                    EV MARATHON CALIFORNIA MUNICIPALS FUND (ACCESSION NO.
                     0000950156-95- 000349)

                    EV TRADITIONAL CALIFORNIA MUNICIPALS FUND (ACCESSION NO.
                     0000950156-95- 000348)


                    Financial Statements for the above-referenced Funds for the time periods set forth in each Fund's Semi-Annual Report are as follows:


                        Statement(s) of Assets and Liabilities as of March 31,
                         1995 (Unaudited)
                        Statement(s) of Operations (Unaudited)
                        Statement(s) of Changes in Net Assets (Unaudited) Financial Highlights (Unaudited)
                        Notes to Financial Statements (Unaudited)

                    Financial Statements for CALIFORNIA TAX FREE PORTFOLIO are
                      as follows:

                        Portfolio of Investments as of March 31, 1995
                         (Unaudited)
                        Statement of Assets and Liabilities as of March 31, 1995
                         (Unaudited)
                        Statement of Operations for the six months ended March
                         31, 1995 (Unaudited)
                        Statements of Changes in Net Assets for the six months
                         ended March 31, 1995 (Unaudited) and for the six months ended September 30, 1994
                        Supplementary Data for the six months ended March 31,
                         1995 (Unaudited), for the six months ended September 30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994
                        Notes to Financial Statements (Unaudited)

                    FOR EV CLASSIC CALIFORNIA MUNICIPALS FUND
                    EV MARATHON CALIFORNIA MUNICIPALS FUND
                    EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

                    Financial Statements for the above-referenced Funds for the time periods set forth in each Fund's Annual Report dated September 30, 1994 are as follows:

                        Statement(s) of Assets and Liabilities
                        Statement(s) of Operations
                        Statement(s) of Changes in Net Assets
                        Financial Highlights
                        Notes to Financial Statements
                        Independent Auditors' Report

                      Financial Statements for CALIFORNIA TAX FREE PORTFOLIO are
                        as follows:

                        Portfolio of Investments as of September 30, 1994 Statement of Assets and Liabilities as of September 30,
                         1994
                        Statement of Operations for the six months ended
                         September 30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994
                        Statements of Changes in Net Assets for the six months
                         ended September 30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994
                        Supplementary Data for the six months ended September
                         30, 1994 and for the period from the start of business, May 3, 1993 to March 31, 1994
                        Notes to Financial Statements
                        Independent Auditors' Report

          (B) EXHIBITS:

          (1)(a) Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated January 11, 1993, filed herewith.

             (b) Amendment and Restatement of Establishment and Designation of Series dated June 19, 1995 filed herewith.


          (2)(a)     By-Laws as amended October 21, 1987 filed herewith.


             (b) Amendment to By-Laws of Eaton Vance Municipals Trust dated December 13, 1993 filed herewith.

          (3)        Not applicable

          (4)        Not applicable

          (5)        Not applicable


          (6)(a)(1) Amended Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Classic series) and Eaton Vance Distributors, Inc. with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.

                (2) Amended Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Marathon series) and Eaton Vance Distributors, Inc. with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.

                (3) Amended Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Traditional series) and Eaton Vance Distributors, Inc. with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.

             (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

             (c) Schedule of Dealer Discounts and Sales Charges filed as Exhibit (6)(c) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.


          (7) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994)


          (8) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed herewith.

          (9)(a) Amended Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series) and Eaton Vance Management with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.

             (b)     Transfer Agency Agreement dated June 7, 1989 filed as
                     Exhibit 9(d) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

             (c) Amendment to Transfer Agency Agreement dated February 1, 1993 filed as Exhibit 9(e) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

         (10)        Not applicable

         (11)(a) Consent of Independent Certified Public Accountants for EV Classic California Municipals Fund filed herewith.

             (b) Consent of Independent Certified Public Accountants for EV Marathon California Municipals Fund filed herewith.

             (c) Consent of Independent Certified Public Accountants for EV Traditional California Municipals Fund filed herewith.

         (12)        Not applicable

         (13)        Not applicable

         (14)        Not applicable


         (15)(a) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust (on behalf of its Classic Series) dated January 27, 1995 with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.

             (b) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust (on behalf of its Marathon series) dated June 19, 1995 with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.

             (c) Amended Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust (on behalf of its Traditional series) dated June 19, 1995 with attached schedules (including Amended Schedule A dated September 29, 1995) filed herewith.


         (16) Schedules for Computation of Performance Quotations filed herewith.

         (17)(a) Power of Attorney for Eaton Vance Municipals Trust dated December 29, 1993 filed herewith.

             (b) Power of Attorney for Alabama Tax Free Portfolio, Arizona Tax Free Portfolio, Arkansas Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Florida Tax Free Portfolio, Georgia Tax Free Portfolio, Kentucky Tax Free Portfolio, Louisiana Tax Free Portfolio, Maryland Tax Free Portfolio, Massachusetts Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, Mississippi Tax Free Portfolio, Missouri Tax Free Portfolio, National Municipals Portfolio, New Jersey Tax Free Portrfolio, New York Tax Free Portfolio, North Carolina Tax Free Portfolio, Ohio Tax Free Portfolio, Oregon Tax Free Portfolio, Pennsylvania Tax Free Portfolio, Rhode Island Tax Free Portfolio, South Carolina Tax Free Portfolio, Tennessee Tax Free Portfolio, Texas Tax Free Portfolio, Virginia Tax Free Portfolio and West Virginia Tax Free Portfolio dated December 29, 1993 filed herewith.


             (c) Power of Attorney for California Tax Free Portfolio dated June 19, 1995 filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                       (1)                                    (2)
                  TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
          Shares of beneficial interest              as of August 31, 1995

  EV Marathon Alabama Tax Free Fund                          2,129
  EV Classic Alabama Tax Free Fund                              77
  EV Marathon Arizona Tax Free Fund                          3,212
  EV Classic Arizona Tax Free Fund                              56
  EV Marathon Arkansas Tax Free Fund                         2,273
  EV Classic Arkansas Tax Free Fund                             20
  EV Marathon California Municipals Fund                     8,078
  EV Classic California Municipals Fund                         39
  EV Marathon Colorado Tax Free Fund                         1,207
  EV Classic Colorado Tax Free Fund                             94
  EV Marathon Connecticut Tax Free Fund                      4,723
  EV Classic Connecticut Tax Free Fund                          94
  EV Marathon Florida Tax Free Fund                         14,369
  EV Classic Florida Tax Free Fund                              65
  EV Marathon Georgia Tax Free Fund                          3,043
  EV Classic Georgia Tax Free Fund                              60
  EV Marathon Kentucky Tax Free Fund                         3,727
  EV Classic Kentucky Tax Free Fund                             33
  EV Marathon Louisiana Tax Free Fund                          618
  EV Classic Louisiana Tax Free Fund                            37
  EV Marathon Maryland Tax Free Fund                         3,228
  EV Classic Maryland Tax Free Fund                             46
  EV Marathon Massachusetts Tax Free Fund                    7,394
  EV Classic Massachusetts Tax Free Fund                        55
  EV Marathon Michigan Tax Free Fund                         4,648
  EV Classic Michigan Tax Free Fund                             56
  EV Marathon Minnesota Tax Free Fund                        2,738
  EV Classic Minnesota Tax Free Fund                            85
  EV Marathon Mississippi Tax Free Fund                        759
  EV Classic Mississippi Tax Free Fund                          47
  EV Marathon Missouri Tax Free Fund                         2,821
  EV Classic Missouri Tax Free Fund                            113
  EV Marathon National Municipals Fund                      45,365
  EV Classic National Municipals Fund                          749
  EV Marathon New Jersey Tax Free Fund                      11,286
  EV Classic New Jersey Tax Free Fund                          104
  EV Marathon New York Tax Free Fund                        15,922
  EV Classic New York Tax Free Fund                            148
  EV Marathon North Carolina Tax Free Fund                   4,880
  EV Classic North Carolina Tax Free Fund                      104
  EV Marathon Ohio Tax Free Fund                             8,028
  EV Classic Ohio Tax Free Fund                                 54
  EV Marathon Oregon Tax Free Fund                           3,911
  EV Classic Oregon Tax Free Fund                               53
  EV Marathon Pennsylvania Tax Free Fund                    14,561
  EV Classic Pennsylvania Tax Free Fund                         99
  EV Marathon Rhode Island Tax Free Fund                       843
  EV Classic Rhode Island Tax Free Fund                         45
  EV Marathon South Carolina Tax Free Fund                   1,420
  EV Classic South Carolina Tax Free Fund                       25
  EV Marathon Tennessee Tax Free Fund                        1,622
  EV Classic Tennessee Tax Free Fund                            23
  EV Marathon Texas Tax Free Fund                              464
  EV Classic Texas Tax Free Fund                                 6
  EV Marathon Virginia Tax Free Fund                         5,215
  EV Classic Virginia Tax Free Fund                             39
  EV Marathon West Virginia Tax Free Fund                    1,220
  EV Classic West Virginia Tax Free Fund                        24
  Massachusetts Municipal Bond Portfolio                        36
  EV Traditional California Municipals Fund                     40
  EV Traditional Connecticut Tax Free Fund                      31
  EV Traditional Florida Tax Free Fund                          80
  EV Traditional National Municipals Fund                      548
  EV Traditional New Jersey Tax Free Fund                       62
  EV Traditional New York Tax Free Fund                        108
  EV Traditional Pennsylvania Tax Free Fund                     43

ITEM 27.  INDEMNIFICATION

    No change from the original filing has been made.

    Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the Statements of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the mutual funds named below:


EV Classic Alabama Tax Free Fund                        EV Classic Kansas Tax Free Fund
EV Classic Arizona Tax Free Fund                        EV Classic Kentucky Tax Free Fund
EV Classic Arkansas Tax Free Fund                       EV Classic Louisiana Tax Free Fund
EV Classic California Limited Maturity                  EV Classic Maryland Tax Free Fund
  Tax Free Fund                                         EV Classic Massachusetts Limited Maturity
EV Classic California Municipals Fund                     Tax Free Fund
EV Classic Colorado Tax Free Fund                       EV Classic Massachusetts Tax Free Fund
EV Classic Connecticut Limited Maturity                 EV Classic Michigan Limited Maturity
  Tax Free Fund                                           Tax Free Fund
EV Classic Connecticut Tax Free Fund                    EV Classic Michigan Tax Free Fund
EV Classic Florida Insured Tax Free Fund                EV Classic Minnesota Tax Free Fund
EV Classic Florida Limited Maturity                     EV Classic Mississippi Tax Free Fund
  Tax Free Fund                                         EV Classic Missouri Tax Free Fund
EV Classic Florida Tax Free Fund                        EV Classic National Limited Maturity Tax Free Fund
EV Classic Georgia Tax Free Fund                        EV Classic National Municipals Fund
EV Classic Government Obligations Fund                  EV Classic New Jersey Limited Maturity
EV Classic Greater China Growth Fund                      Tax Free Fund
EV Classic Growth Fund                                  EV Classic New Jersey Tax Free Fund
EV Classic Hawaii Tax Free Fund                         Classic New York Limited Maturity
EV Classic High Income Fund                               Tax Free Fund
EV Classic Investors Fund                               EV Classic New York Tax Free Fund

EV Classic North Carolina Tax Free Fund                 EV Marathon Michigan Limited Maturity
EV Classic Ohio Limited Maturity Tax Free Fund            Tax Free Fund
EV Classic Ohio Tax Free Fund                           EV Marathon Michigan Tax Free Fund
EV Classic Oregon Tax Free Fund                         EV Marathon Minnesota Tax Free Fund
EV Classic Pennsylvania Limited Maturity                EV Marathon Mississippi Tax Free Fund
  Tax Free Fund                                         EV Marathon Missouri Tax Free Fund
EV Classic Pennsylvania Tax Free Fund                   EV Marathon National Limited Maturity
EV Classic Rhode Island Tax Free Fund                     Tax Free Fund
EV Classic Senior Floating-Rate Fund                    EV Marathon National Municipals Fund
EV Classic Strategic Income Fund                        EV Marathon New Jersey Limited Maturity
EV Classic South Carolina Tax Free Fund                   Tax Free Fund
EV Classic Special Equities Fund                        EV Marathon New Jersey Tax Free Fund
EV Classic Stock Fund                                   EV Marathon New York Limited Maturity
EV Classic Tennessee Tax Free Fund                        Tax Free Fund
EV Classic Texas Tax Free Fund                          EV Marathon New York Tax Free Fund
EV Classic Total Return Fund                            EV Marathon North Carolina Limited Maturity
EV Classic Virginia Tax Free Fund                         Tax Free Fund
EV Classic West Virginia Tax Free Fund                  EV Marathon North Carolina Tax Free Fund
EV Marathon Alabama Tax Free Fund                       EV Marathon Ohio Limited Maturity Tax Free Fund
EV Marathon Arizona Limited Maturity                    EV Marathon Ohio Tax Free Fund
  Tax Free Fund                                         EV Marathon Oregon Tax Free Fund
EV Marathon Arizona Tax Free Fund                       EV Marathon Pennsylvania Limited Maturity
EV Marathon Arkansas Tax Free Fund                        Tax Free Fund
EV Marathon California Limited Maturity                 EV Marathon Pennsylvania Tax Free Fund
  Tax Free Fund                                         EV Marathon Rhode Island Tax Free Fund
EV Marathon California Municipals Fund                  EV Marathon Strategic Income Fund
EV Marathon Colorado Tax Free Fund                      EV Marathon South Carolina Tax Free Fund
EV Marathon Connecticut Limited Maturity                EV Marathon Special Equities Fund
  Tax Free Fund                                         EV Marathon Stock Fund
EV Marathon Connecticut Tax Free Fund                   EV Marathon Tennessee Tax Free Fund
EV Marathon Emerging Markets Fund                       EV Marathon Texas Tax Free Fund
Eaton Vance Equity - Income Trust                       EV Marathon Total Return Fund
EV Marathon Florida Insured Tax Free Fund               EV Marathon Virginia Limited Maturity
EV Marathon Florida Limited Maturity                      Tax Free  Fund
  Tax Free Fund                                         EV Marathon Virginia Tax Free Fund
EV Marathon Florida Tax Free Fund                       EV Marathon West Virginia Tax Free Fund
EV Marathon Georgia Tax Free Fund                       EV Traditional California Municipals Fund
EV Marathon Gold & Natural Resources Fund               EV Traditional Connecticut Tax Free Fund
EV Marathon Government Obligations Fund                 EV Traditional Emerging Markets Fund
EV Marathon Greater China Growth Fund                   EV Traditional Florida Insured Tax Free Fund
EV Marathon Greater India Fund                          EV Traditional Florida Limited Maturity
EV Marathon Growth Fund                                   Tax Free Fund
EV Marathon Hawaii Tax Free Fund                        EV Traditional Florida Tax Free Fund
EV Marathon High Income Fund                            EV Traditional Government Obligations Fund
EV Marathon High Yield Municipals Fund                  EV Traditional Greater China Growth Fund
EV Marathon Information Age Fund                        EV Traditional Greater India Fund
EV Marathon Investors Fund                              EV Traditional Growth Fund
EV Marathon Kansas Tax Free Fund                        EV Traditional High Yield Municipals Fund
EV Marathon Kentucky Tax Free Fund                      Eaton Vance Income Fund of Boston
EV Marathon Louisiana Tax Free Fund                     EV Traditional Information Age Fund
EV Marathon Maryland Tax Free Fund                      EV Traditional Investors Fund
EV Marathon Massachusetts Limited Maturity              Eaton Vance Municipal Bond Fund L.P.
  Tax Free Fund                                         EV Traditional National Limited Maturity
EV Marathon Massachusetts Tax Free Fund                   Tax Free Fund

EV Traditional National Municipals Fund                 EV Traditional Total Return Fund
EV Traditional New Jersey Tax Free Fund                 Eaton Vance Cash Management Fund
EV Traditional New York Limited Maturity                Eaton Vance Liquid Assets Trust
  Tax Free Fund                                         Eaton Vance Money Market Fund
EV Traditional New York Tax Free Fund                   Eaton Vance Prime Rate Reserves
EV Traditional Pennsylvania Tax Free Fund               Eaton Vance Short-Term Treasury Fund
EV Traditional Special Equities Fund                    Eaton Vance Tax Free Reserves
EV Traditional Stock Fund                               Massachusetts Municipal Bond Portfolio


    (b)

               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
       ------------------                    WITH PRINCIPAL UNDERWRITER                --------------------
        BUSINESS ADDRESS                     --------------------------                   WITH REGISTRANT
James B. Hawkes*                         Vice President and Director                   Vice President and
                                                                                         Trustee
William M. Steul*                        Vice President and Director                   None
Wharton P. Whitaker*                     President and Director                        None
Howard D. Barr                           Vice President                                None
  2750 Royal View Court
  Oakland, Michigan
Nancy E. Belza                           Vice President                                None
  463-1 Buena Vista East
  San Francisco, California
Chris Berg                               Vice President                                None
  45 Windsor Lane
  Palm Beach Gardens, Florida
H. Day Brigham, Jr.*                     Vice President                                None
Susan W. Bukima                          Vice President                                None
  106 Princess Street
  Alexandria, Virginia
Jeffrey W. Butterfield                   Vice President                                None
  9378 Mirror Road
  Columbus, Indiana
Mark A. Carlson*                         Vice President                                None
Jeffrey Chernoff                         Vice President                                None
  115 Concourse West
  Bright Waters, New York
William A. Clemmer*                      Vice President                                None
James S. Comforti                        Vice President                                None
  1859 Crest Drive
  Encinitas, California
Mark P. Doman                            Vice President                                None
  107 Pine Street
  Philadelphia, Pennsylvania
Michael A. Foster                        Vice President                                None
  850 Kelsey Court
  Centerville, Ohio
William M. Gillen                        Vice President                                None
  280 Rea Street
  North Andover, Massachusetts
Hugh S. Gilmartin                        Vice President                                None
  1531-184th Avenue, NE
  Bellevue, Washington
Richard E. Houghton*                     Vice President                                None
Brian Jacobs*                            Senior Vice President                         None
Stephen D. Johnson                       Vice President                                None
  13340 Providence Lake Drive
  Alpharetta, Georgia
Thomas J. Marcello                       Vice President                                None
  553 Belleville Avenue
  Glen Ridge, New Jersey
Timothy D. McCarthy                      Vice President                                None
  9801 Germantown Pike
  Lincoln Woods Apt. 416
  Lafayette Hill, Pennsylvania
Morgan C. Mohrman*                       Senior Vice President                         None
Gregory B. Norris                        Vice President                                None
  6 Halidon Court
  Palm Beach Gardens, Florida
Thomas Otis*                             Secretary and Clerk                           Secretary
George D. Owen                           Vice President                                None
  1911 Wildwood Court
  Blue Springs, Missouri
F. Anthony Robinson                      Vice President                                None
  510 Gravely Hill Road
  Wakefield, Rhode Island
Benjamin A. Rowland, Jr.*                Vice President,                               None
                                           Treasurer and Director
John P. Rynne*                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None
  9501 Hampton Oaks Lane
  Charlotte, North Carolina
Cornelius J. Sullivan*                   Vice President                                None
Maureen C. Tallon                        Vice President                                None
  518 Armistead Drive
  Nashville, Tennessee
David M. Thill                           Vice President                                None
  126 Albert Drive
  Lancaster, New York
William T. Toner                         Vice President                                None
  747 Lilac Drive
  Santa Barbara, California
Chris Volf                               Vice President                                None
  6517 Thoroughbred Loop
  Odessa, Florida
Donald E. Webber*                        Senior Vice President                         None
Sue Wilder                               Vice President                                None
  141 East 89th Street
  New York, New York

----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 24 Federal Street, Boston, MA 02110 and 89 South Street, Boston, MA 02111 and its transfer agent, The Shareholder Services Group, Inc., 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody, Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on the 14th day of September, 1995.

                                        EATON VANCE MUNICIPALS TRUST

                                        By  /s/THOMAS J. FETTER
                                            ----------------------------------
                                               THOMAS J. FETTER, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                      TITLE                             DATE
                  ---------                                      -----                             ----
                                                              President, (Chief
/s/ THOMAS J. FETTER                                            Executive Officer)               September 14, 1995
------------------------------------
    THOMAS J. FETTER
                                                              Treasurer and Principal
                                                                Financial and Accounting
/s/ JAMES L. O'CONNOR                                           Officer                          September 14, 1995
------------------------------------
    JAMES L. O'CONNOR

/s/ DONALD R. DWIGHT                                          Trustee                            September 14, 1995
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                           Trustee                            September 14, 1995
------------------------------------
    JAMES B. HAWKES

/s/ SAMUEL L. HAYES, III                                      Trustee                            September 14, 1995
------------------------------------
    SAMUEL L. HAYES, III

/s/ NORTON H. REAMER                                          Trustee                            September 14, 1995
------------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE                                         Trustee                            September 14, 1995
------------------------------------
    JOHN L. THORNDIKE

/s/ JACK L. TREYNOR                                           Trustee                            September 14, 1995
------------------------------------
    JACK L. TREYNOR

                                  SIGNATURES

    California Tax Free Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on the 14th day of September, 1995.

                                        CALIFORNIA TAX FREE PORTFOLIO

                                        By  /s/THOMAS J. FETTER
                                            ----------------------------------
                                               THOMAS J. FETTER, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                      TITLE                             DATE
                  ---------                                      -----                             ----
                                                              President, (Chief
/s/ THOMAS J. FETTER                                            Executive Officer)               September 14, 1995
------------------------------------
    THOMAS J. FETTER
                                                              Treasurer and Principal
                                                                Financial and Accounting
/s/ JAMES L. O'CONNOR                                           Officer                          September 14, 1995
------------------------------------
    JAMES L. O'CONNOR

/s/ DONALD R. DWIGHT                                          Trustee                            September 14, 1995
------------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                                           Trustee                            September 14, 1995
------------------------------------
    JAMES B. HAWKES

/s/ SAMUEL L. HAYES, III                                      Trustee                            September 14, 1995
------------------------------------
    SAMUEL L. HAYES, III

/s/ NORTON H. REAMER                                          Trustee                            September 14, 1995
------------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE                                         Trustee                            September 14, 1995
------------------------------------
    JOHN L. THORNDIKE

/s/ JACK L. TREYNOR                                           Trustee                            September 14, 1995
------------------------------------
    JACK L. TREYNOR

                                               EXHIBIT INDEX

    The following exhibits are filed as part of this amendment to the Registration Statement pursuant to
General Instructions E of Form N-1A.

                                                                                                  PAGE IN
                                                                                                 SEQUENTIAL
                                                                                                 NUMBERING
EXHIBIT NO.                                       DESCRIPTION                                      SYSTEM
-----------                                       -----------                                    ----------

 (1)(a)              Amended and Restated Declaration of Trust of Eaton Vance Municipals
                     Trust dated January 11, 1993.

    (b)              Amendment and Restatement of Establishment and Designation of Series
                     dated June 19, 1995.


 (2)(a)              By-Laws as amended October 21, 1987.


    (b)              Amendment to By-Laws of Eaton Vance Municipals Trust dated December
                     13, 1993.

 (6)(a)(1)           Amended Distribution Agreement between Eaton Vance Municipals Trust
                     (on behalf of its Classic series) and Eaton Vance Distributors, Inc.

       (2)           Amended Distribution Agreement between Eaton Vance Municipals Trust
                     (on behalf of its Marathon series) and Eaton Vance Distributors, Inc.


       (3)           Amended Distribution Agreement between Eaton Vance Municipals Trust
                     (on behalf of its Traditional series) and Eaton Vance Distributors,
                     Inc.


 (8)                 Custodian Agreement with Investors Bank & Trust Company dated October
                     15, 1992.

 (9)(a)              Amended Administrative Services Agreement between Eaton
                     Vance Municipals Trust (on behalf of each of its series) and Eaton Vance Management dated June 19, 1995.

(11)(a)              Consent of Independent Certified Public Accountants for EV Classic
                     California Municipals Fund dated September 14, 1995.

    (b)              Consent of Independent Certified Public Accountants for EV Marathon
                     California Municipals Fund dated September 14, 1995.

    (c)              Consent of Independent Certified Public Accountants for EV Traditional
                     California Municipals Fund dated September 14, 1995.

(15)(a)              Amended Distribution Plan for Eaton Vance Municipals Trust
                     (on behalf of its Classic series) dated January 27, 1995.

    (b)              Amended Distribution Plan for Eaton Vance Municipals Trust
                     (on behalf of its Marathon series) dated June 19, 1995.

    (c) Amended Service Plan for Eaton Vance Municipals Trust (on behalf of its Traditional series) dated June 19, 1995.

(16)                 Schedules for Computation of Performance Quotations.

(17)(a)              Power of Attorney for Eaton Vance Municipals Trust dated December 29,
                     1993.

    (b)              Power of Attorney for Alabama Tax Free Portfolio, Arizona Tax Free
                     Portfolio, Arkansas Tax Free Portfolio, Colorado Tax Free Portfolio,
                     Connecticut Tax Free Portfolio, Florida Tax Free Portfolio, Georgia
                     Tax Free Portfolio, Kentucky Tax Free Portfolio, Louisiana Tax Free
                     Portfolio, Maryland Tax Free Portfolio, Massachusetts Tax Free
                     Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio,
                     Mississippi Tax Free Portfolio, Missouri Tax Free Portfolio, National
                     Municipals Portfolio, New Jersey Tax Free Portfolio, New York Tax Free
                     Portfolio, North Carolina Tax Free Portfolio, Ohio Tax Free Portfolio,
                     Oregon Tax Free Portfolio, Pennsylvania Tax Free Portfolio, Rhode
                     Island Tax Free Portfolio, South Carolina Tax Free Portfolio,
                     Tennessee Tax Free Portfolio, Texas Tax Free Portfolio, Virginia Tax
                     Free Portfolio and West Virginia Tax Free Portfolio dated December 29,
                     1993.

    (c)              Power of Attorney for California Tax Free Portfolio dated June 19,
                     1995.
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